UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2007

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

August 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 24, 2007

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2007. As of May 20, 2005, the Strategies invest in a combination of portfolios of the AllianceBernstein Pooling Portfolios (“Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”).

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each). Within each of the value and growth components, the Strategy’s targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to markets, but ordinarily only by +/- 5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Global Real Estate Investment Trust (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations. Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but is expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade.

AllianceBernstein Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

and modest upside potential. An investment in the Global REIT Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations. Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 7-12 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended August 31, 2007. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

Performance was mixed for the Strategies for the six- and 12-month periods ended August 31, 2007. AllianceBernstein Balanced Wealth Strategy’s Class A shares without sales charges outperformed the respective balanced benchmark for the 12-month period under review, while AllianceBernstein Wealth Appreciation Strategy’s Class A shares without sales charges and AllianceBernstein Wealth Preservation Strategy’s Class A shares without sales charges underperformed their balanced benchmarks for the same period. All of the Strategies underperformed their respective benchmarks for the six-month period ended August 31, 2007.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

The Strategies’ approach of seeking returns within both the U.S. and the international equity markets contributed to overall performance, as international stocks outperformed U.S. stocks during the review period. International stocks, as represented by the MSCI EAFE Index, returned 18.71% for the 12-month period, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 15.13% for the same period. The Strategies’ holdings in value stocks outperformed for the 12-month review period, while the growth stocks typically underperformed for the same time period. One exception, however, was the performance of the Small-Mid Cap Growth Underlying Portfolio, which outperformed for both the six- and 12-month periods ended August 31, 2007. The U.S. Large Cap Growth Underlying Portfolio also outperformed for the six-month period, illustrating the benefits of diversification.

The Global REIT exposure of the portfolio modestly outperformed its index for the 12-month review period. The bond components of the Strategies modestly underperformed the broad market, most notably the Short Duration Bond Underlying Portfolio, which underperformed for both the six- and 12-month periods.

Market Review and Investment Strategy

The six- and 12-month periods ended August 31, 2007, were strong for the global capital markets. Stocks continued to provide returns above historic averages. Several factors provided fuel to the equity markets around the world, including solid economic growth and robust corporate earnings.

Small and mid-cap holdings generally outperformed large-cap holdings, and the Strategies’ holdings in international stocks also contributed to the overall performance. The performance of the Strategies’ growth holdings generally trailed the market, with the notable exception of holdings in small/mid-cap growth stocks—the best performers overall. This reinforces the Blend Investment Policy Team’s (the “Team’s”) belief that diversification within the portfolio aids the Strategies’ performance. Overall, the Strategies’ bond market returns modestly trailed the market. The Short Duration Bond Underlying Portfolio underperformed versus the Merrill Lynch 1-3 Year Treasury Index, detracting from the performance of AllianceBernstein Wealth Preservation Strategy.

As always, the Strategies’ Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment — the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	4.42%	15.88%

Class B	4.01%	15.02%

Class C	4.01%	15.02%

Advisor Class*	4.59%	16.23%

Class R*	4.20%	15.44%

Class K*	4.43%	15.80%

Class I*	4.54%	16.11%

70% S&P 500 Stock Index/30% MSCI EAFE Index	5.73%	16.20%

S&P 500 Stock Index	5.69%	15.13%

MSCI EAFE Index	5.83%	18.71%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/07

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/07) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	2.56%	11.68%

Class B	2.17%	10.85%

Class C	2.25%	10.92%

Advisor Class*	2.69%	11.98%

Class R*	2.34%	11.23%

Class K*	2.51%	11.58%

Class I*	2.67%	11.96%

60% S&P 500 Stock Index/40% LB U.S. Aggregate Index	4.03%	11.18%

S&P 500 Stock Index	5.69%	15.13%

LB U.S. Aggregate Index	1.55%	5.26%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/07

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/07) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

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10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Wealth Preservation Strategy
Class A	1.45%	7.66%

Class B	1.15%	6.92%

Class C	1.15%	6.93%

Advisor Class*	1.68%	8.05%

Class R*	1.32%	7.26%

Class K*	1.40%	7.57%

Class I*	1.65%	7.92%

30% S&P 500 Stock Index/70% LB U.S. Aggregate Index	2.79%	8.22%

S&P 500 Stock Index	5.69%	15.13%

LB U.S. Aggregate Index	1.55%	5.26%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/07

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Preservation Strategy Class A shares (from 9/2/03* to 8/31/07) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007
	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	-7.58%	14.33%
FTSE EPRA/NAREIT Global RE Index	-7.34%	14.06%

AllianceBernstein Global Research Growth Portfolio	5.10%	15.35%
MSCI World Index	5.98%	16.97%

AllianceBernstein Global Value Portfolio	5.73%	18.19%
MSCI World Index	5.98%	16.97%

AllianceBernstein High-Yield Portfolio	-1.53%	6.22%
Lehman Brothers High Yield Index (2% constrained)	-1.71%	6.46%

AllianceBernstein Inflation Protected Securities Portfolio	3.10%	4.44%
Lehman Brothers 1-10 Year TIPS Index	3.09%	4.46%

AllianceBernstein Intermediate Duration Bond Portfolio	1.36%	5.03%
Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

AllianceBernstein International Growth Portfolio	7.68%	18.09%
MSCI EAFE Growth Index	8.23%	19.59%

AllianceBernstein International Value Portfolio	6.11%	20.64%
MSCI EAFE Value Index	3.46%	17.74%

AllianceBernstein Short Duration Bond Portfolio	1.61%	4.51%
Merrill Lynch 1-3 Year Treasury Index	3.06%	5.60%

AllianceBernstein Small-Mid Cap Growth Portfolio	12.15%	27.50%
Russell 2500 Growth Index	4.98%	18.86%

AllianceBernstein Small-Mid Cap Value Portfolio	3.26%	18.64%
Russell 2500 Value Index	-3.28%	8.76%

AllianceBernstein U.S. Large Cap Growth Portfolio	8.16%	15.23%
Russell 1000 Growth Index	7.46%	17.70%

AllianceBernstein U.S. Value Portfolio	3.34%	13.55%
Russell 1000 Value Index	2.76%	12.85%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†  The Underlying Portfolios do not contain sales charges or management fees.

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Historical Performance

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	15.88%	10.95%
Since Inception*	14.11%	12.88%

Class B Shares
1 Year	15.02%	11.02%
Since Inception*	13.28%	13.10%

Class C Shares
1 Year	15.02%	14.02%
Since Inception*	13.28%	13.28%

Advisor Class Shares†
1 Year	16.23%	16.23%
Since Inception*	14.41%	14.41%

Class R Shares†
1 Year	15.44%	15.44%
Since Inception*	11.71%	11.71%

Class K Shares†
1 Year	15.80%	15.80%
Since Inception*	13.57%	13.57%

Class I Shares†
1 Year	16.11%	16.11%
Since Inception*	13.90%	13.90%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.19%, 1.91%, 1.90%, 0.89%, 1.53%, 1.22% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

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14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	14.64%
Since Inception*	13.93%

Class B Shares
1 Year	14.85%
Since Inception*	14.31%

Class C Shares
1 Year	17.85%
Since Inception*	14.31%

Advisor Class Shares†
1 Year	20.07%
Since Inception*	15.45%

Class R Shares†
1 Year	19.26%
Since Inception*	12.89%

Class K Shares†
1 Year	19.60%
Since Inception*	15.18%

Class I Shares†
1 Year	20.05%
Since Inception*	15.55%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	11.68%	6.94%
Since Inception*	10.91%	9.73%

Class B Shares
1 Year	10.85%	6.85%
Since Inception*	10.12%	9.93%

Class C Shares
1 Year	10.92%	9.92%
Since Inception*	10.14%	10.14%

Advisor Class Shares†
1 Year	11.98%	11.98%
Since Inception*	11.24%	11.24%

Class R Shares†
1 Year	11.23%	11.23%
Since Inception*	8.96%	8.96%

Class K Shares†
1 Year	11.58%	11.58%
Since Inception*	10.14%	10.14%

Class I Shares†
1 Year	11.96%	11.96%
Since Inception*	10.51%	10.51%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.06%, 1.77%, 1.76%, 0.76%, 1.40%, 1.12% and 0.78% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	9.26%
Since Inception*	10.47%

Class B Shares
1 Year	9.37%
Since Inception*	10.83%

Class C Shares
1 Year	12.36%
Since Inception*	10.85%

Advisor Class Shares†
1 Year	14.53%
Since Inception*	11.98%

Class R Shares†
1 Year	13.69%
Since Inception*	9.79%

Class K Shares†
1 Year	14.08%
Since Inception*	11.28%

Class I Shares†
1 Year	14.50%
Since Inception*	11.68%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.66%	3.06%
Since Inception*	7.40%	6.25%

Class B Shares
1 Year	6.92%	2.92%
Since Inception*	6.66%	6.45%

Class C Shares
1 Year	6.93%	5.93%
Since Inception*	6.64%	6.64%

Advisor Class Shares†
1 Year	8.05%	8.05%
Since Inception*	7.71%	7.71%

Class R Shares†
1 Year	7.26%	7.26%
Since Inception*	6.07%	6.07%

Class K Shares†
1 Year	7.57%	7.57%
Since Inception*	6.83%	6.83%

Class I Shares†
1 Year	7.92%	7.92%
Since Inception*	7.16%	7.16%

The Strategy’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.07%, 1.79%, 1.77%, 0.78%, 1.40%, 1.10% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns
Class A Shares
1 Year	4.44%
Since Inception*	6.69%

Class B Shares
1 Year	4.34%
Since Inception*	7.07%

Class C Shares
1 Year	7.25%
Since Inception*	7.05%

Advisor Class Shares†
1 Year	9.39%
Since Inception*	8.13%

Class R Shares†
1 Year	8.69%
Since Inception*	6.56%

Class K Shares†
1 Year	9.08%
Since Inception*	7.52%

Class I Shares†
1 Year	9.34%
Since Inception*	7.84%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS‡^ AS OF AUGUST 31, 2007
NAV/SEC Returns†

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	14.33%
Since Inception*	21.77%

AllianceBernstein Global Research Growth Portfolio
1 Year	15.35%
Since Inception*	12.02%

AllianceBernstein Global Value Portfolio
1 Year	18.19%
Since Inception*	16.51%

AllianceBernstein High-Yield Portfolio
1 Year	6.22%
Since Inception*	6.47%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	4.44%
Since Inception*	3.27%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.03%
Since Inception*	4.00%

AllianceBernstein International Growth Portfolio
1 Year	18.09%
Since Inception*	19.86%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

‡	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

^	The Underlying Portfolios do not contain sales charges or management fees.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS‡^ AS OF AUGUST 31, 2007
NAV/SEC Returns†

AllianceBernstein International Value Portfolio
1 Year	20.64%
Since Inception*	27.76%

AllianceBernstein Short Duration Bond Portfolio
1 Year	4.51%
Since Inception*	3.82%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	27.50%
Since Inception*	19.94%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.64%
Since Inception*	13.40%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	15.23%
Since Inception*	11.73%

AllianceBernstein U.S. Value Portfolio
1 Year	13.55%
Since Inception*	13.54%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

‡	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

^	The Underlying Portfolios do not contain sales charges or management fees.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS‡^ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
NAV/SEC Returns†

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	18.85%
Since Inception*	23.97%

AllianceBernstein Global Research Growth Portfolio
1 Year	23.35%
Since Inception*	17.11%

AllianceBernstein Global Value Portfolio
1 Year	21.67%
Since Inception*	19.05%

AllianceBernstein High-Yield Portfolio
1 Year	7.54%
Since Inception*	7.44%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	5.38%
Since Inception*	3.64%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	4.83%
Since Inception*	4.11%

AllianceBernstein International Growth Portfolio
1 Year	29.46%
Since Inception*	23.24%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

‡	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

^	The Underlying Portfolios do not contain sales charges or management fees.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS‡^ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
NAV/SEC Returns†

AllianceBernstein International Value Portfolio
1 Year	25.53%
Since Inception*	29.42%

AllianceBernstein Short Duration Bond Portfolio
1 Year	4.57%
Since Inception*	3.96%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	32.45%
Since Inception*	21.60%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.00%
Since Inception*	13.49%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	19.03%
Since Inception*	13.98%

AllianceBernstein U.S. Value Portfolio
1 Year	13.95%
Since Inception*	14.36%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

‡	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

^	The Underlying Portfolios do not contain sales charges or management fees.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,044.15	$5.46	1.06%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%
Class B
Actual	$1,000	$1,040.10	$9.15	1.78%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%
Class C
Actual	$1,000	$1,040.10	$9.10	1.77%
Hypothetical**	$1,000	$1,016.28	$9.00	1.77%
Advisor Class
Actual	$1,000	$1,045.94	$3.92	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
Class R
Actual	$1,000	$1,041.98	$7.41	1.44%
Hypothetical**	$1,000	$1,017.95	$7.32	1.44%
Class K
Actual	$1,000	$1,044.34	$5.82	1.13%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%
Class I
Actual	$1,000	$1,045.43	$4.12	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,025.55	$4.80	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%
Class B
Actual	$1,000	$1,021.73	$8.46	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Class C
Actual	$1,000	$1,022.47	$8.41	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Advisor Class
Actual	$1,000	$1,026.86	$3.27	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%
Class R
Actual	$1,000	$1,023.39	$6.83	1.34%
Hypothetical**	$1,000	$1,018.45	$6.82	1.34%
Class K
Actual	$1,000	$1,025.08	$5.21	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class I
Actual	$1,000	$1,026.65	$3.52	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%

*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Fund Expenses

FUND EXPENSES

(continued from previous page)

Wealth Preservation Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.52	$4.98	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class B
Actual	$1,000	$1,011.49	$8.62	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$1,011.50	$8.57	1.69%
Hypothetical**	$1,000	$1,016.69	$8.59	1.69%
Advisor Class
Actual	$1,000	$1,016.76	$3.46	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$1,013.16	$6.90	1.36%
Hypothetical**	$1,000	$1,018.35	$6.92	1.36%
Class K
Actual	$1,000	$1,013.95	$5.43	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000	$1,016.53	$3.76	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $2,236.6

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 80-165. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $3,046.2

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 80-165. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 0.51%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $842.7

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 80-165. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 2.86%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2007

Wealth Appreciation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 42,955,256)	$535,652,041
AllianceBernstein U.S. Value (shares of 42,948,282)	534,276,630
AllianceBernstein International Growth (shares of 21,728,206)	303,760,319
AllianceBernstein International Value (shares of 20,384,462)	303,320,792
AllianceBernstein Global Real Estate Investment (shares of 16,132,823)	224,246,243
AllianceBernstein Small-Mid Cap Value (shares of 13,104,319)	167,604,234
AllianceBernstein Small-Mid Cap Growth (shares of 11,315,376)	167,354,418

Total investments (cost $1,906,019,271)	2,236,214,677
Receivable for investments sold	63,062,120
Receivable for shares of beneficial interest sold	9,193,677

Total assets	2,308,470,474

Liabilities
Payable for shares of beneficial interest redeemed	69,398,877
Advisory fee payable	1,234,770
Distribution fee payable	900,521
Transfer Agent fee payable	27,775
Accrued expenses	268,644

Total liabilities	71,830,587

Net Assets	$2,236,639,887

Composition of Net Assets
Shares of beneficial interest, at par	$1,377
Additional paid-in capital	1,866,134,772
Undistributed net investment income	643,195
Accumulated net realized gain on investment and foreign currency transactions	39,665,137
Net unrealized appreciation on investments	330,195,406

$2,236,639,887

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$906,379,070	55,541,328	$16.32	*

B	$365,428,721	22,721,053	$16.08

C	$440,097,796	27,363,343	$16.08

Advisor	$477,616,385	29,148,210	$16.39

R	$12,567,973	779,187	$16.13

K	$15,478,059	952,736	$16.25

I	$19,071,883	1,166,854	$16.34

*	The maximum offering price per share for Class A shares was $17.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

Balanced Wealth Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 87,174,862)	$860,415,889
AllianceBernstein U.S. Large Cap Growth (shares of 37,962,958)	473,398,085
AllianceBernstein U.S. Value (shares of 37,647,214)	468,331,348
AllianceBernstein Global Real Estate Investment (shares of 22,006,059)	305,884,219
AllianceBernstein International Growth (shares of 18,028,690)	252,041,093
AllianceBernstein International Value (shares of 16,782,219)	249,719,423
AllianceBernstein High Yield (shares of 21,470,300)	212,341,264
AllianceBernstein Small-Mid Cap Growth (shares of 7,578,350)	112,083,801
AllianceBernstein Small-Mid Cap Value (shares of 8,673,473)	110,933,721

Total investments (cost $2,727,160,152)	3,045,148,843
Receivable for shares of beneficial interest sold	14,568,437
Receivable for investments sold	12,596,651

Total assets	3,072,313,931

Liabilities
Payable for shares of beneficial interest redeemed	22,870,028
Distribution fee payable	1,539,354
Advisory fee payable	1,358,281
Transfer Agent fee payable	9,981
Accrued expenses	296,355

Total liabilities	26,073,999

Net Assets	$3,046,239,932

Composition of Net Assets
Shares of beneficial interest, at par	$2,191
Additional paid-in capital	2,693,771,437
Undistributed net investment income	2,146,696
Accumulated net realized gain on investment and foreign currency transactions	32,330,917
Net unrealized appreciation on investments	317,988,691

$3,046,239,932

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,481,912,632	106,338,837	$13.94	*

B	$648,527,122	46,799,335	$13.86

C	$750,829,480	54,145,643	$13.87

Advisor	$112,934,291	8,083,509	$13.97

R	$15,253,911	1,096,592	$13.91

K	$15,411,234	1,107,292	$13.92

I	$21,371,262	1,533,246	$13.94

*	The maximum offering price per share for Class A shares was $14.56 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

Wealth Preservation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Short Duration Bond (shares of 23,361,417)	$230,577,188
AllianceBernstein Intermediate Duration Bond (shares of 23,361,369)	230,576,716
AllianceBernstein Global Real Estate Investment (shares of 6,157,292)	85,586,352
AllianceBernstein Inflation Protected Securities (shares of 8,391,207)	83,828,153
AllianceBernstein U.S. Large Cap Growth (shares of 5,126,556)	63,928,155
AllianceBernstein U.S. Value (shares of 5,100,864)	63,454,751
AllianceBernstein International Growth (shares of 2,310,473)	32,300,413
AllianceBernstein International Value (shares of 2,160,592)	32,149,603
AllianceBernstein Small-Mid Cap Growth (shares of 695,223)	10,282,349
AllianceBernstein Small-Mid Cap Value (shares of 803,863)	10,281,403

Total investments (cost $789,679,387)	842,965,083
Receivable for shares of beneficial interest sold	3,926,557
Receivable for investments sold	2,892,938

Total assets	849,784,578

Liabilities
Payable for shares of beneficial interest redeemed	6,126,386
Distribution fee payable	439,509
Advisory fee payable	386,464
Transfer Agent fee payable	2,163
Accrued expenses	122,293

Total liabilities	7,076,815

Net Assets	$842,707,763

Composition of Net Assets
Shares of beneficial interest, at par	$696
Additional paid-in capital	780,939,444
Undistributed net investment income	1,667,338
Accumulated net realized gain on investment and foreign currency transactions	6,814,589
Net unrealized appreciation on investments	53,285,696

$842,707,763

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$400,293,643	32,968,956	$12.14	*

B	$172,579,579	14,290,310	$12.08

C	$230,707,035	19,114,722	$12.07

Advisor	$25,415,437	2,090,904	$12.16

R	$9,773,533	803,820	$12.16

K	$1,780,372	146,719	$12.13

I	$2,158,164	177,796	$12.14

*	The maximum offering price per share for Class A shares was $12.68 which reflects a sales charge of 4.25%.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Wealth Preservation Strategy
Investment Income
Income distributions from Underlying Portfolios	$52,048,327	$93,235,507	$28,172,968

Expenses
Advisory fee (see Note B)	12,235,493	13,921,947	3,828,573
Distribution fee—Class A	2,213,973	3,678,956	992,968
Distribution fee—Class B	3,273,861	5,681,965	1,479,003
Distribution fee—Class C	3,508,366	5,925,250	1,787,293
Distribution fee—Class R	45,322	34,280	35,392
Distribution fee—Class K	31,873	32,168	4,808
Transfer agency—Class A	642,770	905,469	228,473
Transfer agency—Class B	361,944	520,963	127,753
Transfer agency—Class C	333,148	467,481	130,688
Transfer agency—Advisor Class	370,298	80,478	18,701
Transfer agency—Class R	23,409	17,460	18,621
Transfer agency—Class K	26,086	25,886	3,915
Transfer agency—Class I	23,470	27,147	3,381
Registration	218,020	265,089	175,126
Printing	162,046	185,806	48,488
Custodian	68,139	67,985	67,707
Legal	62,789	59,814	67,302
Audit	51,095	50,661	43,856
Trustees’ fees	38,694	38,586	38,267
Miscellaneous	46,238	56,277	19,775

Total expenses	23,737,034	32,043,668	9,120,090

Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0 –	– 0 –	(1,223)
Less: expense offset arrangement (see Note B)	(91,394)	(90,272)	(25,637)

Net expenses	23,645,640	31,953,396	9,093,230

Net investment income	28,402,687	61,282,111	19,079,738

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares	8,512,416	2,849,322	1,840,392
Net realized gain distributions from Underlying Portfolios	31,923,782	29,904,234	5,011,873
Foreign currency transactions	(40)	(35)	(6)
Net change in unrealized appreciation/depreciation of Investments	165,659,404	143,124,607	18,312,471

Net gain on investment and foreign currency transactions	206,095,562	175,878,128	25,164,730

Net Increase in Net Assets from Operations	$234,498,249	$237,160,239	$44,244,468

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$28,402,687	$1,743,705
Net realized gain on investment and foreign currency transactions	8,512,376	1,310,605
Net realized gain distributions from Underlying Portfolios	31,923,782	4,292,484
Net change in unrealized appreciation/depreciation of investments	165,659,404	97,798,267

Net increase in net assets from operations	234,498,249	105,145,061
Dividends and Distributions to Shareholders from
Net investment income
Class A	(12,404,360)	(1,362,550)
Class B	(4,251,189)	– 0	–
Class C	(4,249,662)	– 0	–
Advisor Class	(7,245,182)	(621,664)
Class R	(140,945)	(1,455)
Class K	(236,786)	(3,599)
Class I	(395,548)	(11,992)
Net realized gain on investment transactions
Class A	(1,534,994)	(771,150)
Class B	(735,037)	(413,358)
Class C	(734,750)	(325,996)
Advisor Class	(802,642)	(233,149)
Class R	(18,108)	(727)
Class K	(28,262)	(1,255)
Class I	(43,950)	(3,953)
Transactions in Shares of Beneficial Interest
Net increase	670,810,015	623,315,906

Total increase	872,486,849	724,710,119
Net Assets
Beginning of period	1,364,153,038	639,442,919

End of period (including undistributed net investment income of $643,195 and $1,019,238, respectively)	$2,236,639,887	$1,364,153,038

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$61,282,111	$23,634,916
Net realized gain on investment and foreign currency transactions	2,849,287	662,122
Net realized gain distributions from Underlying Portfolios	29,904,234	4,628,649
Net change in unrealized appreciation/depreciation of investments	143,124,607	99,432,091

Net increase in net assets from operations	237,160,239	128,357,778
Dividends and Distributions to Shareholders from
Net investment income
Class A	(32,816,699)	(13,505,353)
Class B	(11,877,652)	(4,443,452)
Class C	(11,955,265)	(3,784,918)
Advisor Class	(3,011,002)	(1,343,488)
Class R	(141,602)	(16,912)
Class K	(344,110)	(54,007)
Class I	(679,882)	(132,390)
Net realized gain on investment transactions
Class A	(1,450,878)	(2,213,641)
Class B	(697,389)	(1,128,534)
Class C	(686,158)	(900,178)
Advisor Class	(111,072)	(175,384)
Class R	(6,455)	(1,468)
Class K	(17,040)	(10,133)
Class I	(28,730)	(1,216)
Transactions in Shares of Beneficial Interest
Net increase	948,013,774	767,719,388

Total increase	1,121,350,079	868,366,092
Net Assets
Beginning of period	1,924,889,853	1,056,523,761

End of period (including undistributed net investment income $2,146,696 and $1,744,852 respectively)	$3,046,239,932	$1,924,889,853

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Statement of Changes in Net Assets

	Wealth Preservation Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$19,079,738	$9,560,998
Net realized gain on investment and foreign currency transactions	1,840,386	812,332
Net realized gain distributions from Underlying Portfolios	5,011,873	848,798
Net change in unrealized appreciation/depreciation of Investments	18,312,471	17,933,637

Net increase in net assets from operations	44,244,468	29,155,765
Dividends and Distributions to Shareholders from
Net investment income
Class A	(9,752,804)	(4,526,799)
Class B	(3,519,616)	(1,582,195)
Class C	(4,114,191)	(1,632,745)
Advisor Class	(861,015)	(511,700)
Class R	(177,960)	(16,949)
Class K	(74,011)	(2,650)
Class I	(93,154)	(28,938)
Net realized gain on investment transactions
Class A	(623,287)	(104,748)
Class B	(285,684)	(53,109)
Class C	(328,068)	(53,411)
Advisor Class	(49,451)	(9,786)
Class R	(10,576)	(481)
Class K	(5,784)	(63)
Class I	(5,578)	(344)
Transactions in Shares of Beneficial Interest
Net increase	256,872,157	184,358,678

Total increase	281,215,446	204,990,525
Net Assets
Beginning of period	561,492,317	356,501,792

End of period (including undistributed net investment income of $1,667,338 and $1,252,639, respectively)	$842,707,763	$561,492,317

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2007

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). On May 20, 2005, the Strategies acquired shares in the Underlying Portfolios through a tax-free exchange of Strategy investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Strategies’ net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Notes to Financial Statements

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%	1.70%	1.45%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%

For the year ended August 31, 2007, such reimbursement amounted to $0, $0 and $1,223 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $873,935, $953,238 and $235,231 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2007.

For the year ended August 31, 2007, the Strategies’ expenses were reduced by $91,394, $90,272 and $25,637 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Notes to Financial Statements

imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2007 as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$565,994	$15,355	$466,701	$72,445
Balanced Wealth	1,001,995	17,583	961,935	133,095
Wealth Preservation	315,468	12,780	313,113	60,770

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy’s average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy’s average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2007, were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$796,265,301	$96,219,852
Balanced Wealth	1,046,981,565	68,457,405
Wealth Preservation	284,367,107	20,280,376

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Strategy	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Wealth Appreciation	$1,906,159,527	$330,055,150	$–0–	$330,055,150
Balanced Wealth	2,728,171,564	328,118,246	(11,140,967)	316,977,279
Wealth Preservation	789,892,539	57,428,830	(4,356,286)	53,072,544

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class A
Shares sold	25,577,229	22,827,714	$406,630,560	$316,683,240

Shares issued in reinvestment of dividends and distributions	849,791	148,436	13,112,273	2,021,699

Shares converted from Class B	960,794	224,689	15,418,170	3,163,157

Shares redeemed	(8,440,482)	(7,112,580)	(134,159,282)	(99,556,940)

Net increase	18,947,332	16,088,259	$301,001,721	$222,311,156

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class B
Shares sold	7,330,796	8,031,015	$114,807,784	$110,743,569

Shares issued in reinvestment of dividends and distributions	301,164	27,915	4,604,797	377,415

Shares converted to Class A	(972,771)	(227,338)	(15,418,170)	(3,163,157)

Shares redeemed	(2,352,115)	(1,819,740)	(36,892,935)	(24,921,496)

Net increase	4,307,074	6,011,852	$67,101,476	$83,036,331

Class C
Shares sold	12,707,228	9,755,508	$199,849,446	$134,625,876

Shares issued in reinvestment of dividends and distributions	239,310	17,213	3,656,651	232,715

Shares redeemed	(2,802,934)	(1,634,914)	(44,180,877)	(22,392,905)

Net increase	10,143,604	8,137,807	$159,325,220	$112,465,686

Advisor Class
Shares sold	17,003,483	14,410,101	$271,199,280	$203,254,832

Shares issued in reinvestment of dividends and distributions	499,049	58,338	7,715,294	795,724

Shares redeemed	(9,159,612)	(2,042,154)	(147,723,147)	(28,210,270)

Net increase	8,342,920	12,426,285	$131,191,427	$175,840,286

Class R
Shares sold	412,455	478,931	$6,619,150	$6,530,739

Shares issued in reinvestment of dividends and distributions	10,402	161	159,051	2,182

Shares redeemed	(77,013)	(54,960)	(1,225,876)	(772,697)

Net increase	345,844	424,132	$5,552,325	$5,760,224

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class K
Shares sold	450,721	547,998	$7,023,459	$7,705,123

Shares issued in reinvestment of dividends and distributions	17,244	350	265,045	4,759

Shares redeemed	(62,251)	(2,154)	(988,605)	(28,600)

Net increase	405,714	546,194	$6,299,899	$7,681,282

Class I
Shares sold	198,464	1,444,220	$3,118,257	$20,479,756

Shares issued in reinvestment of dividends and distributions	28,274	1,164	436,277	15,845

Shares redeemed	(201,552)	(304,536)	(3,216,587)	(4,274,660)

Net increase	25,186	1,140,848	$337,947	$16,220,941

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class A
Shares sold	47,048,485	41,516,736	$647,582,485	$519,333,760

Shares issued in reinvestment of dividends and distributions	2,399,176	1,211,984	32,593,187	14,984,197

Shares converted from Class B	1,225,974	374,796	16,980,416	4,695,429

Shares redeemed	(17,036,598)	(14,131,494)	(234,651,005)	(177,289,885)

Net increase	33,637,037	28,972,022	$462,505,083	$361,723,501

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class B
Shares sold	16,766,743	15,716,371	$229,495,465	$195,821,168

Shares issued in reinvestment of dividends and distributions	848,408	407,879	11,457,397	5,033,445

Shares converted to Class A	(1,231,891)	(376,312)	(16,980,416)	(4,695,429)

Shares redeemed	(5,152,274)	(3,385,296)	(70,567,518)	(42,150,446)

Net increase	11,230,986	12,362,642	$153,404,928	$154,008,738

Class C
Shares sold	25,893,088	18,649,242	$355,277,439	$232,517,741

Shares issued in reinvestment of dividends and distributions	656,397	257,019	8,886,800	3,172,899

Shares redeemed	(5,248,169)	(3,128,454)	(72,021,607)	(38,982,793)

Net increase	21,301,316	15,777,807	$292,142,632	$196,707,847

Advisor Class
Shares sold	4,570,484	3,508,140	$62,998,739	$43,974,380

Shares issued in reinvestment of dividends and distributions	202,702	108,174	2,761,286	1,339,205

Shares redeemed	(3,189,303)	(1,598,062)	(44,291,920)	(19,783,521)

Net increase	1,583,883	2,018,252	$21,468,105	$25,530,064

Class R
Shares sold	877,529	834,968	$12,155,016	$10,487,792

Shares issued in reinvestment of dividends and distributions	10,871	1,487	148,057	18,379

Shares redeemed	(75,946)	(571,829)	(1,057,374)	(7,206,486)

Net increase	812,454	264,626	$11,245,699	$3,299,685

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class K
Shares sold	808,151	1,682,025	$10,828,453	$21,109,254

Shares issued in reinvestment of dividends and distributions	26,608	5,198	361,146	64,138

Shares redeemed	(287,307)	(1,135,990)	(3,892,214)	(14,326,370)

Net increase	547,452	551,233	$7,297,385	$6,847,022

Class I
Shares sold	321,499	1,691,282	$4,424,864	$21,593,528

Shares issued in reinvestment of dividends and distributions	51,393	10,920	695,882	133,461

Shares redeemed	(373,194)	(169,524)	(5,170,804)	(2,124,458)

Net increase (decrease)	(302)	1,532,678	$(50,058)	$19,602,531

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class A
Shares sold	16,017,468	13,950,933	$193,309,186	$158,469,367

Shares issued in reinvestment of dividends and distributions	822,120	387,096	9,805,153	4,366,920

Shares converted from Class B	150,179	112,078	1,818,662	1,263,617

Shares redeemed	(7,039,535)	(6,296,323)	(84,772,879)	(71,609,968)

Net increase	9,950,232	8,153,784	$120,160,122	$92,489,936

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class B
Shares sold	5,234,389	4,457,146	$62,924,998	$50,368,922

Shares issued in reinvestment of dividends and distributions	293,641	132,925	3,486,049	1,495,595

Shares converted to Class A	(150,880)	(112,468)	(1,818,662)	(1,263,617)

Shares redeemed	(1,824,827)	(1,646,939)	(21,885,936)	(18,661,134)

Net increase	3,552,323	2,830,664	$42,706,449	$31,939,766

Class C
Shares sold	10,217,127	6,189,060	$122,791,800	$69,939,620

Shares issued in reinvestment of dividends and distributions	304,901	121,070	3,618,826	1,361,635

Shares redeemed	(3,083,323)	(1,992,125)	(37,005,130)	(22,534,633)

Net increase	7,438,705	4,318,005	$89,405,496	$48,766,622

Advisor Class
Shares sold	1,153,272	914,228	$13,901,401	$10,414,540

Shares issued in reinvestment of dividends and distributions	70,526	43,363	840,905	489,283

Shares redeemed	(1,236,738)	(619,863)	(14,992,246)	(7,036,168)

Net increase (decrease)	(12,940)	337,728	$(249,940)	$3,867,655

Class R
Shares sold	782,231	493,254	$9,608,811	$5,581,255

Shares issued in reinvestment of dividends and distributions	15,748	1,539	188,536	17,430

Shares redeemed	(432,253)	(136,119)	(5,254,826)	(1,566,715)

Net increase	365,726	358,674	$4,542,521	$4,031,970

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class K
Shares sold	186,478	79,007	$2,200,741	$896,074

Shares issued in reinvestment of dividends and distributions	6,718	241	79,793	2,711

Shares redeemed	(132,271)	(972)	(1,577,686)	(10,900)

Net increase	60,925	78,276	$702,848	$887,885

Class I
Shares sold	61,069	265,914	$733,454	$3,024,286

Shares issued in reinvestment of dividends and distributions	8,289	2,596	98,732	29,147

Shares redeemed	(100,875)	(60,108)	(1,227,525)	(678,589)

Net increase (decrease)	(31,517)	208,402	$(395,339)	$2,374,844

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

	August 31, 2007	August 31, 2006
Wealth Appreciation Strategy
Distributions paid from:
Ordinary income	$29,450,394	$2,001,260
Long-term capital gains	3,371,021	1,749,588

Total taxable distributions	32,821,415	3,750,848

Total distributions paid	$32,821,415	$3,750,848

Balanced Wealth Strategy
Distributions paid from:
Ordinary income	$60,992,752	$23,280,520
Long-term capital gains	2,831,182	4,430,554

Total taxable distributions	63,823,934	27,711,074

Total distributions paid	$63,823,934	$27,711,074

Wealth Preservation Strategy
Distributions paid from:
Ordinary income	$19,063,785	$8,301,976
Long-term capital gains	837,394	221,942

Total taxable distributions	19,901,179	8,523,918

Tax return of capital	–0–	–0–

Total distributions paid	$19,901,179	$8,523,918

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Wealth Preservation Strategy
Undistributed ordinary income	$643,195	$2,146,693	$1,667,337
Undistributed long-term capital gains	39,805,392	33,342,328	7,027,740
Unrealized appreciation(a)	330,055,151	316,977,283	53,072,546

Total accumulated earnings/(deficit)	$370,503,738	$352,466,304	$61,767,623

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax losses on wash sales.

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to a reclassification of distributions and the tax treatment of foreign currency resulted in a net increase in undistributed net investment income and a corresponding net decrease in accumulated net realized gain on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to a reclassification of distributions and the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income and a corresponding net increase in accumulated net realized gain on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to a reclassification of distributions resulted in a net decrease in undistributed net investment income and a corresponding net increase in accumulated net realized gain on investment and foreign currency transactions.

These reclassificatons had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 14.39		$ 12.74		$ 10.91		$ 10.00

Income From Investment Operations
Net investment income(b)	.27		.06		.04	(c)	.03	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	2.00		1.67		1.88		.91

Net increase in net asset value from operations	2.27		1.73		1.92		.94

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.05)		(.07)		(.03)
Distributions from net realized gain on investment transactions	(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.34)		(.08)		(.09)		(.03)

Net asset value, end of period	$ 16.32		$ 14.39		$ 12.74		$ 10.91

Total Return
Total investment return based on net asset value(e)	15.88%		13.64%		17.68%		9.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$906,379		$526,745		$261,218		$91,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07	%(f)	1.13	%(f)(g)	1.33	%(f)	1.55	%(h)
Expenses, before waivers/reimbursements	1.07	%(f)	1.13	%(f)(g)	1.33	%(f)	2.03	%(h)
Net investment income	1.68%		.41	%(g)	.35	%(c)	.33	%(c)(d)(h)
Portfolio turnover rate	5%		1%		32%		28%

See footnote summary on page 72.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class B
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 14.21		$ 12.62		$ 10.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.17		(.04)		(.04	)(c)	(.04	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.95		1.66		1.86		.90

Net increase in net asset value from operations	2.12		1.62		1.82		.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)		– 0	–	(.02)		(.02)
Distributions from net realized gain on investment transactions	(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.25)		(.03)		(.04)		(.02)

Net asset value, end of period	$ 16.08		$ 14.21		$ 12.62		$ 10.84

Total Return
Total investment return based on net asset value(e)	15.02%		12.85%		16.82%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$365,429		$261,738		$156,524		$72,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79	%(f)	1.85	%(f)(g)	2.04	%(f)	2.24	%(h)
Expenses, before waivers/reimbursements	1.79	%(f)	1.85	%(f)(g)	2.04	%(f)	2.75	%(h)
Net investment income (loss)	1.05%		(.32	)%(g)	(.33	)%(c)	(.36	)%(c)(d)(h)
Portfolio turnover rate	5%		1%		32%		28%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class C
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 14.21		$ 12.62		$ 10.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.15		(.04)		(.04	)(c)	(.04	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.97		1.66		1.86		.90

Net increase in net asset value from operations	2.12		1.62		1.82		.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)		– 0	–	(.02)		(.02)
Distributions from net realized gain on investment transactions	(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.25)		(.03)		(.04)		(.02)

Net asset value, end of period	$ 16.08		$ 14.21		$ 12.62		$ 10.84

Total Return
Total investment return based on net asset value(e)	15.02%		12.85%		16.82%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$440,098		$244,732		$114,591		$50,779
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.77	%(f)	1.83	%(f)(g)	2.03	%(f)	2.25	%(h)
Expenses, before waivers/reimbursements	1.77	%(f)	1.83	%(f)(g)	2.03	%(f)	2.76	%(h)
Net investment income (loss)	.96%		(.30	)%(g)	(.32	)%(c)	(.38	)%(c)(d)(h)
Portfolio turnover rate	5%		1%		32%		28%

See footnote summary on page 72.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 14.44		$ 12.77		$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(b)	.32		.09		.08	(c)	.06	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	2.00		1.69		1.88		.89

Net increase in net asset value from operations	2.32		1.78		1.96		.95

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.08)		(.09)		(.03)
Distributions from net realized gain on investment transactions	(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.37)		(.11)		(.11)		(.03)

Net asset value, end of period	$ 16.39		$ 14.44		$ 12.77		$ 10.92

Total Return
Total investment return based on net asset value(e)	16.23%		13.99%		18.04%		9.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$477,616		$300,451		$106,973		$37,645
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77	%(f)	.82	%(f)(g)	1.02	%(f)	1.28	%(h)
Expenses, before waivers/reimbursements	.77	%(f)	.82	%(f)(g)	1.02	%(f)	1.84	%(h)
Net investment income	2.00%		.67	%(g)	.66	%(c)	.58	%(c)(d)(h)
Portfolio turnover rate	5%		1%		32%		28%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Year Ended August 31,						February 17, 2004(i) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 14.27		$ 12.69		$ 10.89		$ 11.29

Income From Investment Operations
Net investment income (loss)(b)	.20		(.04)		(.02	)(c)	.02	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99		1.71		1.91		(.42)

Net increase (decrease) in net asset value from operations	2.19		1.67		1.89		(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.06)		(.07)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.33)		(.09)		(.09)		– 0	–

Net asset value, end of period	$ 16.13		$ 14.27		$ 12.69		$ 10.89

Total Return
Total investment return based on net asset value(e)	15.44%		13.20%		17.37%		(3.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,568		$6,185		$117		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.44	%(f)	1.46	%(f)(g)	1.67	%(f)	1.70	%(h)
Expenses, before waivers/ reimbursements	1.44	%(f)	1.46	%(f)(g)	1.67	%(f)	2.18	%(h)
Net investment income (loss)	1.26%		(.33	)%(g)	(.17	)%(c)	.32	%(c)(h)
Portfolio turnover rate	5%		1%		32%		28%

See footnote summary on page 72.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Year Ended August 31,			March 1, 2005(i) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 14.35	$ 12.74		$ 12.19

Income From Investment Operations
Net investment income(b)	.27	.05		.01
Net realized and unrealized gain on investment and foreign currency transactions	1.98	1.68		.54

Net increase in net asset value from operations	2.25	1.73		.55

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.03)		– 0	–

Total dividends and distributions	(.35)	(.12)		– 0	–

Net asset value, end of period	$ 16.25	$ 14.35		$ 12.74

Total Return
Total investment return based on net asset value(e)	15.80%	13.60%		4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,478	$7,850		$10
Ratio to average net assets of:
Expenses(f)	1.13%	1.15	%(g)	1.35	%(h)
Net investment income	1.67%	.38	%(g)	.24	%(h)
Portfolio turnover rate	5%	1%		32%
See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Year Ended August 31,			March 1, 2005(i) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 14.41	$ 12.75		$ 12.19

Income From Investment Operations
Net investment income(b)	.34	.13		.03
Net realized and unrealized gain on investment and foreign currency transactions	1.96	1.65		.53

Net increase in net asset value from operations	2.30	1.78		.56

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.03)		– 0	–

Total dividends and distributions	(.37)	(.12)		– 0	–

Net asset value, end of period	$ 16.34	$ 14.41		$ 12.75

Total Return
Total investment return based on net asset value(e)	16.11%	14.03%		4.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,072	$16,452		$10
Ratio to average net assets of:
Expenses(f)	.80%	.84	%(g)	1.05	%(h)
Net investment income	2.12%	.98	%(g)	.54	%(h)
Portfolio turnover rate	5%	1%		32%

See footnote summary on page 72.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 12.86		$ 11.96		$ 10.78		$ 10.00

Income From Investment Operations
Net investment income(b)	.37		.24		.17	(c)	.15	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.12		.93		1.24		.73

Net increase in net asset value from operations	1.49		1.17		1.41		.88

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.23)		(.22)		(.10)
Distributions from net realized gain on investment transactions	(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.41)		(.27)		(.23)		(.10)

Net asset value, end of period	$ 13.94		$ 12.86		$ 11.96		$ 10.78

Total Return
Total investment return based on net asset value(e)	11.68%		9.94%		13.22%		8.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,481,913		$934,926		$522,962		$185,724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%(f)	.99	%(f)(g)	1.13	%(f)	1.25	%(h)
Expenses, before waivers/reimbursements	.95	%(f)	.99	%(f)(g)	1.13	%(f)	1.67	%(h)
Net investment income	2.72%		1.91	%(g)	1.45	%(c)	1.57	%(c)(d)(h)
Portfolio turnover rate	3%		1%		59%		59%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 12.80		$ 11.91		$ 10.74		$ 10.00

Income From Investment Operations
Net investment income(b)	.28		.15		.09	(c)	.09	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.10		.93		1.24		.71

Net increase in net asset value from operations	1.38		1.08		1.33		.80

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.15)		(.15)		(.06)
Distributions from net realized gain on investment transactions	(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.32)		(.19)		(.16)		(.06)

Net asset value, end of period	$ 13.86		$ 12.80		$ 11.91		$ 10.74

Total Return
Total investment return based on net asset value(e)	10.85%		9.16%		12.46%		8.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$648,527		$455,131		$276,275		$123,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.66	%(f)	1.71	%(f)(g)	1.84	%(f)	1.95	%(h)
Expenses, before waivers/reimbursements	1.66	%(f)	1.71	%(f)(g)	1.84	%(f)	2.37	%(h)
Net investment income	2.04%		1.20	%(g)	.75	%(c)	.88	%(c)(d)(h)
Portfolio turnover rate	3%		1%		59%		59%

See footnote summary on page 72.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 12.80		$ 11.91		$ 10.74		$ 10.00

Income From Investment Operations
Net investment income(b)	.27		.15		.09	(c)	.08	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.12		.93		1.24		.72

Net increase in net asset value from operations	1.39		1.08		1.33		.80

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.15)		(.15)		(.06)
Distributions from net realized gain on investment transactions	(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.32)		(.19)		(.16)		(.06)

Net asset value, end of period	$ 13.87		$ 12.80		$ 11.91		$ 10.74

Total Return
Total investment return based on net asset value(e)	10.92%		9.16%		12.46%		8.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$750,829		$420,484		$203,262		$85,171
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(f)	1.70	%(f)(g)	1.83	%(f)	1.96	%(h)
Expenses, before waivers/reimbursements	1.65	%(f)	1.70	%(f)(g)	1.83	%(f)	2.38	%(h)
Net investment income	1.99%		1.22	%(g)	.76	%(c)	.85	%(c)(d)(h)
Portfolio turnover rate	3%		1%		59%		59%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 12.89		$ 11.98		$ 10.79		$ 10.00

Income From Investment Operations
Net investment income(b)	.42		.27		.20	(c)	.19	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.11		.95		1.25		.72

Net increase in net asset value from operations	1.53		1.22		1.45		.91

Less: Dividends and Distributions
Dividends from net investment income	(.43)		(.27)		(.25)		(.12)
Distributions from net realized gain on investment transactions	(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.45)		(.31)		(.26)		(.12)

Net asset value, end of period	$ 13.97		$ 12.89		$ 11.98		$ 10.79

Total Return
Total investment return based on net asset value(e)	11.98%		10.31%		13.60%		9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,934		$83,781		$53,679		$15,790
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%(f)	.69	%(f)(g)	.84	%(f)	.98	%(h)
Expenses, before waivers/reimbursements	.65	%(f)	.69	%(f)(g)	.84	%(f)	1.52	%(h)
Net investment income	3.01%		2.17	%(g)	1.69	%(c)	1.80	%(c)(d)(h)
Portfolio turnover rate	3%		1%		59%		59%

See footnote summary on page 72.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class R
	Year Ended August 31,						February 17, 2004(i) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 12.85		$ 11.95		$ 10.77		$ 10.99

Income From Investment Operations
Net investment income(b)	.29		.13	(c)	.18	(c)	.08	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14		1.00		1.20		(.25)

Net increase (decrease) in net asset value from operations	1.43		1.13		1.38		(.17)

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.19)		(.19)		(.05)
Distributions from net realized gain on investment transactions	(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.37)		(.23)		(.20)		(.05)

Net asset value, end of period	$ 13.91		$ 12.85		$ 11.95		$ 10.77

Total Return
Total investment return based on net asset value(e)	11.23%		9.53%		12.95%		(1.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,254		$3,651		$233		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.33	%(f)	1.33	%(f)(g)	1.40	%(f)	1.40	%(h)
Expenses, before waivers/ reimbursements	1.33	%(f)	1.35	%(f)(g)	1.42	%(f)	1.79	%(h)
Net investment income	2.11%		1.07	%(c)(g)	1.57	%(c)	1.48	%(c)(h)
Portfolio turnover rate	3%		1%		59%		59%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class K
	Year Ended August 31,			March 1, 2005(i) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 12.85	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(b)	.37	.19		.04	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.10	.97		.41

Net increase in net asset value from operations	1.47	1.16		.45

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.23)		(.10)
Distributions from net realized gain on investment transactions	(.02)	(.04)		– 0	–

Total dividends and distributions	(.40)	(.27)		(.10)

Net asset value, end of period	$ 13.92	$ 12.85		$ 11.96

Total Return
Total investment return based on net asset value(e)	11.58%	9.85%		3.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,411	$7,194		$103
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(f)	1.02%	1.05	%(g)	1.15	%(h)
Expenses, before waivers/ reimbursements(f)	1.02%	1.05	%(g)	1.37	%(h)
Net investment income	2.69%	1.55	%(g)	.88	%(c)(h)
Portfolio turnover rate	3%	1%		59%

See footnote summary on page 72.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class I
	Year Ended August 31,			March 1, 2005(i) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 12.86	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(b)	.43	.29		.09
Net realized and unrealized gain on investment and foreign currency transactions	1.09	.92		.37

Net increase in net asset value from operations	1.52	1.21		.46

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.27)		(.11)
Distributions from net realized gain on investment transactions	(.02)	(.04)		– 0	–

Total dividends and distributions	(.44)	(.31)		(.11)

Net asset value, end of period	$ 13.94	$ 12.86		$ 11.96

Total Return
Total investment return based on net asset value(e)	11.96%	10.26%		4.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,371	$19,723		$10
Ratio to average net assets of:
Expenses(f)	.69%	.71	%(g)	.88	%(h)
Net investment income	3.09%	2.33	%(g)	1.49	%(h)
Portfolio turnover rate	3%	1%		59%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class A
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 11.66		$ 11.17		$ 10.62		$ 10.00

Income From Investment Operations
Net investment income(b)	.37		.27		.19	(c)	.18	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.52		.47		.64		.55

Net increase in net asset value from operations	.89		.74		.83		.73

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.24)		(.25)		(.11)
Distributions from net realized gain on investment transactions	(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.41)		(.25)		(.28)		(.11)

Net asset value, end of period	$ 12.14		$ 11.66		$ 11.17		$ 10.62

Total Return
Total investment return based on net asset value(e)	7.66%		6.71%		7.91%		7.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$400,294		$268,341		$166,006		$64,467
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98	%(f)	1.02	%(f)(g)	1.20	%(f)	1.26	%(h)
Expenses, before waivers/reimbursements	.98	%(f)	1.02	%(f)(g)	1.21	%(f)	1.91	%(h)
Net investment income	3.06%		2.42	%(g)	1.74	%(c)	1.90	%(c)(d)(h)
Portfolio turnover rate	3%		2%		81%		126%

See footnote summary on page 72.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class B
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 11.61		$ 11.13		$ 10.59		$ 10.00

Income From Investment Operations
Net investment income(b)	.28		.19		.11	(c)	.12	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.52		.47		.64		.54

Net increase in net asset value from operations	.80		.66		.75		.66

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.17)		(.18)		(.07)
Distributions from net realized gain on investment transactions	(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.33)		(.18)		(.21)		(.07)

Net asset value, end of period	$ 12.08		$ 11.61		$ 11.13		$ 10.59

Total Return
Total investment return based on net asset value(e)	6.92%		5.94%		7.14%		6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$172,580		$124,623		$87,971		$36,948
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70	%(f)	1.73	%(f)(g)	1.90	%(f)	1.95	%(h)
Expenses, before waivers/reimbursements	1.70	%(f)	1.73	%(f)(g)	1.93	%(f)	2.64	%(h)
Net investment income	2.37%		1.72	%(g)	1.03	%(c)	1.23	%(c)(d)(h)
Portfolio turnover rate	3%		2%		81%		126%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class C
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 11.60		$ 11.12		$ 10.58		$ 10.00

Income From Investment Operations
Net investment income(b)	.28		.19		.11	(c)	.12	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.52		.47		.64		.53

Net increase in net asset value from operations	.80		.66		.75		.65

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.17)		(.18)		(.07)
Distributions from net realized gain on investment transactions	(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.33)		(.18)		(.21)		(.07)

Net asset value, end of period	$ 12.07		$ 11.60		$ 11.12		$ 10.58

Total Return
Total investment return based on net asset value(e)	6.93%		5.95%		7.15%		6.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$230,707		$135,419		$81,802		$38,857
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%(f)	1.72	%(f)(g)	1.90	%(f)	1.95	%(h)
Expenses, before waivers/reimbursements	1.69	%(f)	1.72	%(f)(g)	1.91	%(f)	2.61	%(h)
Net investment income	2.34%		1.72	%(g)	1.05	%(c)	1.23	%(c)(d)(h)
Portfolio turnover rate	3%		2%		81%		126%

See footnote summary on page 72.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Advisor Class
	Year Ended August 31,						September 2, 2003(a) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 11.67		$ 11.18		$ 10.63		$ 10.00

Income From Investment Operations
Net investment income(b)	.43		.31		.23	(c)	.21	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.50		.47		.63		.55

Net increase in net asset value from operations	.93		.78		.86		.76

Less: Dividends and Distributions
Dividends from net investment income	(.41)		(.28)		(.28)		(.13)
Distributions from net realized gain on investment transactions	(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.44)		(.29)		(.31)		(.13)

Net asset value, end of period	$ 12.16		$ 11.67		$ 11.18		$ 10.63

Total Return
Total investment return based on net asset value(e)	8.05%		7.01%		8.19%		7.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,415		$24,549		$19,741		$43,811
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.68	%(f)	.72	%(f)(g)	.90	%(f)	.97	%(h)
Expenses, before waivers/ reimbursements	.68	%(f)	.72	%(f)(g)	.90	%(f)	1.70	%(h)
Net investment income	3.53%		2.71	%(g)	2.12	%(c)	2.14	%(c)(d)(h)
Portfolio turnover rate	3%		2%		81%		126%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class R
	Year Ended August 31,						February 17, 2004(i) to August 31, 2004
	2007		2006		2005

Net asset value, beginning of period	$ 11.69		$ 11.18		$ 10.62		$ 10.66

Income From Investment Operations
Net investment income(b)(c)	.31		.16		.17		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53		.55		.64		(.09)

Net increase in net asset value from operations	.84		.71		.81		.02

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.19)		(.22)		(.06)
Distributions from net realized gain on investment transactions	(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.37)		(.20)		(.25)		(.06)

Net asset value, end of period	$ 12.16		$ 11.69		$ 11.18		$ 10.62

Total Return
Total investment return based on net asset value(e)	7.26%		6.41%		7.70%		.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,774		$5,120		$888		$12
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.36	%(f)	1.34	%(f)(g)	1.40	%(f)	1.40	%(h)
Expenses, before waivers/ reimbursements	1.38	%(f)	1.36	%(f)(g)	1.54	%(f)	2.10	%(h)
Net investment income(c)	2.53%		1.53	%(g)	1.46%		1.91	%(h)
Portfolio turnover rate	3%		2%		81%		126%

See footnote summary on page 72.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class K
Year Ended August 31,	March 1, 2005(i) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 11.66	$ 11.17	$ 10.98

Income From Investment Operations
Net investment income(b)	.42	.18	.06	(c)
Net realized and unrealized gain on investment and foreign currency transactions	.46	.56	.24

Net increase in net asset value from operations	.88	.74	.30

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.24)	(.11)
Distributions from net realized gain on investment transactions	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(j)

Total dividends and distributions	(.41)	(.25)	(.11)

Net asset value, end of period	$ 12.13	$ 11.66	$ 11.17

Total Return
Total investment return based on net asset value(e)	7.57%	6.68%	2.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,780	$1,000	$84
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(f)	1.06%	1.04	%(g)	1.15	%(h)
Expenses, before waivers/ reimbursements(f)	1.06%	1.04	%(g)	1.39	%(h)
Net investment income	3.42%	1.71	%(g)	1.22	%(c)(h)
Portfolio turnover rate	3%	2%	81%

See footnote summary on page 72.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class I
Year Ended August 31,	March 1, 2005(i) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 11.66	$ 11.16	$ 10.98

Income From Investment Operations
Net investment income(b)	.41	.30	.10	(c)
Net realized and unrealized gain on investment and foreign currency transactions	.51	.49	.21

Net increase in net asset value from operations	.92	.79	.31

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.28)	(.12)
Distributions from net realized gain on investment transactions	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.44)	(.29)	(.13)

Net asset value, end of period	$ 12.14	$ 11.66	$ 11.16

Total Return
Total investment return based on net asset value(e)	7.92%	7.11%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,158	$2,440	$10
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	.73%	.75	%(g)	.90	%(h)
Expenses, before waivers/reimbursements(f)	.73%	.75	%(g)	.95	%(h)
Net investment income	3.39%	2.81	%(g)	1.85	%(c)(h)
Portfolio turnover rate	3%	2%	81%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Net of expenses waived and reimbursed by the Transfer Agent.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. The estimated annualized blended expense ratio of the Underlying Portfolios was ..04%, .04% and .04% and .07%, .07% and .06%, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2007 and the year ended August 31, 2006.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Annualized.

(i)	Commencement of distribution.

(j)	Amount is less than $(.005).

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Wealth Appreciation Strategy

AllianceBernstein Balanced Wealth Strategy and

AllianceBernstein Wealth Preservation Strategy

We have audited the accompanying statements of net assets of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Wealth Preservation Strategy (constituting series of the AllianceBernstein Portfolios, hereafter referred to as the “Funds”) as of August 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Wealth Preservation Strategy as of August 31, 2007, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2007

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

For the fiscal year ended August 31, 2007, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds will be designated as:

Strategy	Long-Term Capital Gain	Qualified Dividend Income	(for corporate shareholders) Dividends Received Deduction	(for foreign shareholders) Qualified Short-Term Capital Gain	(for foreign shareholders) Qualified Interest Income
Wealth Appreciation	$3,371,021	$29,450,394	$13,946,431	$526,722	$718,766
Balanced Wealth	2,831,182	23,444,063	10,716,415	112,521	44,638,432
Wealth Preservation	837,394	3,001,602	1,392,082	398,752	2,931,825

Long-Term Capital Gain distributions made during the fiscal year ended August 31, 2007 will be subject to maximum tax rate of 15%.

In addition, Qualified Dividend Income will also be subject to a maximum tax rate of 15%.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2008.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Vice President

Mark A. Hamilton(2), Vice President

Thomas J. Fontaine(2), Vice President

Joshua B. Lisser(2), Vice President

Christopher H. Nikolich(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller and Chief Accounting Officer

Custodian	Transfer Agent
State Street Bank and Trust Company	AllianceBernstein Investor Services, Inc.
One Lincoln Street	P.O. Box 786003
Boston, MA 02111	San Antonio, TX 78278-6003
Toll-Free (800) 221-5672
Principal Underwriter
AllianceBernstein Investments, Inc.	Independent Registered
1345 Avenue of the Americas	Public Accounting Firm
New York, NY 10105	KPMG LLP
345 Park Avenue
Legal Counsel	New York, NY 10154
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for each Strategy’s portfolio are made by the Blend Investment Team. Messrs. Fontaine, Hamilton, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SCB & Co.”)) and its predecessor since prior to 2002.	108	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 75 (1998)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

David H. Dievler, #, ## 78 (1999)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	109	None

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 65 (1999)	Consultant. Formerly, President of Save Venice, Inc., (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation; Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	108	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors); MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Trustees is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested trustee”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Thomas J. Fontaine 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Mark A. Hamilton 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Joshua B. Lisser 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002 and Chief Investment Officer – Structured Equities.

Seth J. Masters 48	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002, Chief Investment Officer of Style Blend and Core Equity Services and Head of the U.S. and Global Style Blend teams.

Christopher H. Nikolich 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Emilie D. Wrapp 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2002.

Vincent S. Noto 42	Controller and Chief Accounting Officer	Vice President of ABIS**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Management of the Fund

Pages 80-166 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2007 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2007

U.S. VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 1.0% in the following countries: Israel, Spain and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent less than 2.2% in the following countries: China, Hong Kong, India, Indonesia, Israel, Mexico, Norway, Russia and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SHORT DURATION BOND PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INFLATION PROTECTED SECURITIES PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

HIGH YIELD PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Financials – 31.6%
Capital Markets – 3.6%
Deutsche Bank AG	91,900	$11,395,600
The Goldman Sachs Group, Inc.	25,000	4,400,250
Janus Capital Group, Inc.	373,650	9,935,353
Merrill Lynch & Co., Inc.	389,500	28,706,150
Morgan Stanley	533,900	33,299,343
Waddell & Reed Financial, Inc. – Class A	151,300	3,758,292

		91,494,988

Commercial Banks – 4.1%
Comerica, Inc.	252,300	14,073,294
Fifth Third Bancorp	430,500	15,364,545
Keycorp	89,900	2,993,670
National City Corp.	511,700	13,769,847
SunTrust Banks, Inc.	79,800	6,284,250
U.S. Bancorp	523,400	16,931,990
Wachovia Corp.	395,000	19,347,100
Wells Fargo & Co.	449,200	16,413,768

		105,178,464

Diversified Financial Services – 9.7%
Bank of America Corp.	1,759,500	89,171,460
CIT Group, Inc.	425,300	15,978,521
Citigroup, Inc.	1,825,800	85,593,504
JPMorgan Chase & Co.	1,299,100	57,835,932

		248,579,417

Insurance – 10.6%
ACE Ltd.	310,100	17,911,376
Allstate Corp.	257,800	14,114,550
AMBAC Financial Group, Inc.	222,000	13,946,040
American International Group, Inc.	888,800	58,660,800
Chubb Corp.	296,800	15,175,384
Fidelity National Financial, Inc. – Class A	522,500	9,504,275
Genworth Financial, Inc. – Class A	543,500	15,750,630
Hartford Financial Services Group, Inc.	215,600	19,168,996
MBIA, Inc.	201,400	12,084,000
MetLife, Inc.	316,300	20,259,015
Old Republic International Corp.	625,200	11,372,388
Partnerre, Ltd.	66,100	4,806,131
RenaissanceRe Holdings, Ltd.	128,700	7,371,936
Torchmark Corp.	101,400	6,242,184
The Travelers Cos, Inc.	457,000	23,096,780
UnumProvident Corp.	605,700	14,821,479
XL Capital Ltd. – Class A	124,300	9,471,660

		273,757,624

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 3.6%
Astoria Financial Corp.	235,300	$6,134,271
Countrywide Financial Corp.	259,000	5,141,150
Federal Home Loan Mortgage Corp.	330,500	20,362,105
Federal National Mortgage Association	543,000	35,626,230
MGIC Investment Corp.	182,500	5,504,200
Washington Mutual, Inc.	568,500	20,875,320

		93,643,276

		812,653,769

Energy – 13.3%
Oil, Gas & Consumable Fuels – 13.3%
BP PLC (ADR)	170,700	11,498,352
Chevron Corp.	878,500	77,097,160
ConocoPhillips	715,600	58,600,484
Exxon Mobil Corp.	1,630,800	139,808,484
Marathon Oil Corp.	467,000	25,166,630
Occidental Petroleum Corp.	71,200	4,036,328
Royal Dutch Shell PLC (ADR)	171,300	13,250,055
Total SA (ADR)	162,000	12,164,580

		341,622,073

Consumer Discretionary – 11.0%
Auto Components – 1.1%
Autoliv, Inc.	162,800	9,339,836
BorgWarner, Inc.	121,100	10,232,950
Magna International, Inc. – Class A	109,000	9,750,050

		29,322,836

Automobiles – 0.2%
General Motors Corp.	172,000	5,287,280

Hotels Restaurants & Leisure – 1.1%
McDonald’s Corp.	556,700	27,417,475

Household Durables – 1.2%
Black & Decker Corp.	123,600	10,722,300
Centex Corp.	129,700	3,749,627
KB Home	227,500	6,902,350
Newell Rubbermaid, Inc.	90,900	2,344,311
Pulte Homes, Inc.	356,700	5,935,488

		29,654,076

Leisure Equipment & Products – 0.4%
Mattel, Inc.	455,500	9,852,465

Media – 3.7%
CBS Corp. – Class B	617,300	19,451,123
Gannett Co., Inc.	332,900	15,646,300
Idearc, Inc.	404,200	13,795,346
Interpublic Group of Cos., Inc.(a)	611,100	6,691,545
Time Warner, Inc.	1,335,900	25,355,382

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	298,800	$11,790,648
The Walt Disney Co.	98,900	3,323,040

		96,053,384

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	11,214,240
Macy’s, Inc.	476,400	15,111,408

		26,325,648

Specialty Retail – 1.6%
The Gap, Inc.	655,500	12,297,180
Home Depot, Inc.	262,000	10,037,220
Ltd. Brands, Inc.	282,000	6,531,120
Office Depot, Inc.(a)	309,400	7,564,830
The Sherwin-Williams Co.	72,900	5,030,829

		41,461,179

Textiles Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	256,400	4,920,316
VF Corp.	150,500	12,017,425

		16,937,741

		282,312,084

Consumer Staples – 8.6%
Beverages – 1.0%
The Coca-Cola Co.	101,400	5,453,292
Coca-Cola Enterprises, Inc.	224,800	5,354,736
Molson Coors Brewing Co. – Class B	154,000	13,776,840

		24,584,868

Food & Staples Retailing – 1.1%
The Kroger Co.	398,300	10,586,814
Safeway, Inc.	458,600	14,551,378
Wal-Mart Stores, Inc.	100,000	4,363,000

		29,501,192

Food Products – 2.4%
ConAgra Foods, Inc.	419,900	10,795,629
General Mills, Inc.	198,500	11,092,180
Kellogg Co.	210,100	11,540,793
Kraft Foods, Inc. – Class A	440,877	14,134,517
Sara Lee Corp.	792,800	13,176,336

		60,739,455

Household Products – 2.3%
Colgate-Palmolive Co.	180,200	11,950,864
Procter & Gamble Co.	718,900	46,951,359

		58,902,223

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.8%
Altria Group, Inc.	560,300	$38,890,423
UST, Inc.	173,900	8,569,792

		47,460,215

		221,187,953

Industrials – 8.6%
Aerospace & Defense – 1.2%
Boeing Co.	126,400	12,222,880
Lockheed Martin Corp.	30,400	3,013,856
Northrop Grumman Corp.	200,900	15,838,956

		31,075,692

Commercial Services & Supplies – 1.0%
Allied Waste Industries, Inc.(a)	1,021,400	13,043,278
Pitney Bowes, Inc.	298,400	13,329,528

		26,372,806

Industrial Conglomerates – 4.3%
General Electric Co.	2,718,700	105,675,869
Tyco International Ltd.	95,000	4,195,200

		109,871,069

Machinery – 1.8%
Cummins, Inc.	170,200	20,155,084
Eaton Corp.	81,900	7,716,618
Ingersoll-Rand Co. Ltd. – Class A	144,000	7,477,920
SPX Corp.	132,300	11,913,615

		47,263,237

Road & Rail – 0.3%
Avis Budget Group, Inc.(a)	273,600	6,350,256

		220,933,060

Health Care – 6.3%
Health Care Equipment & Supplies – 0.1%
Covidien Ltd.(a)	95,000	3,783,850

Health Care Providers & Services – 0.8%
AmerisourceBergen Corp. – Class A	156,700	7,498,095
McKesson Corp.	234,800	13,432,908
Pharmerica Corp.(a)	13,065	231,641

		21,162,644

Pharmaceuticals – 5.4%
Eli Lilly & Co.	296,100	16,981,335
Johnson & Johnson	392,000	24,221,680
Merck & Co., Inc.	507,800	25,476,326
Pfizer, Inc.	2,865,500	71,179,020

		137,858,361

		162,804,855

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.8%
AT&T, Inc.	1,714,000	$68,337,180
Verizon Communications, Inc.	1,306,200	54,703,656

		123,040,836

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.	1,351,200	25,564,704
Vodafone Group PLC (ADR)	432,800	14,022,720

		39,587,424

		162,628,260

Materials – 4.7%
Chemicals – 2.4%
Ashland, Inc.	162,300	9,703,917
Dow Chemical Co.	449,200	19,149,396
E.I. Du Pont de Nemours & Co.	509,100	24,818,625
Lubrizol Corp.	123,500	7,852,130

		61,524,068

Containers & Packaging – 1.6%
Crown Holdings, Inc.(a)	374,900	9,005,098
Owens-Illinois, Inc.(a)	275,200	11,068,544
Smurfit-Stone Container Corp.(a)	439,600	4,642,176
Sonoco Products Co.	210,400	7,578,608
Temple-Inland, Inc.	179,600	9,892,368

		42,186,794

Metals & Mining – 0.7%
Arcelor Mittal – Class A	250,200	16,563,240

		120,274,102

Information Technology – 3.2%
Communications Equipment – 0.5%
Nokia OYJ (ADR)	379,300	12,471,384

Computers & Peripherals – 0.9%
International Business Machines Corp.	149,800	17,480,162
Lexmark International, Inc. – Class A(a)	182,600	6,803,676

		24,283,838

Electronic Equipment & Instruments – 1.0%
Arrow Electronics, Inc.(a)	136,200	5,714,952
Flextronics International Ltd.(a)	924,900	10,534,611
Sanmina-SCI Corp.(a)	599,600	1,373,084
Solectron Corp.(a)	959,100	3,721,308
Tech Data Corp.(a)	42,875	1,671,696
Tyco Electronics Ltd.(a)	95,000	3,312,650

		26,328,301

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.3%
Electronic Data Systems Corp.	321,700	$7,363,713

Software – 0.5%
Microsoft Corp.	420,300	12,075,219

		82,522,455

Utilities – 1.7%
Electric Utilities – 1.0%
Allegheny Energy, Inc.(a)	235,800	12,169,638
Entergy Corp.	143,700	14,890,194

		27,059,832

Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	162,700	13,494,338

Multi-Utilities – 0.2%
Alliant Energy Corp.	17,600	666,688
Wisconsin Energy Corp.	85,125	3,771,889

		4,438,577

		44,992,747

Total Common Stocks (cost $2,173,110,314)		2,451,931,358

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $102,743,416)	102,743,416	102,743,416

Total Investments – 99.3% (cost $2,275,853,730)		2,554,674,774
Other assets less liabilities – 0.7%		18,664,813

Net Assets – 100.0%		$2,573,339,587

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Information Technology – 27.8%
Communications Equipment – 5.9%
Cisco Systems, Inc.(a)	3,441,900	$109,865,448
Qualcomm, Inc.	797,700	31,820,253
Research In Motion Ltd.(a)	134,150	11,457,752

		153,143,453

Computers & Peripherals – 9.5%
Apple, Inc.(a)	1,185,150	164,119,572
Hewlett-Packard Co.	1,695,200	83,658,120

		247,777,692

Internet Software & Services – 6.3%
Akamai Technologies, Inc.(a)	152,900	4,926,438
Google, Inc. – Class A(a)	307,525	158,452,256

		163,378,694

Semiconductors & Semiconductor Equipment – 4.8%
Broadcom Corp. – Class A(a)	1,478,400	51,004,800
Intel Corp.	1,924,700	49,561,025
Nvidia Corp.(a)	479,700	24,541,452

		125,107,277

Software – 1.3%
Adobe Systems, Inc.(a)	830,100	35,486,775

		724,893,891

Health Care – 16.8%
Biotechnology – 6.0%
Celgene Corp.(a)	648,000	41,608,080
Genentech, Inc.(a)	707,200	52,905,632
Gilead Sciences, Inc.(a)	1,742,100	63,360,177

		157,873,889

Health Care Equipment & Supplies – 2.1%
Alcon, Inc.	397,850	53,813,191

Health Care Providers & Services – 4.9%
Medco Health Solutions, Inc.(a)	326,500	27,899,425
WellPoint, Inc.(a)	1,254,000	101,059,860

		128,959,285

Pharmaceuticals – 3.8%
Abbott Laboratories	1,159,800	60,205,218
Merck & Co., Inc.	441,700	22,160,089
Teva Pharmaceutical Industries, Ltd. (ADR)	322,600	13,871,800
Wyeth	53,900	2,495,570

		98,732,677

		439,379,042

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.5%
Capital Markets – 10.3%
The Blackstone Group LP(a)	1,326,600	$30,684,258
Franklin Resources, Inc.	633,950	83,535,591
The Goldman Sachs Group, Inc.	191,690	33,739,357
Legg Mason, Inc.	656,990	57,039,872
Merrill Lynch & Co., Inc.	711,250	52,419,125
MF Global Ltd.(a)	435,000	11,718,900

		269,137,103

Diversified Financial Services – 6.2%
CME Group, Inc. – Class A	159,920	88,723,616
Moody’s Corp.	677,300	31,054,205
NYSE Euronext	563,100	40,965,525

		160,743,346

		429,880,449

Industrials – 13.3%
Aerospace & Defense – 9.1%
Boeing Co.	1,084,850	104,904,995
Honeywell International, Inc.	1,120,500	62,916,075
Spirit Aerosystems Holdings, Inc. – Class A(a)	1,102,300	39,407,225
United Technologies Corp.	390,550	29,146,746

		236,375,041

Construction & Engineering – 1.3%
Fluor Corp.	265,300	33,732,895

Electrical Equipment – 0.8%
Emerson Electric Co.	455,500	22,424,265

Machinery – 2.1%
Caterpillar, Inc.	154,900	11,736,773
Deere & Co.	321,250	43,709,275

		55,446,048

		347,978,249

Consumer Discretionary – 8.4%
Hotels Restaurants & Leisure – 1.7%
McDonald’s Corp.	147,650	7,271,763
Starwood Hotels & Resorts Worldwide, Inc.	615,350	37,610,192

		44,881,955

Media – 3.1%
Comcast Corp. - Special – Class A(a)	3,088,850	79,877,661

Multiline Retail – 3.6%
Kohl’s Corp.(a)	823,100	48,809,830
Nordstrom, Inc.	145,900	7,017,790
Target Corp.	599,350	39,515,145

		95,342,765

		220,102,381

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 5.7%
Energy Equipment & Services – 5.5%
Baker Hughes, Inc.	789,550	$66,211,663
Schlumberger, Ltd.	794,550	76,674,075

		142,885,738

Oil, Gas & Consumable Fuels – 0.2%
Petro-Canada	97,300	4,967,165

		147,852,903

Consumer Staples – 4.5%
Beverages – 1.2%
PepsiCo, Inc.	452,900	30,810,787

Food Products – 0.9%
WM Wrigley Jr Co.	410,800	23,929,100

Household Products – 2.4%
Colgate-Palmolive Co.	383,600	25,440,352
Procter & Gamble Co.	591,000	38,598,210

		64,038,562

		118,778,449

Materials – 3.9%
Chemicals – 3.9%
Air Products & Chemicals, Inc.	451,400	40,630,514
Monsanto Co.	860,600	60,018,244

		100,648,758

Telecommunication Services – 1.2%
Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	509,400	30,798,324

Total Common Stocks (cost $2,252,033,899)		2,560,312,446

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $43,620,504)	43,620,504	43,620,504

Total Investments – 99.8% (cost $2,295,654,403)		2,603,932,950
Other assets less liabilities – 0.2%		4,221,333

Net Assets – 100.0%		$2,608,154,283

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Equity: Other – 41.0%
Diversified/Specialty – 37.4%
Alexandria Real Estate Equities, Inc.	138,100	$12,888,873
British Land Co. PLC	901,826	23,591,782
Canadian Real Estate Investment Trust	453,852	12,764,591
DB RREEF Trust	17,729,194	29,085,962
Digital Realty Trust, Inc.	512,700	19,995,300
Fonciere Des Regions	84,200	13,116,034
Forest City Enterprises, Inc. – Class A	175,113	9,727,527
General Property Group	2,458,297	9,629,367
Hang Lung Properties, Ltd.	7,938,000	29,059,657
Keppel Land Ltd.	1,889,000	9,549,154
Kerry Properties Ltd.	5,301,610	39,147,401
Land Securities Group PLC	881,562	32,302,572
Mitsubishi Estate Co. Ltd.	712,000	19,034,837
Mitsui Fudosan Co. Ltd.	991,000	25,925,704
New World Development Co., Ltd.	9,864,168	23,628,480
Sino Land Co.	5,648,601	13,208,613
Sumitomo Realty & Development	778,000	25,443,644
Sun Hung Kai Properties Ltd.	2,562,600	34,237,039
Unibail	178,018	42,645,642
Vornado Realty Trust	239,100	25,485,669

		450,467,848

Health Care – 3.6%
Health Care Property Investors, Inc.	365,100	11,106,342
Nationwide Health Properties, Inc.	373,500	10,364,625
Omega Healthcare Investors, Inc.	315,000	4,690,350
Ventas, Inc.	460,300	17,528,224

		43,689,541

		494,157,389

Retail – 20.3%
Regional Mall – 8.1%
General Growth Properties, Inc.	432,700	21,509,517
Macerich Co.	66,900	5,433,618
Simon Property Group, Inc.	366,000	34,740,720
Taubman Centers, Inc.	206,600	10,656,428
Westfield Group	1,453,764	24,893,690

		97,233,973

Shopping Center/Other Retail – 11.2%
CapitaMall Trust	7,098,800	15,832,599
Developers Diversified Realty Corp.	130,000	6,952,400
Hammerson PLC	451,600	12,133,130
Japan Retail Fund Investment Corp. – Class A	3,409	27,856,229
Kimco Realty Corp.	418,700	17,928,734

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Klepierre	153,900	$24,126,707
Liberty International PLC	128,700	3,120,534
New World Department Store China Ltd.(a)	53,722	41,819
Primaris Retail Real Estate Investment Trust	316,469	5,463,286
RioCan Real Estate Investment Trust	501,057	11,164,651
Tanger Factory Outlet Centers	273,400	10,408,338

		135,028,427

Shopping Centers – 1.0%
Citycon Oyj	1,810,000	11,769,152

		244,031,552

Office – 16.8%
Diversified – 16.8%
H&R Real Estate Investment	138,531	2,985,763
Allied Properties Real Estate Investment Trust	473,932	9,541,472
Beni Stabili SpA	8,214,000	10,178,062
Boston Properties, Inc.	132,300	13,239,261
Brookfield Properties Corp.	273,924	6,322,166
Cominar Real Estate Investment Trust	406,735	8,542,976
Derwent Valley Holdings PLC	494,710	17,953,708
Great Portland Estates PLC	1,205,300	15,766,409
ING Office Fund	8,019,300	11,389,813
IVG Immobilien AG	282,000	10,087,892
Japan Real Estate Investment Corp. – Class A	870	9,656,646
Maguire Properties, Inc.	168,900	4,393,089
Nippon Building Fund, Inc. – Class A	511	6,549,085
Nomura Real Estate Office Fund, Inc. – Class A	1,085	10,256,854
Norwegian Property ASA	918,800	10,644,018
NTT Urban Development Corp.	17,200	30,841,297
SL Green Realty Corp.	102,800	11,463,228
Sponda OYJ	925,000	12,663,306

		202,475,045

Residential – 8.6%
Diversified – 0.3%
Stockland	444,084	3,117,620

Multi-Family – 7.7%
Apartment Investment & Management Co. –Class A	248,100	11,090,070
Archstone-Smith Trust	78,700	4,627,560
AvalonBay Communities, Inc.	98,750	11,295,025
Boardwalk Real Estate Investment Trust	317,051	14,069,136
Camden Property Trust	108,100	6,647,069
Canadian Apartment Properties REI	468	8,155
Equity Residential	175,500	7,062,120

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Essex Property Trust, Inc.	46,200	$5,441,898
Mid-America Apartment Communities, Inc.	164,500	8,157,555
Mirvac Group	4,856,089	21,364,746
UDR, Inc.	132,150	3,318,286

		93,081,620

Self Storage – 0.6%
Public Storage	97,200	7,365,816

		103,565,056

Lodging – 5.4%
Ashford Hospitality Trust, Inc.	432,800	4,721,848
Diamondrock Hospitality Co.	165,148	2,964,407
Felcor Lodging Trust, Inc.	237,000	5,199,780
Hilton Hotels Corp.	279,500	12,843,025
Host Hotels & Resorts, Inc.	647,557	14,434,046
LaSalle Hotel Properties	83,177	3,463,490
Starwood Hotels & Resorts Worldwide, Inc.	144,600	8,837,952
Strategic Hotels & Resorts, Inc.	324,800	6,681,136
Sunstone Hotel Investors, Inc.	240,600	6,486,576

		65,632,260

Industrial – 4.6%
Industrial Warehouse Distribution – 4.6%
AMB Property Corp.	97,600	5,366,048
Ascendas Real Estate Investment Trust	4,125,000	6,358,873
First Industrial Realty Trust, Inc.	148,200	6,043,596
Prologis	482,200	29,009,152
Segro PLC	747,923	8,274,276

		55,051,945

Mixed Office Industrial – 0.0%
Macquarie Goodman Group	31,930	176,161

		55,228,106

Real Estate Investment Trusts – 0.3%
Apartments – 0.0%
Stockland - New	12,688	89,074

Retail – 0.3%
RioCan Real Estate Investment Trust(b)	132,100	2,943,478

		3,032,552

Total Common Stocks (cost $1,043,274,426)		1,168,121,960

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $26,004,560)	26,004,560	$26,004,560

Total Investments – 99.1% (cost $1,069,278,986)		1,194,126,520
Other assets less liabilities – 0.9%		9,768,000

Net Assets – 100.0%		$1,203,894,520

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $2,943,478 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 34.4%
Banking – 0.0%
Fortis (Euronext Amsterdam)	5,900	$216,250

Capital Markets – 3.2%
Credit Suisse Group	394,500	25,890,309
Deutsche Bank AG	136,700	16,877,072

		42,767,381

Commercial Banks – 16.9%
Bank Hapoalim BM	1,664,800	7,934,172
Bank Leumi Le-Israel	736,900	2,878,685
Barclays PLC	1,831,300	22,700,089
BNP Paribas SA	296,200	31,093,325
Credit Agricole SA	585,231	21,982,918
HBOS PLC	1,183,350	21,035,015
Kookmin Bank	164,700	13,360,340
Mitsubishi UFJ Financial Group, Inc.	2,628	25,192,824
Royal Bank of Scotland Group PLC	2,421,181	28,134,517
Societe Generale	131,381	21,096,667
Sumitomo Mitsui Financial Group, Inc.	3,345	26,385,323

		221,793,875

Consumer Finance – 1.7%
ORIX Corp.	107,280	22,776,856

Diversified Financial Services – 4.2%
Fortis	511,300	18,752,805
ING Groep NV	922,011	37,107,711

		55,860,516

Insurance – 8.1%
Allianz SE	166,300	35,639,598
Aviva PLC	1,273,223	18,239,312
Fondiaria-Sai SpA (ordinary shares)	207,700	9,767,644
Fondiaria-Sai SpA (saving shares)	19,000	612,083
Friends Provident PLC	2,652,020	9,593,915
Muenchener Rueckversicherungs AG	185,900	32,106,040

		105,958,592

Real Estate Management & Development – 0.3%
Leopalace21 Corp.	126,100	3,887,938

		453,261,408

Materials – 13.8%
Chemicals – 4.6%
BASF AG	265,700	35,128,712
Mitsubishi Chemical Holdings Corp.	1,530,500	14,301,676
Mitsui Chemicals, Inc.	1,280,000	11,586,487

		61,016,875

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.7%
Buzzi Unicem SpA	194,400	$5,593,148
Italcementi SpA	119,400	2,960,750

		8,553,898

Metals & Mining – 7.7%
Antofagasta PLC	308,300	4,436,421
JFE Holdings, Inc.	498,400	32,452,102
Kazakhmys PLC	405,200	10,413,964
Mittal Steel Co. NV (Euronext Paris)	211,632	13,880,180
POSCO	29,300	17,931,072
Xstrata PLC	368,300	21,669,219

		100,782,958

Paper & Forest Products – 0.8%
Svenska Cellulosa	643,200	11,184,541

		181,538,272

Energy – 10.9%
Oil, Gas & Consumable Fuels – 10.9%
China Petroleum & Chemical Corp. – Class H	17,332,500	19,089,809
ENI SpA	976,800	33,740,265
Petroleo Brasileiro SA (NY) (ADR)	514,600	27,392,158
Repsol YPF SA	343,200	12,366,999
Royal Dutch Shell PLC (London) – Class A	850,400	32,939,845
Total SA	244,100	18,305,962

		143,835,038

Consumer Discretionary – 9.5%
Auto Components – 2.8%
Compagnie Generale des Etablissements Michelin – Class B	167,400	21,011,059
Hyundai Mobis	148,510	15,967,085

		36,978,144

Automobiles – 4.3%
Nissan Motor Co., Ltd.	2,496,100	23,844,930
Renault SA	244,800	32,886,197

		56,731,127

Household Durables – 2.4%
Sharp Corp.	1,053,000	18,303,877
Taylor Wimpey PLC	1,752,944	12,321,499

		30,625,376

		124,334,647

Information Technology – 6.8%
Computers & Peripherals – 2.7%
Compal Electronics, Inc. (GDR)(a)	2,179,452	12,379,288
Toshiba Corp.	2,598,000	23,358,162

		35,737,450

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.9%
AU Optronics Corp.(b)	8,279,006	$12,076,570

Semiconductors & Semiconductor Equipment – 3.2%
Hynix Semiconductor, Inc.(b)	433,500	15,619,591
Samsung Electronics Co., Ltd.	12,150	7,659,235
United Microelectronics Corp.	32,284,227	18,225,642

		41,504,468

		89,318,488

Industrials – 6.1%
Aerospace & Defense – 2.0%
BAE Systems PLC	1,488,100	13,929,740
European Aeronautic Defence & Space Co., NV	398,220	11,765,280

		25,695,020

Airlines – 2.1%
Air France-KLM	298,000	12,333,388
Deutsche Lufthansa AG	547,700	15,974,659

		28,308,047

Marine – 2.0%
Mitsui OSK Lines Ltd.	1,250,000	18,362,097
Nippon Yusen KK	820,000	8,085,787

		26,447,884

		80,450,951

Utilities – 5.1%
Electric Utilities – 3.7%
E.ON AG	215,200	36,079,749
The Tokyo Electric Power Co.	492,800	12,924,842

		49,004,591

Multi-Utilities – 1.4%
RWE AG	163,120	18,338,820

		67,343,411

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 1.8%
China Netcom Group Corp. Ltd.	5,620,000	13,586,876
Nippon Telegraph & Telephone Corp.	2,031	9,350,046

		22,936,922

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	9,082,937	29,352,920

		52,289,842

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 3.0%
Pharmaceuticals – 3.0%
AstraZeneca PLC	258,000	$12,715,126
GlaxoSmithKline PLC	246,300	6,427,589
Sanofi-Aventis	249,319	20,419,837

		39,562,552

Consumer Staples – 1.3%
Food & Staples Retailing – 1.3%
Koninklijke Ahold NV(b)	1,241,840	16,642,661

Industrial Commodities – 0.8%
Metal - Steel – 0.8%
Arcelor Mittal (Euronext Amsterdam)	165,500	10,903,176

Total Common Stocks (cost $1,011,021,467)		1,259,480,446

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Information Technology – 0.4%
Semiconductors & Semiconductor Equipment – 0.4%
Samsung Electronics Co., Ltd. (cost $5,490,011)	11,500	5,397,738

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $31,204,944)	31,204,944	31,204,944

Total Investments – 98.5% (cost $1,047,716,422)		1,296,083,128
Other assets less liabilities – 1.5%		19,901,063

Net Assets – 100.0%		$1,315,984,191

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	204	September 2007	$12,308,141	$11,938,536	$(369,605)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $12,379,288 or 0.9% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 22.4%
Capital Markets – 12.8%
3i Group PLC	896,386	$19,116,965
Credit Suisse Group	826,856	54,265,037
Macquarie Bank Ltd.	409,580	24,465,452
Man Group PLC	3,513,435	35,113,722
UBS AG (Swiss Virt-X)	700,730	36,690,178

		169,651,354

Commercial Banks – 4.8%
Anglo Irish Bank Corp. PLC (Dublin)	1,624,674	30,324,903
China Construction Bank Corp. – Class H	9,709,000	8,175,525
UniCredito Italiano SpA	2,996,253	25,739,082

		64,239,510

Diversified Financial Services – 1.2%
Deutsche Boerse AG	141,081	15,567,188

Insurance – 3.6%
QBE Insurance Group Ltd.	1,018,404	29,023,164
Swiss Reinsurance	227,050	19,156,674

		48,179,838

		297,637,890

Industrials – 15.9%
Building Products – 0.9%
Cie de Saint-Gobain	115,118	12,466,967

Commercial Services & Supplies – 1.0%
Capita Group PLC	904,948	13,729,258

Construction & Engineering – 1.4%
Vinci SA	257,130	18,231,037

Electrical Equipment – 3.6%
ABB Ltd.	1,545,138	38,154,528
Renewable Energy Corp.(a)	242,230	9,184,898

		47,339,426

Industrial Conglomerates – 1.1%
Siemens AG	115,177	14,450,185

Machinery – 4.6%
Atlas Copco AB	1,092,628	18,250,813
Komatsu Ltd.	422,800	12,989,866
NGK Insulators Ltd.	907,000	29,970,739

		61,211,418

Trading Companies & Distributors – 3.3%
Mitsui & Co. Ltd.	2,130,000	44,276,719

		211,705,010

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 13.2%
Chemicals – 3.8%
Bayer AG	449,852	$35,481,105
Nitto Denko Corp.	330,200	15,388,570

		50,869,675

Metals & Mining – 9.4%
Anglo American PLC	194,339	11,157,060
BHP Billiton PLC	230,773	6,767,356
Cia Vale do Rio Doce (ADR)	548,600	27,062,438
MMC Norilsk Nickel (ADR)	37,455	8,352,465
Rio Tinto PLC	473,546	32,709,948
Xstrata PLC	652,716	38,403,057

		124,452,324

		175,321,999

Consumer Discretionary – 9.0%
Auto Components – 0.9%
Denso Corp.	333,400	11,674,171

Automobiles – 4.1%
Fiat SpA	1,260,251	33,609,369
Porsche AG	9,751	17,430,094
Suzuki Motor Corp.	128,100	3,461,122

		54,500,585

Hotels Restaurants & Leisure – 1.1%
Accor SA	168,721	14,413,476

Specialty Retail – 2.9%
Esprit Holdings Ltd.	1,346,000	19,552,666
Inditex SA	320,858	18,837,137

		38,389,803

		118,978,035

Energy – 7.8%
Energy Equipment & Services – 1.0%
Technip SA	166,405	13,272,422

Oil, Gas & Consumable Fuels – 6.8%
China Shenhua Energy Co., Ltd. – Class H	4,398,500	19,115,521
Petroleo Brasileiro SA (NY) (ADR)	105,900	6,548,856
Petroplus Holdings AG(a)	80,237	7,009,638
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	709,418	27,565,773
Total SA	406,721	30,501,513

		90,741,301

		104,013,723

Information Technology – 7.7%
Communications Equipment – 3.1%
Nokia OYJ	1,242,703	40,939,082

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.9%
HON HAI Precision Industry Co. Ltd.	1,632,800	$12,117,478

IT Services – 0.4%
Infosys Technologies, Ltd.	130,928	5,955,891

Office Electronics – 2.5%
Canon, Inc.	570,500	32,563,825

Semiconductors & Semiconductor Equipment – 0.8%
Sumco Corp.	188,000	10,045,580

		101,621,856

Consumer Staples – 7.3%
Beverages – 0.5%
Cia de Bebidas das Americas (ADR)	92,900	6,500,213

Food & Staples Retailing – 0.8%
Tesco PLC	1,194,700	10,271,002

Food Products – 3.4%
Nestle SA	104,491	45,541,387

Household Products – 1.4%
Reckitt Benckiser PLC	348,058	18,979,076

Personal Products – 1.2%
L’Oreal SA	137,791	16,076,898

		97,368,576

Health Care – 7.2%
Biotechnology – 0.5%
CSL Ltd./Australia	84,822	6,806,878

Health Care Equipment & Supplies – 2.9%
Alcon, Inc.	101,200	13,688,312
Essilor International SA	320,024	19,383,772
Nobel Biocare Holding AG	18,840	5,142,103

		38,214,187

Pharmaceuticals – 3.8%
Merck KGaA	147,499	18,914,927
Roche Holding AG	138,350	24,099,865
Teva Pharmaceutical Industries, Ltd. (ADR)	156,700	6,738,100

		49,752,892

		94,773,957

Telecommunication Services – 5.3%
Diversified Telecommunication Services – 2.3%
Telefonica SA	557,829	13,871,932
Telekomunikasi Indonesia Tbk PT	5,521,500	6,454,501
TeliaSonera AB	1,320,344	10,320,167

		30,646,600

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 3.0%
America Movil SAB de CV Series L (ADR)	410,500	$24,818,830
Vodafone Group PLC	4,708,768	15,217,114

		40,035,944

		70,682,544

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
International Power PLC	1,651,376	13,497,170

Total Common Stocks (cost $1,104,407,231)		1,285,600,760

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $32,217,367)	32,217,367	32,217,367

Total Investments – 99.2% (cost $1,136,624,598)		1,317,818,127
Other assets less liabilities – 0.8%		11,108,845

Net Assets – 100.0%		$1,328,926,972

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Industrials – 25.1%
Aerospace & Defense – 1.2%
Goodrich Corp.	125,941	$7,954,434

Airlines – 1.9%
Alaska Air Group, Inc.(a)	170,700	4,236,774
Continental Airlines, Inc. – Class B(a)	135,700	4,513,382
Skywest, Inc.	140,200	3,523,226

		12,273,382

Commercial Services & Supplies – 3.2%
IKON Office Solutions, Inc.	554,300	7,782,372
Kelly Services, Inc. – Class A	124,000	2,817,280
Quebecor World, Inc.(a)	215,600	1,974,896
United Stationers, Inc.(a)	143,400	8,463,468

		21,038,016

Electrical Equipment – 4.0%
Acuity Brands, Inc.	103,600	5,443,144
Cooper Industries, Ltd. – Class A	127,200	6,508,824
EnerSys(a)	224,300	4,050,858
Regal-Beloit Corp.	197,500	9,975,725

		25,978,551

Machinery – 8.0%
AGCO Corp.(a)	159,800	6,903,360
Briggs & Stratton Corp.	231,800	6,766,242
Kennametal, Inc.	133,500	10,768,110
Mueller Industries, Inc.	201,700	6,986,888
SPX Corp.	133,850	12,053,192
Terex Corp.(a)	101,400	8,099,832

		51,577,624

Road & Rail – 5.5%
Arkansas Best Corp.	198,800	7,136,920
Avis Budget Group, Inc.(a)	360,000	8,355,600
Con-way, Inc.	139,400	6,758,112
Ryder System, Inc.	134,300	7,352,925
Werner Enterprises, Inc.	324,500	6,038,945

		35,642,502

Trading Companies & Distributors – 1.3%
GATX Corp.	188,000	8,196,800

		162,661,309

Financials – 20.8%
Capital Markets – 0.5%
A.G. Edwards, Inc.	38,300	3,201,114

Commercial Banks – 6.8%
Central Pacific Financial Corp.	243,400	7,744,988
The South Financial Group, Inc.	298,400	6,848,280

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Susquehanna Bancshares, Inc.	285,000	$5,603,100
Trustmark Corp.	250,261	7,067,371
UnionBanCal Corp.	64,800	3,808,944
Webster Financial Corp.	194,000	8,237,240
Whitney Holding Corp.	162,000	4,487,400

		43,797,323

Insurance – 7.8%
Arch Capital Group Ltd.(a)	156,700	11,255,761
Aspen Insurance Holdings, Ltd.	320,600	8,043,854
Fidelity National Financial, Inc. – Class A	305,000	5,547,950
Old Republic International Corp.	376,000	6,839,440
Partnerre, Ltd.	14,800	1,076,108
Platinum Underwriters Holdings, Ltd.	270,900	9,394,812
RenaissanceRe Holdings, Ltd.	35,000	2,004,800
StanCorp Financial Group, Inc.	141,700	6,674,070

		50,836,795

Real Estate Investment Trusts (REITs) – 4.0%
Ashford Hospitality Trust, Inc.	270,000	2,945,700
Digital Realty Trust, Inc.	133,500	5,206,500
Felcor Lodging Trust, Inc.	256,700	5,631,998
Mid-America Apartment Communities, Inc.	74,000	3,669,660
Strategic Hotels & Resorts, Inc.	101,000	2,077,570
Tanger Factory Outlet Centers	86,300	3,285,441
Taubman Centers, Inc.	60,100	3,099,958

		25,916,827

Thrifts & Mortgage Finance – 1.7%
Astoria Financial Corp.	224,900	5,863,143
Provident Financial Services, Inc.	322,000	5,409,600

		11,272,743

		135,024,802

Materials – 14.6%
Chemicals – 7.8%
Ashland, Inc.	129,200	7,724,868
Celanese Corp. – Class A Series A	266,800	9,583,456
Cytec Industries, Inc.	133,800	8,884,320
Lubrizol Corp.	169,100	10,751,378
Methanex Corp.	160,500	3,619,275
Rockwood Holdings, Inc.(a)	303,500	9,727,175

		50,290,472

Containers & Packaging – 2.8%
Aptargroup, Inc.	95,500	3,469,515
Owens-Illinois, Inc.(a)	145,200	5,839,944
Silgan Holdings, Inc.	112,000	5,722,080
Sonoco Products Co.	90,700	3,267,014

		18,298,553

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 4.0%
Commercial Metals Co.	235,100	$6,792,039
Metal Management, Inc.	166,500	7,810,515
Quanex Corp.	76,800	3,326,208
Steel Dynamics, Inc.	187,200	8,120,736

		26,049,498

		94,638,523

Information Technology – 8.0%
Communications Equipment – 2.4%
Andrew Corp.(a)	504,500	7,103,360
CommScope, Inc.(a)	150,100	8,495,660

		15,599,020

Electronic Equipment & Instruments – 3.5%
Arrow Electronics, Inc.(a)	163,500	6,860,460
AVX Corp.	76,200	1,197,864
Checkpoint Systems, Inc.(a)	171,100	4,765,135
Sanmina-SCI Corp.(a)	504,600	1,155,534
Solectron Corp.(a)	150,700	584,716
Tech Data Corp.(a)	47,600	1,855,924
Vishay Intertechnology, Inc.(a)	450,000	5,953,500

		22,373,133

Semiconductors & Semiconductor Equipment – 2.1%
Amkor Technology, Inc.(a)	220,000	2,534,400
Spansion, Inc. – Class A(a)	310,000	2,821,000
Teradyne, Inc.(a)	183,000	2,724,870
Zoran Corp.(a)	336,000	5,802,720

		13,882,990

		51,855,143

Consumer Staples – 7.8%
Beverages – 1.3%
Molson Coors Brewing Co. – Class B	92,000	8,230,320

Food & Staples Retailing – 3.5%
Performance Food Group Co.(a)	281,000	7,991,640
Ruddick Corp.	267,200	8,705,376
Supervalu, Inc.	148,200	6,246,630

		22,943,646

Food Products – 1.7%
Corn Products International, Inc.	164,400	7,430,880
Smithfield Foods, Inc.(a)	119,600	3,914,508

		11,345,388

Tobacco – 1.3%
Universal Corp.	170,700	8,386,491

		50,905,845

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.4%
Auto Components – 3.0%
ArvinMeritor, Inc.	486,700	$8,492,915
Autoliv, Inc.	50,100	2,874,237
TRW Automotive Holdings Corp.(a)	259,000	7,915,040

		19,282,192

Hotels Restaurants & Leisure – 1.7%
Jack in the Box, Inc.(a)	61,800	3,845,196
Papa John’s International, Inc.(a)	159,364	4,041,471
Vail Resorts, Inc.(a)	55,300	3,162,054

		11,048,721

Household Durables – 0.7%
Furniture Brands International, Inc.	246,100	2,800,618
KB Home	69,400	2,105,596

		4,906,214

Multiline Retail – 0.4%
Dillard’s, Inc. – Class A	101,400	2,407,236

Specialty Retail – 0.8%
AutoNation, Inc.(a)	158,338	3,005,255
Office Depot, Inc.(a)	84,400	2,063,580

		5,068,835

Textiles Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	57,200	1,097,668
VF Corp.	50,100	4,000,485

		5,098,153

		47,811,351

Utilities – 5.3%
Electric Utilities – 3.0%
Allegheny Energy, Inc.(a)	58,800	3,034,668
Northeast Utilities	267,000	7,382,550
Reliant Energy, Inc.(a)	354,300	9,038,193

		19,455,411

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	55,300	4,586,582

Multi-Utilities – 1.6%
Puget Energy, Inc.	196,000	4,572,680
Wisconsin Energy Corp.	135,500	6,004,005

		10,576,685

		34,618,678

Health Care – 5.0%
Health Care Providers & Services – 3.2%
Apria Healthcare Group, Inc.(a)	131,100	3,491,193
Kindred Healthcare, Inc.(a)	175,000	3,468,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

LifePoint Hospitals, Inc.(a)	115,778	$3,253,362
Molina Healthcare, Inc.(a)	208,325	7,093,466
Pharmerica Corp.(a)	64,054	1,135,678
Universal Health Services, Inc. – Class B	49,200	2,597,760

		21,039,959

Life Sciences Tools & Services – 1.3%
PerkinElmer, Inc.	300,000	8,223,000

Pharmaceuticals – 0.5%
Endo Pharmaceuticals Holdings, Inc.(a)	69,584	2,218,338
King Pharmaceuticals, Inc.(a)	71,050	1,067,881

		3,286,219

		32,549,178

Energy – 3.0%
Energy Equipment & Services – 2.2%
Exterran Holdings, Inc.(a)	105,941	8,210,427
Oil States International, Inc.(a)	91,600	3,865,520
Rowan Cos., Inc.	63,600	2,387,544

		14,463,491

Oil, Gas & Consumable Fuels – 0.8%
Hess Corp.	77,700	4,768,449

		19,231,940

Total Common Stocks (cost $573,646,964)		629,296,769

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $15,915,539)	15,915,539	15,915,539

Total Investments – 99.5% (cost $589,562,503)		645,212,308
Other assets less liabilities – 0.5%		3,189,027

Net Assets – 100.0%		$648,401,335

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Information Technology – 24.8%
Communications Equipment – 4.1%
Ciena Corp.(a)	67,985	$2,575,272
Foundry Networks, Inc.(a)	783,400	14,485,066
Netgear, Inc.(a)	273,500	7,674,410
Polycom, Inc.(a)	81,800	2,479,358

		27,214,106

Electronic Equipment & Instruments – 1.8%
Amphenol Corp. – Class A	344,880	12,453,617

Internet Software & Services – 3.3%
Omniture, Inc.(a)	320,000	7,939,200
VistaPrint Ltd.(a)	433,600	14,256,768

		22,195,968

IT Services – 1.9%
Global Cash Access Holdings, Inc.(a)	281,800	3,127,980
Iron Mountain, Inc.(a)	333,200	9,416,232

		12,544,212

Semiconductors & Semiconductor Equipment – 8.9%
Formfactor, Inc.(a)	41,800	1,896,048
Hittite Microwave Corp.(a)	305,700	12,952,509
Integrated Device Technology, Inc.(a)	577,400	9,030,536
Intersil Corp. – Class A	432,600	14,414,232
Lam Research Corp.(a)	13,100	702,553
Microsemi Corp.(a)	300,100	7,610,536
ON Semiconductor Corp.(a)	1,140,400	13,365,488

		59,971,902

Software – 4.8%
Activision, Inc.(a)	487,054	9,492,682
Business Objects SA (ADR)(a)	169,500	7,442,745
Factset Research Systems, Inc.	26,400	1,582,152
McAfee, Inc.(a)	212,200	7,586,150
Quest Software, Inc.(a)	397,400	5,786,144

		31,889,873

		166,269,678

Industrials – 21.0%
Aerospace & Defense – 1.0%
Hexcel Corp.(a)	303,400	6,611,086

Air Freight & Logistics – 1.3%
CH Robinson Worldwide, Inc.	111,800	5,482,672
UTI Worldwide, Inc.	135,300	3,010,425

		8,493,097

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 4.2%
Resources Connection, Inc.	485,200	$14,556,000
Stericycle, Inc.(a)	264,500	13,198,550

		27,754,550

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV	194,500	7,264,575
Granite Construction, Inc.	164,300	8,944,492

		16,209,067

Electrical Equipment – 3.8%
Ametek, Inc.	339,100	13,560,609
Baldor Electric Co.	292,300	12,171,372

		25,731,981

Machinery – 6.5%
IDEX Corp.	318,575	12,255,580
Joy Global, Inc.	228,750	9,925,463
Kaydon Corp.	85,700	4,524,960
Lincoln Electric Holdings, Inc.	187,100	13,459,974
Watts Water Technologies, Inc. – Class A	93,500	3,311,770

		43,477,747

Trading Companies & Distributors – 1.8%
MSC Industrial Direct Co. – Class A	234,600	12,152,280

		140,429,808

Consumer Discretionary – 14.9%
Diversified Consumer Services – 1.9%
Strayer Education, Inc.	78,900	12,590,862

Hotels Restaurants & Leisure – 5.3%
Chipotle Mexican Grill, Inc. – Class A(a)	69,500	7,227,305
Gaylord Entertainment Co.(a)	210,500	10,809,175
Life Time Fitness, Inc.(a)	161,700	8,985,669
Orient–Express Hotels, Ltd. – Class A	175,500	8,783,775

		35,805,924

Media – 1.4%
National CineMedia, Inc.	386,700	9,524,421

Specialty Retail – 4.6%
Coldwater Creek, Inc.(a)	612,600	7,620,744
Dick’s Sporting Goods, Inc.(a)	167,200	10,851,280
GameStop Corp. – Class A(a)	240,400	12,053,656

		30,525,680

Textiles Apparel & Luxury Goods – 1.7%
Lululemon Athletica, Inc.(a)	125,700	4,282,599
Under Armour, Inc. – Class A(a)	106,400	6,917,064

		11,199,663

		99,646,550

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 14.5%
Biotechnology – 2.4%
Alexion Pharmaceuticals, Inc.(a)	172,800	$10,449,216
Amylin Pharmaceuticals, Inc.(a)	7,600	372,628
Pharmion Corp.(a)	32,500	1,332,825
Vertex Pharmaceuticals, Inc.(a)	100,100	3,899,896

		16,054,565

Health Care Equipment & Supplies – 4.4%
ArthroCare Corp.(a)	193,800	10,856,676
Hologic, Inc.(a)	227,800	12,107,570
Kyphon, Inc.(a)	98,100	6,559,947
Resmed, Inc.(a)	7,600	309,016

		29,833,209

Health Care Providers & Services – 3.5%
HealthExtras, Inc.(a)	311,300	8,750,643
Psychiatric Solutions, Inc.(a)	240,800	8,875,888
WellCare Health Plans, Inc.(a)	57,547	5,679,889

		23,306,420

Life Sciences Tools & Services – 4.2%
AMAG Pharmaceuticals, Inc.(a)	153,700	8,399,705
Icon PLC (ADR)(a)	278,100	12,703,608
Nektar Therapeutics(a)	247,100	2,041,046
Ventana Medical Systems, Inc.(a)	59,600	4,874,684

		28,019,043

		97,213,237

Energy – 10.0%
Energy Equipment & Services – 6.4%
Cameron International Corp. – Class W(a)	118,000	9,648,860
Complete Production Services, Inc.(a)	366,500	8,136,300
FMC Technologies, Inc.(a)	47,000	4,450,900
Grant Prideco, Inc.(a)	192,900	10,667,370
Oceaneering International, Inc.(a)	38,300	2,572,228
Superior Energy Services, Inc.(a)	179,400	6,964,308

		42,439,966

Oil, Gas & Consumable Fuels – 3.6%
Bill Barrett Corp.(a)	245,900	8,665,516
Forest Oil Corp.(a)	130,600	5,047,690
Newfield Exploration Co.(a)	151,800	6,601,782
Penn Virginia Corp.	101,300	4,042,883

		24,357,871

		66,797,837

Financials – 7.5%
Capital Markets – 6.1%
Affiliated Managers Group, Inc.(a)	70,550	7,989,787
Greenhill & Co., Inc.	174,900	10,126,710

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	245,500	$9,842,095
MF Global Ltd.(a)	208,200	5,608,908
optionsXpress Holdings, Inc.	309,800	7,286,496

		40,853,996

Real Estate – 1.4%
CB Richard Ellis Group, Inc. – Class A(a)	316,100	9,331,272

		50,185,268

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 0.1%
Time Warner Telecom, Inc. – Class A(a)	19,800	434,610

Wireless Telecommunication Services – 1.8%
SBA Communications Corp. – Class A(a)	369,100	12,021,587

		12,456,197

Consumer Staples – 1.2%
Personal Products – 1.2%
Bare Escentuals, Inc.(a)	333,100	8,194,260

Materials – 1.0%
Metals & Mining – 1.0%
Allegheny Technologies, Inc.	64,780	6,438,484

Total Common Stocks (cost $562,146,174)		647,631,319

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $11,301,034)	11,301,034	11,301,034

Total Investments – 98.5% (cost $573,447,208)		658,932,353
Other assets less liabilities – 1.5%		9,838,938

Net Assets – 100.0%		$668,771,291

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 31.2%
Fixed Rate 30-Year – 10.2%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 5/01/35	$7,807	$8,015,503
Federal Home Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	15,625	15,613,607
7.00%, 2/01/37	17,610	18,089,443
Federal National Mortgage Association 7.00%, TBA	40,910	42,047,789
Series 2001 7.00%, 4/01/31	50	52,188
Series 2002 7.00%, 8/01/32	355	368,369
Series 2003 7.00%, 5/01/33	43	44,562
Series 2004 7.00%, 2/01/31-12/01/34	634	657,106
Series 2006 6.50%, 7/01/36	23,000	23,349,128
Series 2007 6.50%, 8/01/37	21,800	22,127,000

		130,364,695

Agency ARMS – 10.2%
Federal Home Loan Mortgage Corp. 6.055%, TBA	7,000	7,059,878
Series 2006 4.22%, 4/01/35(a)	6,762	6,676,432
6.164%, 12/01/36(a)	5,653	5,709,296
Series 2007 5.944%, 11/01/36(a)	10,281	10,360,364
5.948%, 2/01/37(a)	5,625	5,666,238
5.98%, 3/01/37(a)	9,089	9,161,782
6.072%, 3/01/37(a)	8,257	8,320,121
6.109%, 1/01/37(a)	8,541	8,622,096
Federal National Mortgage Association 5.528%, 3/01/37(a)	5,413	5,401,172
Series 2005 4.813%, 7/01/35(a)	1,585	1,570,945
6.03%, 1/01/36(a)	2,523	2,510,340
Series 2006 4.41%, 8/01/34(a)	1,336	1,342,494
5.465%, 5/01/36(a)	3,845	3,856,087
5.804%, 3/01/36(a)	7,326	7,391,905
5.89%, 11/01/36(a)	13,267	13,391,834
5.923%, 6/01/36(a)	4,741	4,792,425

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.95%, 6/01/36(a)	$9,427	$9,523,568
Series 2007 5.751%, 12/01/36(a)	4,678	4,708,421
5.79%, 8/01/37(a)	12,600	13,036,579

		129,101,977

Fixed Rate 15-Year – 6.6%
Federal Gold Loan Mortgage Corp. Series 2006 5.00%, 4/01/21	18,924	18,484,934
Series 2007 5.00%, 9/01/21	54,188	52,932,281
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	1	919
Series 1998 6.00%, 10/01/13-12/01/13	63	64,226
Series 2001 6.00%, 11/01/16	226	228,751
Series 2002 6.00%, 12/01/17	118	119,802
Series 2005 6.00%, 6/01/17-5/01/20	678	686,328
Series 2006 6.00%, 5/01/21-1/01/22	9,510	9,613,505
Series 2007 6.00%, 2/01/22	1,998	2,019,371

		84,150,117

Non-Agency ARMS – 4.2%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 5.003%, 8/25/35(b)	4,294	4,177,229
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.763%, 5/20/36(b)	8,944	8,873,259
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.45%, 2/25/36(b)	3,750	3,706,900
Series 2006-3, Class 22A1 6.25%, 5/25/36(b)	2,606	2,604,441
Series 2007-1, Class 21A1 5.75%, 1/25/47(b)	7,512	7,441,977
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(b)	3,145	3,066,693

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB4, Class 2A1 5.86%, 6/20/36(b)	$2,393	$2,375,758
Indymac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1 5.992%, 9/25/36(b)	7,274	7,241,577
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(b)	1,712	1,704,251
JPMorgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(b)	6,191	6,214,521
JPMorgan Mortgage Trust Series 2006-A4, Class 1A1 5.862%, 6/25/36(b)	3,097	3,073,710
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.249%, 8/25/35(b)	2,759	2,690,563

		53,170,879

Total Mortgage Pass-Thru’s (cost $396,784,450)		396,787,668

COMMERCIAL MORTGAGE-BACKED SECURITIES – 17.7%
Non-Agency Fixed Rate CMBS – 14.9%
Asset Securitization Corp. Series 1996-MD6, Class A1C 7.04%, 11/13/29	85	85,034
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	7,950	7,871,224
Series 2007-1, Class A2 5.49%, 1/15/49	8,000	7,921,579
Bear Stearns Commercial Mortgage Securities Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,977,471
Series 2007-PW15, Class A2 5.205%, 2/11/44	5,125	5,063,019
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	9,735	9,625,173
CW Capital Cobalt Ltd. Series 2006-C1, Class A2 5.174%, 8/15/48	7,800	7,677,725

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	$470	$469,639
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,564,276
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,287,957
Series 2007-GG9, Class A2 5.38%, 3/10/39	6,250	6,219,920
GS Mortgage Securities Corp. II Series 2007-GG10, Class AJ 5.993%, 8/10/45(b)	4,841	4,705,967
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,779,105
Series 2007-LD11, Class C 6.007%, 6/15/49(b)	7,760	7,354,596
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class A2 5.84%, 7/15/44(b)	9,000	9,096,866
Series 2007-C3, Class C 6.134%, 7/15/44(b)	10,000	9,943,400
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,106,726
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,163,362
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,381,103
Series 2005-C7, Class XCL 0.094%, 11/15/40(b)(c)(d)	212,017	1,938,831
Series 2006-C1, Class XCL 0.081%, 2/15/41(b)(c)(d)	288,740	3,188,897
Series 2006-C6, Class A2 5.262%, 9/15/39	10,000	9,898,174
Series 2007-C1, Class A2 5.318%, 2/15/40	8,430	8,345,037
Morgan Stanley Capital I Series 2006-T21, Class X 0.273%, 10/12/52(b)(c)(d)	171,857	2,467,260
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	921	922,468

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A2 5.275%, 11/15/48	$13,100	$12,986,749
Series 2007-C30, Class A3 5.246%, 12/15/43	7,000	6,893,095
Series 2007-C32, Class C 5.929%, 6/15/49(b)	7,500	7,156,800

		189,091,453

Non-Agency Adjustable Rate CMBS – 2.8%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 5.921%, 3/15/22(a)(c)	2,500	2,500,000
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 5.711%, 4/15/17(a)(c)	469	469,117
Series 2005-FL11, Class D 5.951%, 11/15/17(a)(c)	1,808	1,807,659
Series 2007-FL14, Class C 5.805%, 6/15/22(a)(c)	7,333	7,295,839
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 6.081%, 10/15/21(a)(c)	4,900	4,897,456
Series 2007-TFLA, Class A2 5.731%, 2/15/22(a)(c)	8,000	7,975,200
CS First Boston Mortgage Securities Corp. Series 2005-TF2A, Class F 6.111%, 9/15/20(a)(c)	1,435	1,436,529
Series 2005-TF2A, Class G 6.161%, 9/15/20(a)(c)	1,435	1,433,773
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 5.921%, 10/15/17(a)(c)	2,400	2,400,003
Morgan Stanley Capital I Series 2005-XLF, Class G 5.981%, 8/15/19(a)(c)	2,000	1,998,750
Series 2005-XLF, Class H 6.001%, 8/15/19(a)(c)	1,000	998,750
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 6.011%, 9/15/21(a)(c)	2,600	2,572,017

		35,785,093

Total Commercial Mortgage-Backed Securities (cost $226,860,046)		224,876,546

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED – U.S. AGENCIES – 13.3%
Agency Debentures – 11.6%
Federal Home Loan Bank 5.125%, 6/13/08	$18,520	$18,522,796
5.375%, 8/19/11	4,410	4,507,117
Federal Home Loan Mortgage Corp. Series 2005 3.875%, 6/15/08	16,380	16,228,551
Federal National Mortgage Association 5.00%, 2/16/12	23,435	23,643,876
5.75%, 2/15/08	42,335	42,418,739
Series 1999 6.625%, 9/15/09	17,500	18,143,965
Series 2004 4.25%, 5/15/09	24,175	23,971,567

		147,436,611

Agency Callables – 1.7%
Federal National Mortgage Association 4.90%, 11/28/07	8,650	8,657,268
Series 2006 5.00%, 2/27/08	13,210	13,221,964

		21,879,232

Total Government-Related – U.S. Agencies (cost $169,045,601)		169,315,843

MORTGAGE CMO’S – 9.9%
Non-Agency Fixed Rate – 5.6%
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF3 4.871%, 8/25/35	5,000	4,967,316
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37	9,673	9,605,897
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(b)	2,405	2,407,671
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.059%, 6/26/35(b)(c)	3,111	3,092,910
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(b)	1,781	1,744,363
Series 2005-A9, Class 2A1A 5.159%, 12/25/35(b)	4,519	4,461,479

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(b)	$6,125	$6,132,307
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37	15,732	15,896,073
Series 2007-QS1, Class 2A10 6.00%, 1/25/37	6,023	6,042,530
Residential Asset Mortgage Products, Inc. Series 2004-SL2, Class A2 6.50%, 10/25/31	5,016	5,014,160
Washington Mutual Mortgage Pass Through Series 2007-HY4, Class 2A2 5.746%, 4/25/37(a)	8,953	8,869,402
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(b)	2,649	2,632,911

		70,867,019

Non-Agency Adjustable Rate – 3.7%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 5.975%, 2/25/36(a)	4,155	3,509,064
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 7.075%, 9/25/45(a)	149	149,511
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 6.027%, 12/25/35(a)	1,521	1,518,120
Series 2006-OA14, Class 3A1 5.855%, 11/25/46(a)	2,250	2,204,604
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 5.51%, 8/25/47(a)	3,024	2,931,624
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 5.815%, 8/25/35(a)	163	154,885
Homebanc Mortgage Trust Series 2005-4, Class A2 5.835%, 10/25/35(a)	4,651	4,271,272
Merrill Lynch First Franklin Mtg Ln Trust Series 2007-3, Class A2B 5.635%, 6/25/37(a)	4,060	3,993,392
Merrill Lynch Mortgage Investors, Inc. Series 2004-A, Class A1 5.735%, 4/25/29(a)	152	152,404

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MortgageIT Trust Series 2005-4, Class M1 5.955%, 10/25/35(a)	$1,817	$1,772,915
Sequoia Mortgage Trust Series 2007-3, Class 1A1 5.52%, 7/20/36(a)	4,520	4,479,184
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 5.955%, 6/25/36(a)	2,000	1,761,540
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 5.735%, 5/25/35(a)	267	265,336
Series 2005-9, Class 2A1 6.905%, 5/25/35(a)	1,264	1,261,854
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 5.868%, 10/19/34(a)	911	888,743
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class E 6.011%, 6/15/20(a)(c)	2,725	2,725,000
Washington Mutual, Inc. Series 2006-AR11, Class 1A 6.465%, 9/25/46(a)	4,257	4,234,215
Series 2006-AR11, Class 3A1A 6.425%, 9/25/46(a)	1,568	1,532,087
Series 2006-AR4, Class 1A1B 5.945%, 5/25/46(a)	1,841	1,831,033
Series 2006-AR9, Class 1AB2 5.614%, 8/25/46(a)	4,575	4,479,036
Series 2007-OA1, Class A1A 5.583%, 2/25/47(a)	3,705	3,592,873

		47,708,692

Agency Adjustable Rate – 0.6%
Federal National Mortgage Association Series 2003-52, Class FV 6.505%, 5/25/31(a)	4,334	4,384,308
Series 2003-W13, Class AV2 5.785%, 10/25/33(a)	653	652,328
Freddie Mac Reference REMIC Series 2006-R008, Class FK 5.74%, 7/15/23(a)	2,049	2,043,559

		7,080,195

Total Mortgage CMO’s (cost $127,909,269)		125,655,906

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 9.8%
Home Equity Loans – Floating Rate – 4.7%
ACE Securities Corp. Series 2003-OP1, Class A2 5.865%, 12/25/33(a)	$18	$16,373
BNC Mortgage Loan Trust Series 2007-2, Class M5 6.405%, 5/25/37(a)	1,200	893,784
Series 2007-3, Class A3 5.635%, 7/25/37(a)	4,435	4,330,201
Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 5.625%, 6/25/30(a)	2,500	2,440,950
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 5.795%, 6/25/34(a)	83	76,079
Home Equity Mortgage Trust Series 2005-3, Class M1 6.045%, 11/25/35(a)	800	680,000
Household Home Equity Loan Trust Series 2006-1, Class M1 5.818%, 1/20/36(a)	2,090	1,946,877
Series 2007-2, Class A2V 5.48%, 7/21/36(a)	2,800	2,687,563
HSI Asset Securitization Corp. Series 2006-OPT1, Class 2A1 5.585%, 12/25/35(a)	2,784	2,767,038
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 5.665%, 7/25/37(a)	3,350	3,295,563
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 5.705%, 6/25/37(a)(c)	3,700	3,643,923
Lehman XS Trust Series 2005-2, Class 1M1 6.005%, 8/25/35(a)	5,000	4,228,100
Series 2006-1, Class 1M1 5.955%, 2/25/36(a)	4,000	3,353,120
Series 2007-2N, Class M1 5.66%, 2/25/37(a)	3,600	2,956,176
Master Asset Backed Securities Trust Series 2004-HE1, Class A1 5.905%, 9/25/34(a)	598	589,117
Series 2006-WMC1, Class A2 5.615%, 2/25/36(a)	2,000	1,968,095
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 5.635%, 6/25/37(a)	3,100	3,054,470

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 5.45%, 4/25/37(a)	$4,107	$4,075,280
Novastar Home Loan Equity Series 2007-2, Class A2B 5.665%, 9/25/37(a)	3,125	3,082,031
Series 2007-2, Class M1 5.65%, 9/25/37(a)	4,900	4,138,932
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 5.605%, 7/25/36(a)	4,215	4,152,433
Soundview Home Equity Loan Trust Series 2007-OPT1, Class M6 6.705%, 6/25/37(a)	1,100	825,165
Series 2007-OPT2, Class 2A2 5.635%, 7/25/37(a)	4,185	4,118,957

		59,320,227

Home Equity Loans – Fixed Rate – 3.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,873	2,712,995
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	507	493,552
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(b)	3,500	3,269,630
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(e)	1,621	1,520,123
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	2,071,265
Series 2005-CB4, Class AF2 4.751%, 8/25/35	2,250	2,216,557
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(c)	1,800	1,784,394
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,741	2,730,133
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	5,500	5,491,704
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(e)	2,038	2,027,386

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-1, Class A2 5.30%, 5/25/36(e)	$4,010	$3,408,500
Series 2006-5, Class A1 5.50%, 1/25/37	3,255	2,992,791
Household Home Equity Loan Trust Series 2006-4, Class A2F 5.32%, 3/20/36	1,285	1,275,379
Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,576,761
Series 2007-2, Class A2F 5.69%, 7/21/36	4,600	4,568,846
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)	482	456,436
Residential Asset Mortgage Products, Inc. Series 2004-RS4, Class AI4 4.911%, 4/25/34(b)	21	21,047
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/47(b)(c)	2,655	2,651,363
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(c)(d)	12,013	2,777,917

		50,046,779

Other – Floating Rate – 0.8%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 8/06/47(a)(c)*	1,875	1,312,500
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/52(a)(c)*	645	335,400
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 6.01%, 4/09/47(a)(c)*	3,600	1,800,576
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 5.42%, 2/25/42(a)(c)	3,600	3,472,920
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.32%, 3/30/46(a)(c)*	1,100	330,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.459%, 2/25/47(a)(c)*	1,865	1,691,089
SLM Student Loan Trust Series 2005-10, Class A2 5.37%, 4/27/15(a)	1,054	1,053,518

		9,996,003

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Autos – Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 5.405%, 4/22/13(a)	$4,360	$4,328,686

Other – Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,599,184

Autos – Fixed Rate – 0.0%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08	1	1,305

Total Asset-Backed Securities (cost $134,817,906)		125,292,184

U.S. TREASURIES – 7.2%
U.S. Treasury Notes 3.50%, 8/15/09	66,705	65,834,700
4.875%, 5/31/11	24,720	25,285,865

Total U.S. Treasuries (cost $89,809,548)		91,120,565

CORPORATES – INVESTMENT GRADES – 3.2%
Financial Institutions – 1.7%
Banking – 0.3%
UBS Preferred Funding Trust I 8.622%, 10/29/49(b)	3,885	4,251,814

Finance – 1.1%
American General Finance Corp. 5.80%, 8/17/11(a)	9,500	9,458,931
Capital One Financial 6.00%, 9/10/09(a)	4,800	4,753,618

		14,212,549

REITS – 0.3%
Simon Property Group LP 6.375%, 11/15/07	3,804	3,803,646

		22,268,009

Industrial – 1.5%
Capital Goods – 0.4%
Waste Management, Inc. 6.50%, 11/15/08	5,623	5,688,176

Communications – Media – 0.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	7,340	7,527,485

Consumer Cyclical – Automotive – 0.1%
DaimlerChrysler North America 4.875%, 6/15/10	1,210	1,190,091

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
Safeway, Inc. 6.50%, 11/15/08	$4,495	$4,556,339

		18,962,091

Total Corporates – Investment Grades (cost $41,439,232)		41,230,100

INFLATION-LINKED SECURITIES – 2.5%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS)(f) (cost $31,643,899)	31,232	31,663,678

	Shares
SHORT-TERM INVESTMENTS – 10.5%
Investment Companies – 10.5%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(g) (cost $133,091,432)	133,091,432	133,091,432

Total Investments – 105.3% (cost $1,351,400,885)		1,339,033,922
Other assets less liabilities – (5.3)%		(66,957,893)

Net Assets – 100.0%		$1,272,076,029

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10yr Future	29	December 2007	$3,160,467	$3,162,359	$1,892

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(b)	Variable rate coupon, rate shown as of August 31, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $76,545,396 or 6.0% of net assets.

(d)	IO – Interest Only

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2007.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open future contracts. The market value of this security amounted to $712,500.

(g)	Investment in affiliated money market mutual fund.

*	Illiquid securities.

Currency	Abbreviations:

Glossary:

TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Portfolio’s total exposure to subprime investments was 8.69%. These investments are valued in accordance with the Portfolio’s Valuation Policies (see Note A1 for additional details).

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 38.0%
Fixed Rate 30-Year – 29.9%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	$7,350	$6,806,985
Series 2007 7.00%, 2/01/37(a)	103	106,314
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	5,716	5,293,787
Series 2006 4.50%, 1/01/36-5/01/36(a)	199	184,148
6.00%, 7/01/36-11/01/36(a)	37,392	37,371,368
7.00%, 8/01/36-10/01/36(a)	1,748	1,795,166
Series 2007 6.00%, 7/01/37-8/01/37(a)	11,303	11,294,603
7.00%, 2/01/37(a)	16,435	16,882,078
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	11,190	10,674,103
5.50%, 4/01/33-7/01/33(a)	24,539	24,035,812
Series 2004 5.50%, 4/01/34-11/01/34(a)	17,839	17,460,354
Series 2005 4.50%, 9/01/35-12/01/35(a)	9,428	8,722,936
5.50%, 2/01/35-7/01/35(a)	18,843	18,436,209
6.00%, 4/01/35(a)	15,277	15,318,064
6.50%, 11/01/35(a)	62	63,450
Series 2006 5.00%, 1/01/36-2/01/36(a)	26,814	25,528,366
5.50%, 1/01/36-11/01/36(a)	118,400	115,744,405
6.50%, 2/01/36-1/01/37(a)	58,830	59,723,051
Series 2007 4.50%, 7/01/37-8/01/37(a)	5,602	5,181,062
5.50%, 5/01/36(a)	25,902	25,321,928
6.00%, 4/01/37-8/01/37(a)	19,459	19,438,703
6.50%, 2/01/37-8/01/37(a)	52,575	53,369,948

		478,752,840

Agency ARMS – 4.0%
Federal Home Loan Mortgage Corp. Series 2006 5.833%, 12/01/36(a)(b)	32,585	32,767,551
Series 2007 5.997%, 2/01/37(a)(b)	6,570	6,626,081
Federal National Mortgage Association Series 2006 4.41%, 8/01/34(a)(b)	3,549	3,565,527

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.465%, 5/01/36(a)(b)	$1,256	$1,259,898
5.804%, 3/01/36(a)(b)	4,463	4,503,114
5.923%, 6/01/36(a)(b)	3,237	3,272,361
Series 2007 5.773%, 1/01/37(a)(b)	7,083	7,134,161
5.79%, 8/01/37(a)(b)	5,250	5,431,844

		64,560,537

Fixed Rate 15-Year – 2.3%
Federal Gold Loan Mortgage Corp. Series 2006 5.00%, 4/01/21(a)	3,101	3,029,181
Federal National Mortgage Association Series 2005 5.00%, 4/01/19-9/01/20(a)	12,109	11,883,829
Series 2006 5.00%, 3/01/20-12/01/21(a)	15,535	15,179,375
Series 2007 5.00%, 2/01/22-6/01/22(a)	5,939	5,798,850

		35,891,235

Non-Agency ARMS – 1.8%
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.763%, 5/20/47(a)(b)	6,364	6,313,213
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.45%, 2/25/36(a)(c)	3,988	3,941,962
Series 2006-3, Class 22A1 6.25%, 5/25/36(a)(c)	1,918	1,916,545
Series 2007-1, Class 21A1 5.75%, 1/25/47(a)(c)	2,567	2,543,056
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(a)(c)	4,493	4,380,990
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(b)	4,896	4,971,770
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(a)(c)	2,288	2,277,758
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.249%, 8/25/35(a)(c)	2,880	2,808,703

		29,153,997

Total Mortgage Pass-Thru’s (cost $610,707,010)		608,358,609

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 14.8%
Industrial – 8.3%
Basic – 0.3%
The Dow Chemical Co. 7.375%, 11/01/29(a)	$220	$241,583
International Paper Co. 5.30%, 4/01/15(a)	2,625	2,520,026
Lubrizol Corp. 4.625%, 10/01/09(a)	805	792,881
Westvaco Corp. 8.20%, 1/15/30(a)	670	699,954
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,091,372

		5,345,816

Capital Goods – 0.6%
Boeing Capital Corp. 4.75%, 8/25/08(a)	1,615	1,604,501
6.50%, 2/15/12(a)	205	218,344
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(d)	1,449	1,580,449
Textron Financial Corp. 4.125%, 3/03/08(a)	2,610	2,592,633
Textron, Inc. 6.375%, 11/15/08(a)	875	884,486
Tyco International Group, SA 6.00%, 11/15/13(a)	1,250	1,257,771
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,479,603

		9,617,787

Communications – Media – 1.2%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	501,490
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(d)	2,325	2,298,374
Comcast Cable Communications Holdings, Inc. 8.375%, 3/15/13(a)	940	1,051,460
9.455%, 11/15/22(a)	1,731	2,188,815
Comcast Cable Communications LLC 6.875%, 6/15/09(a)	1,463	1,501,363
Comcast Corp. 5.30%, 1/15/14(a)	2,253	2,183,982
5.50%, 3/15/11(a)	2,767	2,766,162
News America, Inc. 6.55%, 3/15/33(a)	1,383	1,361,974
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	670,468

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. 8.375%, 3/15/23(a)	$3,190	$3,687,563
WPP Finance Corp. 5.875%, 6/15/14(a)	886	909,369

		19,121,020

Communications – Telecommunications – 2.6%
AT&T Corp. 8.00%, 11/15/31(a)	295	351,035
British Telecommunications PLC 8.375%, 12/15/10(a)	4,581	5,024,482
Embarq Corp. 6.738%, 6/01/13(a)	210	218,496
7.082%, 6/01/16(a)	5,970	6,156,700
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	2,435	2,622,639
8.75%, 3/01/31(a)	1,429	1,781,350
Pacific Bell 6.625%, 10/15/34(a)	3,900	3,897,391
Qwest Corp. 7.875%, 9/01/11(a)	3,735	3,907,744
8.875%, 3/15/12(a)	2,780	3,009,350
Sprint Capital Corp. 8.375%, 3/15/12(a)	3,219	3,556,924
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,702,788
6.375%, 11/15/33(a)	375	357,825
Verizon Communications, Inc. 4.90%, 9/15/15(a)	1,590	1,508,717
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,200	2,234,942
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,013,809

		41,344,192

Consumer Cyclical – Automotive – 0.0%
DaimlerChrysler North America 4.875%, 6/15/10(a)	698	686,515

Consumer Cyclical – Other – 0.7%
Centex Corp. 5.45%, 8/15/12(a)	4,085	3,766,395
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	2,676	2,706,991
7.875%, 5/01/12(a)	2,826	3,022,791
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	343,267
6.875%, 11/15/12(a)	1,055	1,047,105

		10,886,549

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.0%
Altria Group, Inc. 7.75%, 1/15/27(a)	$2,120	$2,579,637
Bunge Ltd Finance Corp. 5.10%, 7/15/15(a)	1,711	1,563,476
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(d)	3,480	3,337,599
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	688,104
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	3,241	3,175,286
6.75%, 8/15/14(a)	1,166	1,166,320
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,180,600
The Kroger Co. 6.80%, 12/15/18(a)	1,100	1,148,293
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,862,907
7.625%, 6/01/16(a)	3,655	3,827,834
Safeway, Inc. 4.125%, 11/01/08(a)	683	675,126
6.50%, 3/01/11(a)	453	471,126
Tyson Foods, Inc. 6.85%, 4/01/16(a)	3,785	3,948,213
Wyeth 5.50%, 2/01/14(a)	2,212	2,210,237

		31,834,758

Energy – 0.4%
Amerada Hess Corp. 7.875%, 10/01/29(a)	2,273	2,592,702
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)(d)	380	368,600
Valero Energy Corp. 6.875%, 4/15/12(a)	2,588	2,731,463

		5,692,765

Technology – 0.5%
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,592,300
Series B 6.50%, 8/01/13(a)	3,745	3,743,322
IBM Corp. 4.375%, 6/01/09(a)	455	452,572
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,737,369
7.50%, 5/15/25(a)	290	296,855
7.625%, 11/15/10(a)	146	155,131

		7,977,549

		132,506,951

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.8%
Banking – 1.6%
Barclays Bank PLC 8.55%, 9/29/49(a)(c)(d)	$961	$1,066,363
Citigroup, Inc. 4.625%, 8/03/10(a)	2,357	2,330,877
5.50%, 6/09/09(a)(b)	421	421,941
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13(a)	1,812	1,811,369
Huntington National Bank 4.375%, 1/15/10(a)	517	510,714
JPMorgan Chase & Co. 6.75%, 2/01/11(a)	4,225	4,406,722
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,349,109
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	770	734,922
RBS Capital Trust III 5.512%, 9/29/49(a)(c)	562	531,120
Resona Bank Ltd. 5.85%, 4/15/16(a)(c)(d)	330	313,036
Resona Preferred Global Securities 7.191%, 12/30/49(a)(c)(d)	619	622,461
Bank of Tokyo-Mitsubishi UFJ 7.40%, 6/15/11(a)	170	182,420
Suntrust Bank Series CD 5.70%, 6/02/09(a)(b)	591	589,651
UBS Preferred Funding Trust I 8.622%, 10/29/49(a)(c)	1,825	1,997,313
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	1,980,793
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,207,293
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	2,118,607
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,768,049
Zions Bancorporation 5.50%, 11/16/15(a)	1,420	1,371,710

		26,314,470

Brokerage – 0.6%
The Bear Stearns Cos, Inc. 5.55%, 1/22/17(a)	4,125	3,797,805
Goldman Sachs Group, Inc. 4.75%, 7/15/13(a)	1,876	1,774,460
5.125%, 1/15/15(a)	1,590	1,508,646

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(a)	$1,065	$991,935
6.50%, 7/19/17(a)	1,315	1,294,667

		9,367,513

Finance – 1.9%
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,603,829
Capital One Financial Corp. 4.80%, 2/21/12(a)	665	628,666
CIT Group, Inc. 5.85%, 9/15/16(a)	3,790	3,335,484
Core Investment Grade Trust 4.642%, 11/30/07(a)(c)	3,882	3,869,427
Countrywide Financial Corp. 5.80%, 6/07/12(a)	1,233	1,158,699
6.25%, 5/15/16(a)	3,256	2,889,625
Countrywide Home Loans, Inc. 4.00%, 3/22/11(a)	1,503	1,345,209
4.25%, 12/19/07(a)	1,855	1,832,714
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	869,043
4.375%, 11/21/11(a)	1,213	1,177,580
6.75%, 3/15/32(a)	3,134	3,442,342
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,831,315
7.00%, 5/15/12(a)	2,095	2,210,676
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,019	945,066

		31,139,675

Insurance – 0.6%
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	1,012,989
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,627,716
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,098,194
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(d)	993	975,386
WellPoint, Inc. 3.50%, 9/01/07(a)	2,200	2,200,000
3.75%, 12/14/07(a)	412	409,553
4.25%, 12/15/09(a)	2,555	2,508,422

		9,832,260

REITS – 0.1%
Simon Property Group LP 6.375%, 11/15/07(a)	1,015	1,014,906

		77,668,824

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 1.2%
Electric – 1.1%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	$3,155	$3,306,926
CE Electric UK Funding Co. 6.995%, 12/30/07(a)(d)	700	704,278
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	734	727,812
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,343,069
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,342,649
Series C 7.375%, 11/15/31(a)	1,436	1,582,544
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	1,763	1,798,923
Nisource Finance Corp. 7.875%, 11/15/10(a)	1,656	1,758,894
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,623,039
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	606,321
Public Service Company of Colorado 7.875%, 10/01/12(a)	874	970,441
TXU Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(d)	1,447	1,469,653

		17,234,549

Natural Gas – 0.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	538,828
Enterprise Products Operating L.P. Series B 5.60%, 10/15/14(a)	1,278	1,253,026

		1,791,854

		19,026,403

Non Corporate Sectors – 0.5%
Agencies – Not Government Guaranteed – 0.5%
Gaz Capital For Gazprom 6.212%, 11/22/16(d)	7,890	7,632,786

Total Corporates – Investment Grades (cost $240,142,163)		236,834,964

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED – SOVEREIGNS – 11.8%
Japan Government Series 253 0.80%, 2/15/09(a)	JPY	2,230,000	$19,253,033
Series 283 1.80%, 9/20/16(a)		2,577,650	22,757,273
Series 48 0.70%, 6/20/10(a)		5,612,250	48,103,511
Series 63 1.20%, 3/20/12(a)		8,016,650	69,513,889
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	171,965	15,757,873
Government of Sweden Series 1043 5.00%, 1/28/09(a)	SEK	93,350	13,700,816

Total Government-Related – Sovereigns (cost $180,054,304)			189,086,395

U.S. TREASURIES – 11.2%
U.S. Treasury Bonds 4.50%, 2/15/36(a)(e)		$66,290	62,835,694
U.S. Treasury Notes 4.875%, 5/31/08-5/31/11(a)		115,290	115,816,165

Total U.S. Treasuries (cost $176,395,073)			178,651,859

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.8%
Non-Agency Fixed Rate CMBS – 8.2%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		864	870,748
Series 2004-4, Class A3 4.128%, 7/10/42(a)		1,035	1,009,366
Series 2004-6, Class A2 4.161%, 12/10/42(a)		3,865	3,763,158
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)(c)		2,500	2,408,937
Series 2005-T18, Class A4 4.933%, 2/13/42(a)(c)		4,235	3,975,606
Series 2006-PW12, Class A4 5.895%, 9/11/38(a)(c)		2,285	2,305,615

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	$899	$885,638
Series 2004-C1, Class A4 4.75%, 1/15/37(a)(c)	1,815	1,734,122
Series 2005-C1, Class A4 5.014%, 2/15/38(a)(c)	1,516	1,441,038
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)(c)	2,095	2,120,278
Series 2006-C4, Class A3 5.467%, 9/15/39(a)	6,475	6,354,432
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	3,265	3,206,948
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,027,558
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,777,523
Greenwich Capital Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	3,800	3,717,839
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,653,032
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)(c)	1,846	1,782,734
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,755,076
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,420	1,390,469
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)(c)	7,100	7,143,365
Series 2007-LD11, Class A2 5.992%, 6/15/49(a)(c)	9,010	9,087,844
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,577,708
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,250,571
Series 2004-C4, Class A4 5.295%, 6/15/29(a)(c)	6,015	5,972,247
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,055,278

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005-C1, Class A4 4.742%, 2/15/30(a)	$4,209	$3,969,195
Series 2005-C7, Class A4 5.197%, 11/15/30(a)(c)	2,380	2,301,491
Series 2006-C1, Class A4 5.156%, 2/15/31(a)	6,557	6,332,414
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	6,005	5,860,205
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.417%, 11/12/37(a)(c)	2,100	2,047,205
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,195,800
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(c)	5,385	5,384,352
Series 2006-2, Class A4 6.105%, 6/12/46(a)(c)	3,075	3,129,287
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,288,682
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	5,012,106
Series 2007-T27, Class A4 5.804%, 6/11/42(a)(c)	9,860	9,865,385

		131,653,252

Non-Agency Adjustable Rate CMBS –0.6%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 5.81%, 3/06/20(a)(b)(d)	1,855	1,817,900
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44(a)(c)	1,720	1,694,186
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, 7/15/40(a)(c)	5,725	5,775,094

		9,287,180

Total Commercial Mortgage-Backed Securities (cost $142,615,537)		140,940,432

GOVERNMENT-RELATED – NON-U.S. ISSUERS – 3.8%
Sovereigns – 3.7%
United Mexican States 5.625%, 1/15/17(a)	22,748	22,748,000
7.50%, 1/14/12(a)	7,030	7,606,460

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Russian Federation 7.50%, 3/31/30(a)(d)(f)	$19,931	$22,123,238
Republic of South Africa 5.875%, 5/30/22(a)	7,325	7,086,937

		59,564,635

Agencies – 0.1%
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,314,058

Total Government-Related – Non-U.S. Issuers (cost $60,589,430)		60,878,693

ASSET-BACKED SECURITIES – 2.5%
Home Equity Loans – Floating Rate –1.5%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 6.07%, 12/25/32(a)(b)	870	868,195
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1, Class 1A1 5.655%, 4/25/22(a)(b)	98	98,156
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 5.775%, 5/25/37(a)(b)	3,715	3,134,308
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(f)	1,805	1,790,448
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 5.675%, 12/25/35(a)(b)	2,190	2,166,436
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 5.798%, 1/20/35(a)(b)	1,286	1,247,273
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 4.685%, 1/25/36(a)(b)	757	753,390
Lehman XS Trust Series 2005-4, Class 1M1 6.005%, 10/25/35(a)(b)	4,865	4,094,725
Master Asset Backed Securities Trust Series 2004-HE1, Class A1 5.905%, 9/25/34(a)(b)	604	595,467
Option One Mortgage Loan Trust Series 2006-3, Class M1 5.735%, 2/25/37(a)(b)	1,785	1,627,688
RAAC Series Series 2006-SP3, Class A1 5.40%, 8/25/36(a)(b)	1,400	1,389,390

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 5.675%, 3/25/35(a)(b)	$892	$883,639
Series 2005-RZ1, Class A2 5.705%, 4/25/35(a)(b)	1,899	1,871,025
Saxon Asset Securities Trust Series 2005-4, Class A2B 5.685%, 11/25/37(a)(b)	1,402	1,398,262
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 5.585%, 12/25/36(a)(b)	872	866,458
Structured Asset Investment Loan Trust Series 2006-1, Class A1 5.585%, 1/25/36(a)(b)	1,410	1,406,207

		24,191,067

Other-Floating Rate – 0.4%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 8/06/47(a)(b)(d)*	3,500	2,450,000
Cairn Mezzanine ABS CDO PLC Series 2007-3A, Class A2B 6.15%, 8/13/47(a)(b)(d)*	1,450	1,015,000
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/46(a)(b)(d)*	910	473,200
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.32%, 3/30/46(a)(b)(d)*	1,775	532,500
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.459%, 2/25/47(a)(b)(d)*	2,220	2,012,985
SLM Student Loan Trust Series 2003-C, Class A1 5.46%, 9/15/16(a)(b)	650	650,559

		7,134,244

Home Equity Loans – Fixed Rate – 0.3%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)(f)	818	715,018
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)(f)	1,212	1,205,945
Series 2006-1, Class A2 5.30%, 5/25/36(a)(f)	1,040	884,000
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	1,152	1,137,755

		3,942,718

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards – Floating Rate – 0.2%
American Express Credit Account Master Trust Series 2005-1, Class A 5.641%, 10/15/12(a)(b)	$1,298	$1,291,922
Discover Card Master Trust I Series 2004-1, Class A 5.641%, 4/16/10(a)(b)	2,457	2,456,823

		3,748,745

Other – Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(d)	1,000	999,490

Autos – Fixed Rate – 0.0%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08(a)	7	7,164

Total Asset-Backed Securities (cost $45,210,343)		40,023,428

MORTGAGE CMO’S – 2.1%
Non-Agency Fixed Rate – 1.4%
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37(a)	5,062	5,027,385
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.059%, 6/26/35(a)(c)(d)	3,882	3,845,674
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37(a)	4,009	4,050,789
Series 2007-QS1, Class 2A10 6.00%, 1/25/37(a)	5,011	5,027,314
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(a)(c)	4,168	4,143,006

		22,094,168

Non-Agency Adjustable Rate – 0.7%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 6.027%, 2/25/37(a)(b)	1,815	1,811,539
Series 2006-OA14, Class 3A1 5.855%, 11/25/46(a)(b)	5,147	5,043,593
Countrywide Home Loan Series 2004-25, Class M1 6.035%, 2/25/35(a)(b)	3,593	3,256,019
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 5.615%, 3/25/36(a)(b)	757	750,806

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Mutual, Inc. Series 2005-AR2, Class 2A22 5.725%, 1/25/45(a)(b)	$ 41	$40,776

		10,902,733

Agency Adjustable Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 6.149%, 5/28/35(a)(b)	392	365,433

Total Mortgage CMO’s (cost $33,783,253)		33,362,334

CORPORATES – NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Basic – 0.1%
Packaging Corp. of America 5.75%, 8/01/13(a) (cost $1,078,424)	1,099	1,095,805

	Shares
SHORT-TERM INVESTMENTS – 7.2%
Investment Companies – 7.2%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(g) (cost $114,983,655)	114,983,655	114,983,655

Total Investments – 100.3% (cost $1,605,559,192)		1,604,216,174
Other assets less liabilities – (0.3)%		(4,564,448)

Net Assets – 100.0%		$1,599,651,726

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$20,120	11/02/07	3 Month LIBOR	4.814%	$203,723
Lehman Brothers	23,000	1/23/08	3 Month LIBOR	4.777%	(89,635)
Lehman Brothers	10,000	12/04/11	3 Month LIBOR	4.850%	(44,363)

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond Future	470	December 2007	$52,314,588	$52,434,375	$119,787
U.S. T-Note 10yr Future	989	December 2007	107,782,845	107,847,359	64,514
Sold Contracts
U.S. T-Note 2yr Future	63	September 2007	12,827,208	12,981,938	(154,730)
U.S. T-Note 5yr Future	120	September 2007	12,466,527	12,813,750	(347,223)

					$(317,652)

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swedish Krona settling 9/07/07	12,286	$1,781,768	$1,781,782	$14
Sale Contracts:
Japanese Yen settling 9/10/07	18,436,575	155,441,245	159,449,618	(4,008,373)
Japanese Yen settling 9/10/07	68,000	587,176	588,101	(925)
Mexican Peso settling 9/26/07	174,208	15,621,236	15,770,832	(149,596)
Swedish Krona settling 9/07/07	108,173	16,085,372	15,687,965	397,407

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,489,232,519.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(c)	Variable rate coupon, rate shown as of August 31, 2007.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $55,638,972 or 3.5% of net assets.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,564,020.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2007.

(g)	Investment in affiliated money market mutual fund.

*	Illiquid Securities.

Currency	Abbreviations:

JPY	– Japanese Yen
MXN	– Mexican Peso
SEK	– Swedish Krona

Glossary:

LIBOR	– London Interbank Offered Rates

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Portfolio’s total exposure to subprime investments was 1.78%. These investments are valued in accordance with the Portfolio’s Valuation Policies (see Note A1 for additional details).

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Shares or Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.8%
U.S. Treasury Notes 0.875%, 4/15/10 (TIPS)	$28,483	$27,227,989
1.625%, 1/15/15 (TIPS)	81,270	76,971,396
1.875%, 7/15/13-7/15/15 (TIPS)	98,363	95,553,113
2.00%, 1/15/14-1/15/16 (TIPS)	89,843	87,652,496
2.375%, 1/15/17 (TIPS)	68,288	68,202,550
3.00%, 7/15/12 (TIPS)	65,897	68,018,067
3.375%, 1/15/12 (TIPS)	72,170	75,260,053
3.50%, 1/15/11 (TIPS)	48,414	50,123,888
3.875%, 1/15/09 (TIPS)	26,595	26,962,742
4.25%, 1/15/10 (TIPS)	51,347	53,332,197

Total Inflation-Linked Securities (cost $636,040,616)		629,304,491

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(a) (cost $8,150,947)	8,150,947	8,150,947

Total Investments – 99.1% (cost $644,191,563)		637,455,438
Other assets less liabilities – 0.9%		6,093,647

Net Assets – 100.0%		$643,549,085

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 88.2%
Industrial – 63.2%
Basic – 7.0%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$633,988
Basell AF SCA 8.375%, 8/15/15(a)(b)	1,445	1,286,050
Citigroup (JSC Severstal) Series REGS 9.25%, 4/19/14(a)(b)	1,938	2,084,842
Equistar Chemicals Funding LP 10.125%, 9/01/08(a)	787	816,513
10.625%, 5/01/11(a)	356	375,580
Evraz Group, SA 8.25%, 11/10/15(a)(b)	1,369	1,355,310
FMG Finance Pty Ltd. 10.625%, 9/01/16(a)(b)	2,000	2,290,000
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	3,880	4,132,200
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	855,225
7.125%, 1/15/17(a)(b)	1,095	1,029,300
Hexion Us Fin/nova Scoti 9.75%, 11/15/14(a)	525	567,000
10.058%, 11/15/14(a)(c)	525	535,500
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,180,850
Huntsman LLC 11.50%, 7/15/12(a)	801	871,087
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,449,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	615,825
Lyondell Chemical Co. 8.00%, 9/15/14(a)	1,290	1,402,875
8.25%, 9/15/16(a)	3,575	4,004,000
The Mosaic Co. 7.625%, 12/01/16(a)(b)	2,875	2,946,875
NewMarket Corp. 7.125%, 12/15/16(a)	615	584,250
NewPage Corp. 10.00%, 5/01/12(a)	797	824,895
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	834,750
Series B 6.875%, 3/15/13(a)	1,815	1,810,462

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Domtar, Inc. 7.125%, 8/15/15(a)	$2,500	$2,325,000

		34,811,377

Capital Goods – 7.1%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	270	257,850
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,578,955
6.875%, 6/01/17(a)	1,430	1,387,100
Series B 7.125%, 5/15/16(a)	2,053	2,042,735
7.375%, 4/15/14(a)	820	799,500
Associated Materials, Inc. 11.25%, 3/01/14(a)(d)	1,635	1,066,837
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,580	1,576,050
10.25%, 3/01/16(a)	555	532,800
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,879,325
8.00%, 11/15/14(a)(b)	2,120	2,189,655
Case Corp. 7.25%, 1/15/16(a)	2,935	2,964,350
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	3,019,900
Crown Americas 7.625%, 11/15/13(a)	1,500	1,507,500
Goodman Global Holdings, Inc. 7.875%, 12/15/12(a)	992	982,080
L-3 Communications Corp. 5.875%, 1/15/15	1,828	1,732,030
Owens Brockway Glass Container, Inc. 8.875%, 2/15/09(a)	1,715	1,742,869
Series $ 6.75%, 12/01/14(a)	2,530	2,441,450
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	640	649,600
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(a)(e)(f)(g)	453	56,691
Sequa Corp. 9.00%, 8/01/09(a)	601	622,035
Trinity Industries, Inc. 6.50%, 3/15/14(a)	2,100	1,984,500
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	643,200
7.00%, 2/15/14(a)	485	494,700
7.75%, 11/15/13(a)	2,075	2,137,250

		35,288,962

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications – Media – 10.9%
Allbritton Communications Co. 7.75%, 12/15/12(a)	$1,351	$1,320,602
AMC Entertainment, Inc. 11.00%, 2/01/16(a)	2,000	2,080,000
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	1,637	1,567,428
CCH I Holdings LLC 11.75%, 5/15/14(a)	6,257	5,568,730
CCH I LLC 11.00%, 10/01/15(a)	1,000	980,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	4,519	3,524,820
5.75%, 1/15/13(a)	1,641	1,353,825
CSC Holdings, Inc. 7.625%, 7/15/18(a)	1,535	1,408,363
7.875%, 2/15/18(a)	640	600,000
Series WI 6.75%, 4/15/12(a)	2,565	2,423,925
Dex Media East LLC 12.125%, 11/15/12(a)	641	684,268
Dex Media West LLC Series B 8.50%, 8/15/10(a)	444	449,550
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,311	3,095,785
EchoStar DBS Corp. 6.375%, 10/01/11(a)	1,080	1,061,100
6.625%, 10/01/14(a)	3,595	3,478,163
7.125%, 2/01/16(a)	850	830,875
Idearc, Inc. 8.00%, 11/15/16(a)	1,710	1,688,625
Insight Communications Co., Inc. 12.25%, 2/15/11(a)	1,612	1,658,345
Insight Midwest LP 9.75%, 10/01/09(a)	379	379,000
Insight Midwest LP/Insight Capital, Inc. 9.75%, 10/01/09(a)	173	173,000
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)	2,812	2,942,055
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)	1,274	1,281,962
Lamar Media Corp. 6.625%, 8/15/15(a)	475	453,625

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Liberty Media Corp. 5.70%, 5/15/13(a)	$545	$503,857
7.875%, 7/15/09(a)	350	362,071
8.25%, 2/01/30(a)	530	514,100
LIN Television Corp. 6.50%, 5/15/13(a)	725	681,500
Quebecor Media, Inc. 7.75%, 3/15/16(a)	2,755	2,620,694
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	764	782,145
10.375%, 9/01/14(a)(b)	473	514,979
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(a)	705	664,462
Series A-2 6.875%, 1/15/13(a)	748	704,990
Series A-3 8.875%, 1/15/16(a)	2,000	2,050,000
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	515,025
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,157,275
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	982,000
WMG Holdings Corp. 9.50%, 12/15/14(a)(d)	3,196	2,261,170
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)	840	798,000

		54,116,314

Communications – Telecommunications – 6.7%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	2,255,385
American Tower Corp. 7.125%, 10/15/12(a)	2,430	2,430,000
Citizens Communications Co. 6.25%, 1/15/13(a)	1,977	1,897,920
Cricket Communications, Inc. 9.375%, 11/01/14(a)	3,470	3,400,600
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,265,973
Dobson Cellular Systems, Inc. Series B 8.375%, 11/01/11(a)	620	655,650
Dobson Communications Corp. 8.875%, 10/01/13(a)	665	703,238

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Inmarsat Finance PLC 7.625%, 6/30/12(a)	$1,835	$1,890,050
10.375%, 11/15/12(d)	1,037	982,557
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	835	784,900
9.25%, 11/01/14(a)	5,095	4,903,937
12.25%, 3/15/13(a)	1,073	1,169,570
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	1,358	1,370,222
Series REGS 8.00%, 1/28/12(a)(b)	500	503,750
PanAmSat Corp. 9.00%, 8/15/14(a)	1,171	1,191,492
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,968,565
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	343,875
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	765,900
Windstream Corp. 8.125%, 8/01/13(a)	714	737,205
8.625%, 8/01/16(a)	810	846,450

		33,067,239

Consumer Cyclical – Automotive – 6.7%
Affinia Group, Inc. 9.00%, 11/30/14(a)	45	41,512
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	3,765,000
Ford Motor Credit Co. 4.95%, 1/15/08(a)	1,298	1,278,908
7.00%, 10/01/13(a)	2,524	2,247,791
8.11%, 1/13/12(a)(c)	2,785	2,550,528
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	2,291,401
6.875%, 9/15/11(a)	3,570	3,183,940
8.00%, 11/01/31(a)	1,870	1,679,941
General Motors Corp. 8.25%, 7/15/23(a)	4,155	3,313,613
8.375%, 7/15/33(a)	4,470	3,587,175
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)(b)	550	558,580
9.00%, 7/01/15(a)	1,307	1,352,745
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	1,148,800

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lear Corp. Series B 5.75%, 8/01/14(a)	$1,635	$1,332,525
8.50%, 12/01/13(a)	370	349,650
8.75%, 12/01/16(a)	3,010	2,784,250
Tenneco, Inc. 8.625%, 11/15/14(a)	465	460,350
Visteon Corp. 7.00%, 3/10/14(a)	1,795	1,346,250

		33,272,959

Consumer Cyclical – Other – 6.2%
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	732,394
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	552,120
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,287,395
Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	550	550,000
Harrah’s Operating Co., Inc 5.625%, 6/01/15(a)	3,460	2,655,550
6.50%, 6/01/16(a)	2,600	2,047,500
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	384,037
Host Marriott LP Series Q 6.75%, 6/01/16(a)	2,935	2,854,287
KB HOME 6.375%, 8/15/11(a)	600	549,000
7.75%, 2/01/10(a)	410	387,450
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	745,710
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,719,820
7.625%, 1/15/17(a)	905	895,950
8.375%, 2/01/11(a)	2,179	2,228,027
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	1,216,988
NCL Corp. 10.625%, 7/15/14(a)	515	509,850
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,496,000
Six Flags, Inc. 9.625%, 6/01/14(a)	1,250	1,018,750
Station Casinos, Inc. 6.625%, 3/15/18(a)	395	317,975

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	$1,097	$1,107,970
Universal City Development Partners 11.75%, 4/01/10(a)	913	960,933
Universal City Florida Holding Co. 8.375%, 5/01/10(a)	630	625,275
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	1,107	885,600
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14(a)	2,935	2,839,613

		30,568,194

Consumer Cyclical – Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15(a)	415	364,681

Consumer Cyclical – Retailers – 2.0%
Autonation, Inc. 7.36%, 4/15/13(a)(c)	175	164,500
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14(a)	1,630	1,483,300
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	555	505,050
Couche-Tard, Inc. 7.50%, 12/15/13(a)	1,006	985,880
GSC Holdings Corp. 8.00%, 10/01/12(a)	2,070	2,132,100
Rite Aid Corp. 6.875%, 8/15/13(a)	2,400	1,968,000
9.25%, 6/01/13	870	804,750
9.375%, 12/15/15(a)(b)	100	91,000
9.50%, 6/15/17(a)(b)	1,919	1,741,492

		9,876,072

Consumer Non – Cyclical – 6.4%
Albertson’s, Inc. 7.45%, 8/01/29(a)	4,055	3,850,166
ARAMARK Corp. 8.50%, 2/01/15(a)	1,155	1,150,669
8.50%, 2/01/15(a)(b)	555	552,919
Community Health Systems, Inc. 8.875%, 7/15/15(a)(b)	2,266	2,263,167
DaVita, Inc. 7.25%, 3/15/15(a)	1,219	1,194,620
Dean Foods Co. 7.00%, 6/01/16(a)	921	847,320
Del Monte Corp. 6.75%, 2/15/15(a)	395	375,250

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dole Food Company, Inc. 8.625%, 5/01/09(a)	$420	$409,500
8.875%, 3/15/11(a)	718	682,100
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	2,825	2,754,375
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	685,075
HCA, Inc. 6.375%, 1/15/15(a)	2,508	2,044,020
6.50%, 2/15/16(a)	1,520	1,238,800
6.75%, 7/15/13(a)	1,650	1,431,375
9.625%, 11/15/16(a)(b)(h)	2,665	2,754,944
Healthsouth Corp. 10.75%, 6/15/16(a)	580	597,400
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,144,650
Select Medical Corp. 7.625%, 2/01/15(a)	1,145	993,287
Spectrum Brands, Inc. 7.375%, 2/01/15(a)	1,180	867,300
Stater Brothers Holdings 8.125%, 6/15/12(a)	594	592,515
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	975,250
9.875%, 7/01/14	1,700	1,504,500
Universal Hospital Services, Inc. 8.759%, 6/01/15(a)(b)(c)	895	863,675
Ventas Realty LP/CAP CRP 6.75%, 4/01/17(a)	832	809,120
Viant Holdings, Inc. 10.12%, 7/15/17(a)(b)	567	527,310
Visant Corp. 7.625%, 10/01/12(a)	883	885,207

		31,994,514

Energy – 2.7%
Chesapeake Energy Corp. 6.625%, 1/15/16(a)	220	212,850
6.875%, 1/15/16(a)	270	263,925
7.50%, 9/15/13(a)	805	819,088
7.75%, 1/15/15(a)	1,895	1,921,056
CIE Gener De Geophysique 7.50%, 5/15/15(a)	915	919,575
7.75%, 5/15/17(a)	195	196,950
Complete Production Services, Inc. 8.00%, 12/15/16(a)	650	625,625
Grant Prideco, Inc. Series B 6.125%, 8/15/15(a)	856	817,480

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)		$ 760	$727,700
Opti Canada, Inc. 8.25%, 12/15/14(a)(b)		313	316,130
PetroHawk Energy Corp. Series WI 9.125%, 7/15/13(a)		776	808,980
Plains Exploration & Production Co. 7.75%, 6/15/15(a)		1,155	1,097,250
Pride International, Inc. 7.375%, 7/15/14(a)		634	640,340
Range Resources Corp. 7.50%, 5/15/16(a)		940	949,400
Tesoro Corp. 6.25%, 11/01/12(a)		1,180	1,159,350
6.50%, 6/01/17(a)(b)		2,160	2,100,600

			13,576,299

Other Industrial – 1.1%
Central European Distribution Corp. 8.00%, 7/25/12(b)	EUR	173	236,927
Central European Media Enterprises, Ltd. 8.25%, 5/15/12(a)(b)		398	538,922
Noble Group Ltd. 6.625%, 3/17/15(a)(b)		$ 2,000	1,869,802
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,295	1,295,000
11.75%, 8/01/16(a)		725	749,469
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		655	625,525

			5,315,645

Services – 0.6%
Realogy Corp. 10.50%, 4/15/14(a)(b)		1,630	1,373,275
Service Corp. International 6.75%, 4/01/16(a)		1,000	942,500
West Corp. 9.50%, 10/15/14(a)		500	502,500

			2,818,275

Technology – 4.2%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		3,305	3,205,850
Avago Technologies Finance 10.125%, 12/01/13(a)		755	788,975
CA, Inc. 4.75%, 12/01/09(a)(b)		965	959,942

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Flextronics International Ltd. 6.50%, 5/15/13(a)	$1,418	$1,350,645
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	3,530	3,256,425
10.125%, 12/15/16(a)	910	791,700
Iron Mountain, Inc. 6.625%, 1/01/16(a)	1,360	1,224,000
Nortel Networks Corp. 6.875%, 9/01/23(a)	626	507,060
Nortel Networks Ltd. 10.125%, 7/15/13(a)(b)	1,025	1,048,063
NXP BV / NXP Funding LLC 8.11%, 10/15/13(a)(c)	1,000	906,250
9.50%, 10/15/15(a)	445	384,925
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	2,143	2,121,570
Serena Software, Inc. Series WI 10.375%, 3/15/16(a)	875	870,625
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	3,122	3,223,465

		20,639,495

Transportation – Airlines – 0.7%
AMR Corp. 9.00%, 8/01/12(a)	1,675	1,695,938
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	1,243,550
Series RJO3 7.875%, 7/02/18(a)	608	597,403

		3,536,891

Transportation – Services – 0.8%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,610,200
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,185,075
10.50%, 1/01/16(a)	1,175	1,269,000

		4,064,275

		313,311,192

Utility – 11.2%
Electric – 8.7%
The AES Corp. 7.75%, 3/01/14(a)	2,430	2,405,700
8.75%, 5/15/13(a)(b)	225	234,000
9.00%, 5/15/15(a)(b)	1,080	1,125,900

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Energy Supply 7.80%, 3/15/11(a)	$1,070	$1,104,775
8.25%, 4/15/12(a)(b)	1,830	1,889,475
Aquila, Inc. 14.875%, 7/01/12(a)	1,096	1,372,740
CMS Energy Corp. 8.50%, 4/15/11(a)	835	888,904
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)(b)	2,740	2,534,500
8.375%, 5/01/16(a)	3,180	3,124,350
Dynegy-Roseton Danskammer Series A 7.27%, 11/08/10(a)	385	385,000
Series B 7.67%, 11/08/16(a)	1,222	1,211,307
Edison Mission Energy 7.00%, 5/15/17(a)(b)	3,840	3,628,800
7.50%, 6/15/13(a)	1,860	1,873,950
7.75%, 6/15/16(a)	695	700,213
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	3,550	3,354,750
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	415,800
7.375%, 2/01/16-1/15/17(a)	4,805	4,729,262
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	592,020
7.625%, 6/15/14(a)	1,495	1,465,100
7.875%, 6/15/17(a)	1,840	1,798,600
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	432,863
Sierra Pacific Resources 8.625%, 3/15/14	960	1,015,904
TECO Energy, Inc. 7.00%, 5/01/12(a)	1,222	1,253,130
TXU Corp. Series O 4.80%, 11/15/09(a)	125	122,650
Series P 5.55%, 11/15/14(a)	3,604	2,956,621
Series Q 6.50%, 11/15/24(a)	3,106	2,492,590

		43,108,904

Natural Gas – 2.5%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,272,516

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LP 8.375%, 8/01/66(a)(i)	$3,450	$3,532,379
Regency Energy Partners 8.375%, 12/15/13(a)(b)	1,089	1,121,670
Williams Cos, Inc. 7.625%, 7/15/19(a)	3,744	3,978,000
7.875%, 9/01/21(a)	2,214	2,374,515

		12,279,080

		55,387,984

Non Corporate Sectors – 7.8%
Derivatives – Total Return Swaps – 4.3%
High Yield Total Return Trust 2007-1 5.30%, 7/01/08(a)(b)(c)	22,505	21,398,654

Structured Note – 3.5%
Racers SER 06-6-T 5.296%, 7/01/08(a)(b)(c)	18,550	17,333,306

		38,731,960

Credit Default Index Holdings – 4.5%
DJ CDX.NA.HY-100 – 4.5%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	19,000	17,860,000
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,312,196

		22,172,196

Financial Institutions – 1.5%
Brokerage – 0.7%
E*Trade Financial Corp. 7.375%, 9/15/13(a)	870	774,300
7.875%, 12/01/15(a)	2,574	2,252,250
8.00%, 6/15/11(a)	810	773,550

		3,800,100

Insurance – 0.3%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	718,200
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)(b)	770	682,798

		1,400,998

REITS – 0.5%
American Real Estate 7.125%, 2/15/13(a)(b)	2,500	2,350,000

		7,551,098

Total Corporates – Non-Investment Grades (cost $455,160,651)		437,154,430

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 6.4%
Industrial – 3.9%
Basic – 1.1%
International Steel Group, Inc. 6.50%, 4/15/14(a)	$2,081	$2,089,690
Weyerhaeuser Co. 7.375%, 3/15/32(a)	3,165	3,168,327

		5,258,017

Communications – Telecommunications – 1.0%
Qwest Corp. 6.875%, 9/15/33(a)	2,240	2,049,600
8.875%, 3/15/12(a)	355	384,287
Sprint Capital Corp. 6.875%, 11/15/28(a)	2,800	2,725,428

		5,159,315

Consumer Cyclical – Other – 0.2%
DR Horton, Inc. 4.875%, 1/15/10(a)	250	232,586
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	539	576,534

		809,120

Consumer Non-Cyclical – 1.3%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,035,806
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,538,026
7.625%, 6/01/16(a)	1,800	1,885,117

		6,458,949

Energy – 0.2%
Kerr-McGee Corp. 6.875%, 9/15/11(a)	894	939,142

Technology – 0.1%
Xerox Corp. 6.40%, 3/15/16(a)	535	540,827

		19,165,370

Financial Institutions – 2.4%
Brokerage – 1.0%
The Bear Stearns Cos, Inc. 5.55%, 1/22/17(a)	2,700	2,485,836
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,412,410

		4,898,246

Finance – 0.8%
Countrywide Financial Corp. 5.80%, 6/07/12(a)	181	170,093
6.25%, 5/15/16(a)	2,345	2,081,134

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Countrywide Home Loans, Inc. 4.00%, 3/22/11(a)		$ 56	$50,121
SLM Corp. 4.50%, 7/26/10(a)		845	782,073
5.125%, 8/27/12(a)		1,100	982,250

			4,065,671

Insurance – 0.6%
American International Group, Inc. 6.25%, 5/01/36(a)		1,500	1,517,911
Coventry Health Care, Inc. 5.875%, 1/15/12(a)		683	685,411
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)		950	933,149

			3,136,471

			12,100,388

Utility – 0.1%
Natural Gas – 0.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)		570	573,765

Total Corporates – Investment Grades (cost $31,739,400)			31,839,523

EMERGING MARKETS – NON-INVESTMENT GRADES – 0.5%
Industrial – 0.5%
Consumer Cyclical – Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		846	898,260

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,536,617

Total Emerging Markets – Non-Investment Grades (cost $2,447,034)			2,434,877

	Shares
NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
REITS – 0.2%
Sovereign REIT 12.00%(a)(b) (cost $904,800)		624	892,320

EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics(a)(e)(j) (cost $904)		90,400	904

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(k) (cost $7,514,657)	7,514,657	$7,514,657

Total Investments – 96.8% (cost $497,767,446)		479,836,711
Other assets less liabilities – 3.2%		15,996,634

Net Assets – 100.0%		$495,833,345

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 10/30/07	1,496	$2,039,907	$2,042,452	$(2,545)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $472,322,054.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $124,485,860 or 25.1% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Illiquid security, valued at fair value. (See note A)

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of August 31, 2007, is considered illiquid and restricted (see Notes A & E).

Restricted Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	8/5/05	$396,900	$56,691	0.01%

(g)	Security is in default and is non-income producing.

(h)	Pay-In-Kind Payments (PIK).

(i)	Variable rate coupon, rate shown as of August 31, 2007.

(j)	Non-income producing security.

(k)	Investment in affiliated money market mutual fund.

Currency	Abbreviations:

EUR	– Euro Dollar

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

High-Yield Portfolio—Portfolio of Investments

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on July 31-August 2, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents one of a variety of asset classes and investment styles. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and

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different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees payable under the Advisory Agreement,

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Strategy at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of each Strategy as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index, in each case for periods ended April 30, 2007 over various periods as indicated below.

AllianceBernstein Wealth Appreciation Strategy

The trustees reviewed information showing the comparative performance of the Class A Shares of AllianceBernstein Wealth Appreciation Strategy as compared to the Performance Group and Performance Universe, and as compared to a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”), in each case over the 1- and 3-year periods and (in the case of the Index) the since inception period (September 2003 inception). The trustees noted that the Strategy was 3 out of 3 of the Performance Group in the 1- and 3-year periods and in the 4th quintile of the Performance Universe in the 1-year period and 3rd quintile of the Performance Universe in the 3-year period, and that the Strategy underperformed the Index in the 1-year and since inception periods but outperformed the Index in the 3-year period. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees reviewed information showing the comparative performance of the Class A Shares of AllianceBernstein Balanced Wealth Strategy as compared to the

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Performance Group and Performance Universe, and as compared to a composite index (60% Standard & Poor’s 500 Stock Index/40% Lehman Brothers Aggregate Bond Index) (the “Index”), in each case over the 1- and 3-year periods and (in the case of the Index) the since inception period (September 2003 inception). The trustees noted that the Strategy was in the 2nd quintile of the Performance Group and Performance Universe in the 1-year period and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 3-year period, and that the Strategy outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Wealth Preservation Strategy

The trustees reviewed information showing the comparative performance of the Class A Shares of AllianceBernstein Wealth Preservation Strategy as compared to the Performance Group and Performance Universe, and as compared to a composite index (70% Lehman Brothers Aggregate Bond Index/30% Standard & Poor’s 500 Stock Index) (the “Index”), in each case over the 1- and 3-year periods and (in the case of the Index) the since inception period (September 2003 inception). The trustees noted that the Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 1- and 3-year periods, and that the Strategy underperformed the Index in the 1-year and since inception periods and outperformed the Index in the 3-year period. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Balanced Wealth Strategy. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Strategies. The trustees noted that the institutional fee schedules for clients with a substantially similar investment style as the Strategies had breakpoints at lower asset levels than those in the fee schedules applicable to the Strategies and that the application of the institutional fee schedules to the level of assets of the Strategies would result in fee rates that would be lower than those in the Advisory Agreement for the Strategies. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also noted that in the case of each of AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Balanced Wealth Strategy, the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the corresponding Strategy for the same fee schedule as the corresponding Strategy.

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style as AllianceBernstein Wealth Preservation Strategy. The trustees reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategy but which involve investments in securities of the same type that the Strategy invests in (i.e., equity and debt securities).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Strategies potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Strategies by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that AllianceBernstein Wealth Appreciation Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group median and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

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AllianceBernstein Balanced Wealth Strategy

The trustees noted that AllianceBernstein Balanced Wealth Strategy’s at approximate current size contractual effective advisory fee rate of 54.4 basis points was lower than the Expense Group median. The trustees noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Wealth Preservation Strategy

The trustees noted that AllianceBernstein Wealth Preservation Strategy’s at approximate current size contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees noted that the net assets of AllianceBernstein Balanced Wealth Strategy were in excess of the first breakpoint and that accordingly, AllianceBernstein Balanced Wealth Strategy’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Strategy increase further. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements currently result in a sharing of economies of scale in the case of AllianceBernstein Balanced Wealth Strategy, and would result in such a sharing in the future for the other Strategies in the event their net assets exceed a breakpoint.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Trustees on July 31-August 2, 2007.

2	It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include “AllianceBernstein.”

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, Global Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

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3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fees	Net Assets	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,969.5	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$2,264.5	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$803.2	Wealth Preservation Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of each Strategy’s fiscal year upon at least 60 days written notice. It should be noted that the Strategies were operating below their expense caps during the most recent semi-annual period. Accordingly, the expense

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

limitation undertaking of the Strategies were of no effect. In addition, set forth below are the gross expense ratios of each Strategy during the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (06/30/07)[5]		Fiscal Year End
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	0.99 1.71 1.70 1.36 1.07 0.74 0.69	% % % % % % %	August 31

Wealth Appreciation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.50 2.20 2.20 1.70 1.45 1.20 1.20	% % % % % % %	1.12 1.84 1.82 1.48 1.18 0.85 0.82	% % % % % % %	August 31

Wealth Preservation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	1.02 1.74 1.73 1.40 1.10 0.77 0.72	% % % % % % %	August 31

The expense limitation undertaking set forth in the table above for the Strategies includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios). For the six months ended February 28, 2007, the estimated underlying expense ratio for the Strategies was 0.04%.

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and

5	Annualized.

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pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Strategies.6 With respect to the Strategies, the Adviser represented that there is no institutional products that have similar investment styles as the Strategies. However, upon further consideration, the Senior Officer noted that the portfolio composition of certain series of the AllianceBernstein Retirement Strategies, managed by the Adviser, were similar to that of Balanced Wealth Strategy and Wealth Appreciation Strategy. The Adviser has an institutional product, Target Date (All Active), which is managed similarly as the AllianceBernstein Retirement Strategies. Set forth below is a comparison of the advisory fees of Balanced Wealth Strategy and Wealth Appreciation Strategy and what would have been the advisory fees of those Strategies had the institutional advisory fee schedule been applicable to the Strategies:

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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AB Institutional Fee Schedule	Strategy	Net Assets 06/30/07 ($MM)	AB Inst. Fee (%)	Adv. Fee (%)
Target Date – All Active 75 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 35 bp on the balance	Balanced Wealth Strategy	$ 2,969.5	0.360%	0.534%
	Wealth Appreciation Strategy	$ 2,264.5	0.363%	0.650%

+Other operating expenses (capped) Minimum Account Size: $100M or plan assets of $500M

The Adviser also manages other retail mutual funds, specifically, certain series (the “Tax-Managed Wealth Strategies”)7 of the Trust and of the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”)8 that have similar investment styles as the Strategies. The following table shows the fee schedules of the Tax-Managed Wealth Strategies and the relevant AVPS portfolios:9

Strategy	Tax-Managed Wealth Strategy / AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Tax-Managed Balanced Wealth Strategy / Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

Wealth Appreciation Strategy	Tax-Managed Wealth Appreciation Strategy / Wealth Appreciation Strategy Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance

Wealth Preservation Strategy	Tax-Managed Wealth Preservation Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

7	Pertains to AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy. Unlike the Strategies, the Tax-Managed Wealth Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities.

8	Pertains to AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Wealth Appreciation Strategy Portfolio. AVPS, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts.

9	The Tax-Managed Wealth Strategies and AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

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The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:

Strategy	Luxembourg Fund	Fee[10]
Balanced Wealth Strategy	Global Balanced Portfolio
	Class A	1.40%
	Class I (Institutional)	0.70%

Wealth Preservation Strategy	Global Conservative Portfolio
	Class A	1.15%
	Class I (Institutional)	0.60%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ACITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance (50% Global Bond / 50% Global Equity)[11]	0.70%

	Alliance Global Balance (30% Global Bond / 70% Global Equity)[11]	0.75%

Wealth Preservation Strategy	Alliance Global Balance (70% Global Bond / 30% Global Equity)[11]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

11	This ACITM fund is privately placed or institutional.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Strategy.13

The original EGs of Wealth Appreciation Strategy and Wealth Preservation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee[14]	Lipper Group Median	Rank
Balanced Wealth Strategy	0.544	0.619	3/11
Wealth Appreciation Strategy[15]	0.650	0.842	1/8
Wealth Preservation Strategy[16]	0.550	0.723	1/11

12	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any waivers or expense reimbursements for expense caps that would effectively reduce the effective management fee rate.

15	The Strategy’s EG includes the Strategy, two other Global Multi-Cap Growth funds (“GMLG”), three Global Multi-Cap Core funds (“GMLC”) and two Global Large-Cap Core funds (“GLCC”).

16	The Strategy’s EG includes the Strategy, five other Mixed-Asset Target Allocation Conservative funds (“MTAC”) and five Mixed-Asset Target Allocation Moderate funds (“MTAM”).

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Lipper also analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy’s EG and Lipper Expense Universe (“EU”).17 Since Lipper had expanded EGs of Wealth Appreciation Strategy and Wealth Preservation Strategy, under Lipper’s standard guidelines, their EUs were also expanded to include peers that had a similar but not the same Lipper investment classification/objective as the Strategies.18 The result of that analysis is set forth below:

Strategy	Expense Ratio (%)[19]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	1.060	1.110	3/11	1.199	17/74
Wealth Appreciation Strategy[20]	1.200	1.435	1/8	1.515	5/40
Wealth Preservation Strategy[21]	1.091	1.113	5/11	1.393	7/34

Based on this analysis, Wealth Preservation Strategy had a more favorable ranking on a management fee basis. Balanced Wealth Strategy and Wealth Appreciation have an equally favorable ranking.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. Except for the Balanced

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

17	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	The expansion of the Strategies EU was not requested by the Adviser or the Senior Officer. They requested only the EG be expanded.

19	The total expense ratios shown are for the Strategies’ Class A shares.

20	The Strategy’s EU includes the Strategy, EG, and all other retail front-end GMLG, GMLC and GLCC funds, excluding outliers.

21	The Strategy’s EU includes the Strategy, EG, and all other retail front-end MTAC and MTAM funds, excluding outliers.

Wealth Strategy, the Adviser’s profitability percentage from providing investment advisory services to the Strategies decreased during calendar year 2006 relative to 2005.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.0 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.22

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$757,289
Wealth Appreciation Strategy	$426,666
Wealth Preservation Strategy	$218,585

22	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$8,896,124	$783,712
Wealth Appreciation Strategy	$5,101,623	$587,604
Wealth Preservation Strategy	$2,809,948	$304,615

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[23]
Balanced Wealth Strategy	$631,483	$36,791
Wealth Appreciation Strategy	$553,977	$33,170
Wealth Preservation Strategy	$163,184	$10,543

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the Strategies’ most recently completed fiscal year, certain of the Pooling Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

23	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance rankings of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)24 for the periods ended April 30, 2007:

Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Balanced Wealth Strategy
1 Year	12.18	11.46	11.05	4/11	37/122
3 Year	12.65	10.32	10.21	4/11	19/103

Wealth Appreciation Strategy
1 Year	13.60	15.60	15.60	3/3	7/11
3 Year	16.33	22.48	16.88	3/3	6/10

Wealth Preservation Strategy
1 Year	9.48	8.48	8.00	2/6	12/82
3 year	8.48	7.39	5.63	2/6	4/51

24	The Strategies’ PGs/PUs may not be identical to their corresponding EGs/EUs as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Set forth below are the 1 and 3 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks:

	Periods Ending April 30, 2007 Annualized Performance
Strategy	1 Year (%)	3 Year (%)	Since Inception (%)[26]
Balanced Wealth Strategy	12.18	12.65	12.18
S&P 500 Stock Index	15.23	12.24	13.77
Lehman Brothers Aggregate Bond Index	7.36	4.40	N/A
60% S&P 500 Stock Index / 40% Lehman Brothers Aggregate Bond Index	12.08	9.10	9.77
Inception Date: September 2, 2003

Wealth Appreciation Strategy	13.60	16.32	15.67
S&P 500 Stock Index	15.23	12.24	13.77
MSCI EAFE Index (Net)	19.81	22.51	N/A
70% S&P 500 Stock Index / 30% MSCI EAFE Index (Net)	16.60	15.32	17.00
Inception Date: September 2, 2003

Wealth Preservation Strategy	9.48	8.48	8.20
Lehman Brothers Aggregate Bond Index	7.36	4.40	3.76
S&P 500 Stock Index	15.23	12.24	N/A
70% Lehman Brothers Aggregate Bond Index / 30% S&P 500 Stock Index	9.72	6.75	6.76
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

25	The performance returns shown are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns for each Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the since inception performance returns for each Strategy goes back to each Strategy’s actual inception date.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

NOTES

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

NOTES

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

 LOGO

WS-0151-0807

ANNUAL REPORT

AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

August 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 23, 2007

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2007.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategies’ growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/- 5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

The Strategy’s fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade. The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy’s fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50%

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 7-12 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2007. Each Strat-

egy’s balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB 5-Year General Obligation Municipal Index.

The Strategies’ Class A shares without sales charges underperformed their respective balanced benchmarks for both the six- and 12-month periods ended August 31, 2007.

The Strategies’ holdings in value stocks all outperformed for the 12-month review period. Growth stock holdings typically underperformed for the same time period, including those holdings within U.S. large-cap growth stocks, which detracted from the Strategies’ relative returns. However, the Strategies’ holdings in small/mid-cap growth stocks, which posted strong returns, contributed positively to performance, and helped to offset some of the negative impact of exposure to other growth stocks.

The Strategies’ approach of seeking returns in both the U.S. and the international equity markets contributed to overall performance for the Strategies, as international stocks outperformed U.S. stocks during the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

review period. International stocks, as represented by the MSCI EAFE Index, returned 18.71% for 12-month period, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 15.13% for the same period.

The U.S. municipal bond market, as represented by the LB 5-Year General Obligation Municipal Index, returned 1.58% and 3.44% for the six- and 12-month periods, respectively. Given its higher exposure to equities, AllianceBernstein Tax-Managed Wealth Appreciation Strategy delivered higher absolute returns than AllianceBernstein Tax-Managed Balanced Wealth Strategy, which in turn outperformed AllianceBernstein Tax-Managed Wealth Preservation Strategy.

Market Review and Investment Strategy

The six- and 12-month periods ended August 31, 2007, were strong for global capital markets. Stocks continued to provide returns above historical averages. Several factors provided fuel to the equity markets around the world, including solid economic growth and robust corporate earnings.

Small-cap stocks generally outperformed the large-cap stocks, and the Strategies’ holdings in international stocks also contributed positively to performance. The performance of the Strategies’ growth holdings generally trailed the market, with the notable exception of the Strategies’ exposure to small/mid-cap growth stocks—the best performers overall. This helped to offset the underperformance of Strategies’ holdings in U.S. large-cap growth stocks during the 12-month review period. This reinforces the Blend Investment Policy Team’s (the “Team’s”) belief that diversification within the portfolio aids the Strategies’ performance.

As always, the Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies, most notably, the Funds were not tax-managed funds. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy
Class A	5.63%	14.76%

Class B	5.19%	13.87%

Class C	5.19%	13.94%

Advisor Class*	5.73%	15.09%

70% S&P 500 Stock Index/30% MSCI EAFE Index	5.73%	16.20%

S&P 500 Stock Index	5.69%	15.13%

MSCI EAFE Index	5.83%	18.71%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/07

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in the AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/07) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy†
Class A	2.98%	8.26%

Class B	2.70%	7.49%

Class C	2.61%	7.39%

Advisor Class*	3.22%	8.57%

50% S&P 500 Stock Index/50% LB 5-Year General Obligation Municipal Index	3.64%	9.28%

S&P 500 Stock Index	5.69%	15.13%

LB 5-Year General Obligation Municipal Index	1.58%	3.44%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†  May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/97 TO 8/31/07

This chart illustrates the total value of an assumed $10,000 investment in the AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/97 to 8/31/07) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Preservation Strategy†
Class A	2.56%	6.15%

Class B	2.21%	5.42%

Class C	2.21%	5.42%

Advisor Class*	2.62%	6.46%

70% LB 5-Year General Obligation Municipal Index/30% S&P 500 Stock Index	2.81%	6.95%

S&P 500 Stock Index	5.69%	15.13%

LB 5-Year General Obligation Municipal Index	1.58%	3.44%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†   May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/97 TO 8/31/07

This chart illustrates the total value of an assumed $10,000 investment in the AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/97 to 8/31/07) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	14.76%	9.90%
Since Inception*	12.96%	11.75%

Class B Shares
1 Year	13.87%	9.87%
Since Inception*	12.17%	11.99%

Class C Shares
1 Year	13.94%	12.94%
Since Inception*	12.19%	12.19%

Advisor Class Shares†
1 Year	15.09%	15.09%
Since Inception*	13.31%	13.31%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.35%, 2.08%, 2.06% and 1.01% for Class A, Class B, Class C and Advisor Class, respectively.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	13.36%
Since Inception*	12.77%

Class B Shares
1 Year	13.57%
Since Inception*	13.18%

Class C Shares
1 Year	16.56%
Since Inception*	13.20%

Advisor Class Shares†
1 Year	18.76%
Since Inception*	14.34%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
Returns

Class A Shares
1 Year	13.23%
Since Inception*	12.68%

Class B Shares
1 Year	13.52%
Since Inception*	13.13%

Class C Shares
1 Year	16.50%
Since Inception*	13.14%

Advisor Class Shares†
1 Year	18.57%
Since Inception*	14.23%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)

Class A Shares
1 Year	8.84%
Since Inception*	11.11%

Class B Shares
1 Year	8.88%
Since Inception*	11.48%

Class C Shares
1 Year	10.82%
Since Inception*	11.50%

Advisor Class Shares†
1 Year	12.40%
Since Inception*	12.51%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	8.26%	3.63%
5 Years	7.65%	6.72%
10 Years	4.72%	4.26%

Class B Shares
1 Year	7.49%	3.49%
5 Years	6.88%	6.88%
10 Years(a)	4.10%	4.10%

Class C Shares
1 Year	7.39%	6.39%
5 Years	6.88%	6.88%
10 Years	3.96%	3.96%

Advisor Class Shares†
1 Year	8.57%	8.57%
Since Inception*	7.83%	7.83%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.17%, 1.90%, 1.88% and 0.87% for Class A, Class B, Class C and Advisor Class, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	5.33%
5 Years	8.78%
10 Years	4.05%

Class B Shares
1 Year	5.22%
5 Years	8.94%
10 Years(a)	3.89%

Class C Shares
1 Year	8.20%
5 Years	8.96%
10 Years	3.75%

Advisor Class Shares†
1 Year	10.32%
Since Inception*	8.38%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
Returns

Class A Shares
1 Year	4.81%
5 Years	8.52%
10 Years	2.59%

Class B Shares
1 Year	4.89%
5 Years	8.83%
10 Years(a)	2.63%

Class C Shares
1 Year	7.87%
5 Years	8.85%
10 Years	2.52%

Advisor Class Shares†
1 Year	9.69%
Since Inception*	8.16%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)

Class A Shares
1 Year	3.59%
5 Years	7.56%
10 Years	2.80%

Class B Shares
1 Year	3.47%
5 Years	7.75%
10 Years(a)	2.80%

Class C Shares
1 Year	5.41%
5 Years	7.77%
10 Years	2.69%

Advisor Class Shares†
1 Year	6.86%
Since Inception*	7.26%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.15%	1.64%
5 Years	5.20%	4.28%
10 Years	4.85%	4.39%

Class B Shares
1 Year	5.42%	1.42%
5 Years	4.47%	4.47%
10 Years(a)	4.27%	4.27%

Class C Shares
1 Year	5.42%	4.42%
5 Years	4.47%	4.47%
10 Years	4.12%	4.12%

Advisor Class Shares†
1 Year	6.46%	6.46%
Since Inception*	5.48%	5.48%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.32%, 2.05%, 2.03% and 1.02 % for Class A, Class B and Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	2.88%
5 Years	5.12%
10 Years	4.31%

Class B Shares
1 Year	2.58%
5 Years	5.27%
10 Years(a)	4.18%

Class C Shares
1 Year	5.58%
5 Years	5.27%
10 Years	4.03%

Advisor Class Shares†
1 Year	7.65%
Since Inception*	5.86%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
Returns

Class A Shares
1 Year	2.14%
5 Years	4.79%
10 Years	2.83%

Class B Shares
1 Year	2.04%
5 Years	5.05%
10 Years(a)	2.89%

Class C Shares
1 Year	5.03%
5 Years	5.04%
10 Years	2.78%

Advisor Class Shares†
1 Year	6.79%
Since Inception*	5.61%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)

Class A Shares
1 Year	2.26%
5 Years	4.34%
10 Years	2.87%

Class B Shares
1 Year	2.02%
5 Years	4.48%
10 Years(a)	2.88%

Class C Shares
1 Year	3.97%
5 Years	4.48%
10 Years	2.76%

Advisor Class Shares†
1 Year	5.40%
Since Inception*	5.07%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2007		Ending Account Value August 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,056.33	$1,019.51	$5.86	$5.75
Class B	$1,000	$1,000	$1,051.88	$1,015.93	$9.52	$9.35
Class C	$1,000	$1,000	$1,051.85	$1,015.98	$9.46	$9.30
Advisor Class	$1,000	$1,000	$1,057.31	$1,021.02	$4.30	$4.23

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2007		Ending Account Value August 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,029.79	$1,019.81	$5.47	$5.45
Class B	$1,000	$1,000	$1,026.97	$1,016.18	$9.15	$9.10
Class C	$1,000	$1,000	$1,026.13	$1,016.23	$9.09	$9.05
Advisor Class	$1,000	$1,000	$1,032.15	$1,021.32	$3.94	$3.92

Tax-Managed Wealth Preservation Strategy

	Beginning Account Value March 1, 2007		Ending Account Value August 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,025.58	$1,019.16	$6.13	$6.11
Class B	$1,000	$1,000	$1,022.11	$1,015.63	$9.68	$9.65
Class C	$1,000	$1,000	$1,022.10	$1,015.63	$9.68	$9.65
Advisor Class	$1,000	$1,000	$1,026.20	$1,020.67	$4.60	$4.58

*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

	Annualized Expense Ratio
	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Wealth Preservation Strategy
Class A	1.13%	1.07%	1.20%
Class B	1.84%	1.79%	1.90%
Class C	1.83%	1.78%	1.90%
Advisor Class	0.83%	0.77%	0.90%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

*	All data are as of August 31, 2007. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

*	All data as of August 31, 2007. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

†	All data are as of August 31, 2007. The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

*	All data are as of August 31, 2007. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. “Other” sector weightings represents less than 0.9% weightings in the following sectors: Aerospace & Defense, Basic Industry, Capital Equipment, Capital Goods, Consumer Services, Financial Services, Multi-Industry Companies, Technology and Utilities.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

†	All data are as of August 31, 2007. The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 25.1%
Capital Markets – 7.2%
3i Group PLC	84,928	$1,811,235
Ameriprise Financial, Inc.	13,800	841,938
Bank of New York Mellon Corp.	20,754	839,084
The Blackstone Group LP(a)	89,300	2,065,509
Credit Suisse Group	71,677	4,704,030
Deutsche Bank AG	7,500	925,955
Franklin Resources, Inc.	43,100	5,679,287
The Goldman Sachs Group, Inc.	14,850	2,613,748
Janus Capital Group, Inc.	23,800	632,842
Legg Mason, Inc.	48,500	4,210,770
Man Group PLC	274,104	2,739,431
Merrill Lynch & Co., Inc.	76,200	5,615,940
Morgan Stanley	39,400	2,457,378
UBS AG (Swiss Virt-X)	42,957	2,249,226
Waddell & Reed Financial, Inc.-Class A	13,400	332,856

		37,719,229

Commercial Banks – 4.9%
Anglo Irish Bank Corp. PLC (Dublin)	97,037	1,811,217
Bank Hapoalim BM	36,000	171,570
Barclays PLC	127,800	1,584,160
BNP Paribas SA	16,000	1,679,585
China Construction Bank Corp.-Class H	561,000	472,394
Comerica, Inc.	15,600	870,168
Credit Agricole SA	39,185	1,471,898
Fifth Third Bancorp	27,100	967,199
Fortis	3,500	128,284
Hana Financial Group, Inc.	5,900	279,019
HBOS PLC	98,920	1,758,384
Keycorp	12,900	429,570
Kookmin Bank	5,700	462,380
Mitsubishi UFJ Financial Group, Inc.	157	1,505,051
National City Corp.	35,800	963,378
Royal Bank of Scotland Group PLC	160,974	1,870,544
Societe Generale	8,085	1,298,259
Sumitomo Mitsui Financial Group, Inc.	179	1,411,950
SunTrust Banks, Inc.	14,000	1,102,500
U.S. Bancorp	31,500	1,019,025
UniCredito Italiano SpA	178,611	1,534,344
Wachovia Corp.	26,300	1,288,174
Wells Fargo & Co.	36,800	1,344,672

		25,423,725

Consumer Finance – 0.3%
Discover Financial Services(a)	5,300	122,642
ORIX Corp.	6,850	1,454,339

		1,576,981

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 6.1%
Bank of America Corp.	122,400	$6,203,232
CIT Group, Inc.	30,200	1,134,614
Citigroup, Inc.	113,800	5,334,944
CME Group, Inc.-Class A	11,745	6,516,126
Deutsche Boerse AG	8,472	934,819
Fortis	31,200	1,144,314
ING Groep NV	55,353	2,227,764
JPMorgan Chase & Co.	84,300	3,753,036
Moody’s Corp.	52,100	2,388,785
NYSE Euronext	33,700	2,451,675

		32,089,309

Insurance – 5.3%
ACE Ltd.	21,000	1,212,960
Allianz SE	9,000	1,928,782
Allstate Corp.	21,300	1,166,175
AMBAC Financial Group, Inc.	16,800	1,055,376
American International Group, Inc.	61,200	4,039,200
AON Corp.	19,200	831,744
Aviva PLC	76,559	1,096,731
Chubb Corp.	15,700	802,741
Everest Re Group Ltd.	10,400	1,059,552
Fidelity National Financial, Inc.-Class A	20,700	376,533
Fondiaria-Sai SpA (ordinary shares)	7,300	343,302
Fondiaria-Sai SpA (saving shares)	3,200	103,088
Genworth Financial, Inc.-Class A	37,300	1,080,954
Hartford Financial Services Group, Inc.	14,700	1,306,977
MBIA, Inc.	11,200	672,000
MetLife, Inc.	26,000	1,665,300
Muenchener Rueckversicherungs AG	10,700	1,847,954
Old Republic International Corp.	37,900	689,401
Prudential Financial, Inc.	600	53,868
QBE Insurance Group Ltd.	60,194	1,715,449
Swiss Reinsurance	13,545	1,142,819
Torchmark Corp.	7,700	474,012
The Travelers Cos, Inc.	32,900	1,662,766
UnumProvident Corp.	44,800	1,096,256

		27,423,940

Real Estate Management & Development – 0.1%
Sino Land Co.	236,609	553,283

Thrifts & Mortgage Finance – 1.2%
Countrywide Financial Corp.	12,600	250,110
Federal Home Loan Mortgage Corp.	24,100	1,484,801
Federal National Mortgage Association	38,000	2,493,180
MGIC Investment Corp.	13,600	410,176
Washington Mutual, Inc.	39,900	1,465,128

		6,103,395

		130,889,862

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 13.4%
Communications Equipment – 2.5%
ADC Telecommunications, Inc.(a)	4,928	$90,182
Cisco Systems, Inc.(a)	253,200	8,082,144
Nokia OYJ	73,047	2,406,429
Qualcomm, Inc.	67,650	2,698,559

		13,277,314

Computers & Peripherals – 4.5%
Apple, Inc.(a)	81,450	11,279,196
Compal Electronics, Inc. (GDR)(b)	104,141	591,521
Dell, Inc.(a)	10,500	296,625
EMC Corp.(a)	9,300	182,838
Fujitsu, Ltd.	123,000	840,318
Hewlett-Packard Co.	117,700	5,808,495
International Business Machines Corp.	10,200	1,190,238
Lexmark International, Inc.-Class A(a)	11,600	432,216
Network Appliance, Inc.(a)	32,000	891,520
Sun Microsystems, Inc.(a)	139,500	747,720
Toshiba Corp.	156,000	1,402,569

		23,663,256

Electronic Equipment & Instruments – 0.8%
Arrow Electronics, Inc.(a)	3,100	130,076
AU Optronics Corp.	445,659	650,082
Avnet, Inc.(a)	10,100	397,031
Flextronics International Ltd.(a)	6,400	72,896
HON HAI Precision Industry Co. Ltd.	94,600	702,054
Ingram Micro, Inc.-Class A(a)	11,800	231,752
Murata Manufacturing Co. Ltd.	7,700	539,521
Nidec Corp.	8,700	608,911
Sanmina-SCI Corp.(a)	37,000	84,730
Solectron Corp.(a)	133,200	516,816
Tech Data Corp.(a)	4,000	155,960
Tyco Electronics Ltd.(a)	6,250	217,937

		4,307,766

Internet Software & Services – 2.1%
Google, Inc.-Class A(a)	20,960	10,799,640

IT Services – 0.2%
Cap Gemini SA	7,820	504,113
Electronic Data Systems Corp.	17,400	398,286

		902,399

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	92,000	1,438,913

Semiconductors & Semiconductor Equipment – 2.3%
Broadcom Corp.-Class A(a)	109,500	3,777,750
Hynix Semiconductor, Inc.(a)	23,300	839,531

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Intel Corp.	123,300	$3,174,975
Nvidia Corp.(a)	36,500	1,867,340
Samsung Electronics Co., Ltd.	600	378,234
Siliconware Precision Industries Co.	97,893	199,731
Sumco Corp.	11,300	603,803
United Microelectronics Corp.	1,647,016	929,801

		11,771,165

Software – 0.7%
Adobe Systems, Inc.(a)	61,100	2,612,025
Microsoft Corp.	27,300	784,329

		3,396,354

		69,556,807

Industrials – 11.4%
Aerospace & Defense – 3.6%
BAE Systems PLC	88,200	825,619
Boeing Co.	76,300	7,378,210
European Aeronautic Defence & Space Co., NV	12,760	376,990
Honeywell International, Inc.	76,800	4,312,320
Lockheed Martin Corp.	3,000	297,420
Northrop Grumman Corp.	10,100	796,284
Spirit Aerosystems Holdings, Inc.-Class A(a)	77,500	2,770,625
United Technologies Corp.	27,000	2,015,010

		18,772,478

Airlines – 0.3%
Air France-KLM	14,700	608,392
Deutsche Lufthansa AG	24,600	717,503

		1,325,895

Building Products – 0.2%
American Standard Cos, Inc.	13,200	486,156
Cie de Saint-Gobain	6,851	741,945

		1,228,101

Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc.(a)	72,700	928,379
Capita Group PLC	58,164	882,425
Pitney Bowes, Inc.	20,300	906,801

		2,717,605

Construction & Engineering – 0.8%
Fluor Corp.	20,300	2,581,145
Vinci SA	25,939	1,839,127

		4,420,272

Electrical Equipment – 0.9%
ABB Ltd.	91,634	2,262,744
Emerson Electric Co.	37,100	1,826,433
Renewable Energy Corp.(a)	12,090	458,430

		4,547,607

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
General Electric Co.	184,900	$7,187,063
Siemens AG	6,985	876,343
Textron, Inc.	5,400	315,036
Tyco International Ltd.	6,250	276,000

		8,654,442

Machinery – 2.3%
Atlas Copco AB	62,498	1,043,941
Caterpillar, Inc.	14,800	1,121,396
Cummins, Inc.	9,800	1,160,516
Deere & Co.	21,900	2,979,714
Eaton Corp.	12,200	1,149,484
Komatsu Ltd.	24,900	765,014
NGK Insulators Ltd.	69,000	2,280,023
PACCAR, Inc.	12,500	1,069,375
SPX Corp.	6,700	603,335

		12,172,798

Marine – 0.4%
Mitsui OSK Lines Ltd.	91,000	1,336,760
Nippon Yusen KK	67,000	660,668

		1,997,428

Road & Rail – 0.2%
Avis Budget Group, Inc.(a)	19,500	452,595
CSX Corp.	10,600	434,600

		887,195

Trading Companies & Distributors – 0.5%
Mitsui & Co. Ltd.	129,000	2,681,548

		59,405,369

Health Care – 10.1%
Biotechnology – 2.3%
Celgene Corp.(a)	46,500	2,985,765
CSL Ltd./Australia	5,100	409,270
Genentech, Inc.(a)	52,950	3,961,189
Gilead Sciences, Inc.(a)	126,600	4,604,442

		11,960,666

Health Care Equipment & Supplies – 1.2%
Alcon, Inc.	34,050	4,605,603
Covidien Ltd.(a)	6,250	248,938
Essilor International SA	19,384	1,174,084
Nobel Biocare Holding AG	1,082	295,316

		6,323,941

Health Care Providers & Services – 1.9%
AmerisourceBergen Corp.-Class A	7,500	358,875
McKesson Corp.	6,400	366,144
Medco Health Solutions, Inc.(a)	23,100	1,973,895

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmerica Corp.(a)	625	$11,081
WellPoint, Inc.(a)	90,600	7,301,454

		10,011,449

Pharmaceuticals – 4.7%
Abbott Laboratories	80,700	4,189,137
AstraZeneca PLC	22,800	1,123,662
Eli Lilly & Co.	28,300	1,623,005
GlaxoSmithKline PLC	28,700	748,972
Johnson & Johnson	27,000	1,668,330
Merck & Co., Inc.	72,600	3,642,342
Merck KGaA	8,799	1,128,363
Pfizer, Inc.	208,100	5,169,204
Roche Holding AG	12,019	2,093,649
Sanofi-Aventis	16,338	1,338,122
Teva Pharmaceutical Industries, Ltd. (ADR)	32,500	1,397,500

		24,122,286

		52,418,342

Consumer Discretionary – 9.3%
Auto Components – 0.8%
Autoliv, Inc.	11,900	682,703
BorgWarner, Inc.	7,000	591,500
Compagnie Generale des Etablissements Michelin-Class B	11,100	1,393,207
Hyundai Mobis	10,410	1,119,233
Johnson Controls, Inc.	2,600	294,060
WABCO Holdings, Inc.	4,400	199,144

		4,279,847

Automobiles – 1.4%
Fiat SpA	73,747	1,966,743
General Motors Corp.	12,400	381,176
Nissan Motor Co., Ltd.	151,700	1,449,171
Porsche AG	490	875,884
Renault SA	16,100	2,162,859
Suzuki Motor Corp.	8,100	218,853

		7,054,686

Hotels Restaurants & Leisure – 1.0%
McDonald’s Corp.	47,950	2,361,537
Starwood Hotels & Resorts Worldwide, Inc.	43,900	2,683,168

		5,044,705

Household Durables – 0.7%
Black & Decker Corp.	6,700	581,225
Centex Corp.	14,300	413,413
KB Home	14,700	445,998
Newell Rubbermaid, Inc.	5,800	149,582
Pulte Homes, Inc.	28,300	470,912

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Sharp Corp.	66,000	$1,147,252
Taylor Wimpey PLC	33,861	238,010

		3,446,392

Leisure Equipment & Products – 0.0%
Mattel, Inc.	11,300	244,419

Media – 2.5%
CBS Corp.-Class B	38,200	1,203,682
Comcast Corp.-Class A(a)	7,500	195,675
Comcast Corp.-Special-Class A(a)	231,250	5,980,125
Gannett Co., Inc.	21,900	1,029,300
Idearc, Inc.	27,100	924,923
Lagardere SCA	9,600	781,454
Time Warner, Inc.	59,000	1,119,820
Tribune Co.	10,340	284,867
Viacom, Inc.-Class B(a)	20,100	793,146
The Walt Disney Co.	15,500	520,800

		12,833,792

Multiline Retail – 1.7%
Family Dollar Stores, Inc.	24,700	723,216
Kohl’s Corp.(a)	58,800	3,486,840
Macy’s, Inc.	38,600	1,224,392
Nordstrom, Inc.	16,500	793,650
Target Corp.	42,800	2,821,804

		9,049,902

Specialty Retail – 1.0%
Esprit Holdings Ltd.	81,500	1,183,910
The Gap, Inc.	48,500	909,860
Home Depot, Inc.	23,300	892,623
Inditex SA	18,722	1,099,143
Lowe’s Cos, Inc.	30,900	959,754
Ltd. Brands, Inc.	5,900	136,644
Office Depot, Inc.(a)	11,600	283,620

		5,465,554

Textiles Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	15,000	287,850
VF Corp.	11,200	894,320

		1,182,170

		48,601,467

Energy – 8.9%
Energy Equipment & Services – 2.3%
Baker Hughes, Inc.	54,900	4,603,914
ENSCO International, Inc.	4,500	243,990
Halliburton Co.	25,700	888,963
Schlumberger, Ltd.	50,300	4,853,950
Technip SA	14,892	1,187,782

		11,778,599

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 6.6%
Chevron Corp.	63,000	$5,528,880
China Petroleum & Chemical Corp.-Class H	813,000	895,429
China Shenhua Energy Co., Ltd.-Class H	258,500	1,123,420
ConocoPhillips	45,200	3,701,428
ENI SpA	71,694	2,476,428
Exxon Mobil Corp.	111,000	9,516,030
Marathon Oil Corp.	29,200	1,573,588
Occidental Petroleum Corp.	3,600	204,084
Petroleo Brasileiro SA (NY) (ADR)	29,400	1,564,962
Petroplus Holdings AG(a)	3,836	335,119
Repsol YPF SA	23,100	832,394
Royal Dutch Shell PLC (London)-Class A	60,500	2,343,439
Total SA	60,470	4,534,869

		34,630,070

		46,408,669

Materials – 6.9%
Chemicals – 3.3%
Air Products & Chemicals, Inc.	32,200	2,898,322
Ashland, Inc.	11,600	693,564
BASF AG	14,200	1,877,409
Bayer AG	26,678	2,104,170
Dow Chemical Co.	33,300	1,419,579
E.I. Du Pont de Nemours & Co.	34,700	1,691,625
International Flavors & Fragrances, Inc.	9,000	452,070
Lubrizol Corp.	6,600	419,628
Mitsubishi Chemical Holdings Corp.	83,000	775,589
Mitsui Chemicals, Inc.	60,000	543,117
Monsanto Co.	59,900	4,177,426
PPG Industries, Inc.	2,600	190,710

		17,243,209

Construction Materials – 0.3%
Buzzi Unicem SpA	11,700	336,625
CRH PLC	24,012	1,033,339
Italcementi SpA	9,700	240,530

		1,610,494

Containers & Packaging – 0.4%
Crown Holdings, Inc.(a)	11,400	273,828
Owens-Illinois, Inc.(a)	10,100	406,222
Smurfit-Stone Container Corp.(a)	32,600	344,256
Sonoco Products Co.	9,500	342,190
Temple-Inland, Inc.	14,400	793,152

		2,159,648

Metals & Mining – 2.7%
Anglo American PLC	11,534	662,170
Antofagasta PLC	42,200	607,256

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Arcelor Mittal (Euronext Amsterdam)	12,200	$803,739
BHP Billiton PLC	13,840	405,854
Cia Vale do Rio Doce (ADR)	33,100	1,632,823
JFE Holdings, Inc.	28,800	1,875,242
Kazakhmys PLC	18,200	467,755
Mittal Steel Co. NV (Euronext Paris)	10,287	674,687
MMC Norilsk Nickel (ADR)	2,532	564,636
Posco	1,600	979,171
Rio Tinto PLC	28,453	1,965,376
Xstrata PLC	58,039	3,414,770

		14,053,479

Paper & Forest Products – 0.2%
Stora Enso Oyj-Class R	44,100	794,521

		35,861,351

Consumer Staples – 5.5%
Beverages – 1.0%
Cia de Bebidas das Americas (ADR)	6,900	482,793
The Coca-Cola Co.	12,400	666,872
Coca-Cola Enterprises, Inc.	24,200	576,444
Molson Coors Brewing Co.-Class B	9,400	840,924
PepsiCo, Inc.	37,800	2,571,534

		5,138,567

Food & Staples Retailing – 0.6%
Koninklijke Ahold NV(a)	74,960	1,004,585
The Kroger Co.	15,300	406,674
Safeway, Inc.	28,000	888,440
Tesco PLC	63,338	544,526
Wal-Mart Stores, Inc.	7,500	327,225

		3,171,450

Food Products – 1.3%
ConAgra Foods, Inc.	12,300	316,233
General Mills, Inc.	10,600	592,328
Kellogg Co.	13,500	741,555
Kraft Foods, Inc.-Class A	25,000	801,500
Nestle SA	6,197	2,700,902
Sara Lee Corp.	60,400	1,003,848
WM Wrigley Jr Co.	15,200	885,400

		7,041,766

Household Products – 1.9%
Colgate-Palmolive Co.	26,800	1,777,376
Kimberly-Clark Corp.	5,100	350,319
Procter & Gamble Co.	101,650	6,638,761
Reckitt Benckiser PLC	20,447	1,114,944

		9,881,400

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.2%
L’Oreal SA	7,888	$920,340

Tobacco – 0.5%
Altria Group, Inc.	36,500	2,533,465
UST, Inc.	4,200	206,976

		2,740,441

		28,893,964

Telecommunication Services – 3.8%
Diversified Telecommunication Services – 2.3%
AT&T, Inc.	117,400	4,680,738
China Netcom Group Corp. Ltd.	283,000	684,179
Embarq Corp.	4,500	280,890
Nippon Telegraph & Telephone Corp.	143	658,324
Telefonica SA	56,647	1,408,681
Telekomunikasi Indonesia Tbk PT	645,500	754,574
Verizon Communications, Inc.	88,800	3,718,944

		12,186,330

Wireless Telecommunication Services – 1.5%
America Movil SAB de CV Series L (ADR)	61,450	3,715,267
American Tower Corp.-Class A(a)	4,000	158,480
Sprint Nextel Corp.	115,100	2,177,692
Vodafone Group PLC	493,400	1,594,499

		7,645,938

		19,832,268

Utilities – 2.4%
Electric Utilities – 1.3%
Allegheny Energy, Inc.(a)	14,300	738,023
American Electric Power Co., Inc.	27,800	1,236,544
E.ON AG	14,000	2,347,196
Entergy Corp.	7,300	756,426
Pinnacle West Capital Corp.	19,200	764,928
The Tokyo Electric Power Co.	29,700	778,952

		6,622,069

Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	11,600	962,104
International Power PLC	99,458	812,899
TXU Corp.	11,700	788,580

		2,563,583

Multi-Utilities – 0.6%
Ameren Corp.	23,200	1,178,096
Dominion Resources, Inc./VA	9,700	826,246
RWE AG	8,970	1,008,455
Wisconsin Energy Corp.	10,800	478,548

		3,491,345

		12,676,997

Total Common Stocks (cost $442,038,350)		504,545,096

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE - PREFERRED STOCKS – 0.1%
Information Technology – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
Samsung Electronics Co., Ltd. (cost $382,594)	800	$375,495

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio(c) (cost $14,775,623)	14,775,623	14,775,623

Total Investments – 99.7% (cost $457,196,567)		519,696,214
Other assets less liabilities – 0.3%		1,577,413

Net Assets – 100.0%		$521,273,627

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	8	September 2007	$471,829	$468,178	$(3,651)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the market value of this security amounted to $591,521 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 52.0%
Alabama – 2.9%
Alabama Pub Sch & College Auth FGIC 5.00%, 12/01/21	$1,700	$1,755,012
County of Jefferson AL FGIC 5.00%, 2/01/38	2,710	2,864,145
5.125%, 2/01/42	1,650	1,753,026
5.25%, 2/01/24	3,200	3,417,568
Jefferson Cnty Swr Rev (Capital Improvement Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	1,100	1,160,038

		10,949,789

Arizona – 0.5%
Arizona Hlth Facs Auth (Phoenix Children’s Hospital) 4.95%, 2/01/42(a)	785	783,508
Gilbert Wtr Res Muni Ppty Corp (Wastewater Sys & Util Rev) Series 04 4.90%, 4/01/19	710	711,775
Pima Cnty IDA 5.45%, 12/01/17	450	435,933
Pima Cnty IDA (Horizon Comnty Learning Center) 4.45%, 6/01/14	80	76,708

		2,007,924

Arkansas – 0.4%
City of Springdale AR MBIA 4.00%, 7/01/16	1,405	1,403,623

California – 1.3%
California Econ Rec Bds Series A 5.25%, 1/01/10-7/01/12	3,765	3,930,198
California State 5.00%, 6/01/10	550	568,573
California State GO (Various Purposes) 5.00%, 3/01/14	25	26,519
California Statewide CDA Rev (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	280	278,471
Upland Comnty Redev Agy Tax Alloc Notes (Magnolia Redev Proj) 3.90%, 11/01/09	235	236,260

		5,040,021

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Colorado – 0.5%
Mesa Cnty Valley Sch Dist No 51 Grand Junction MBIA 5.00%, 12/01/23	$1,000	$1,034,280
PV Wtr & San Met Dist Cap Appreciation Series 06 Zero Coupon, 12/15/17	920	496,441
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	260	263,523

		1,794,244

Connecticut – 0.5%
Connecticut State Dev Auth AMBAC 3.35%, 5/01/31(b)	1,730	1,721,142

Florida – 5.6%
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16	275	263,714
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	100	92,414
Citizens Property Insurance Corp. MBIA 5.00%, 3/01/15-3/01/16	4,000	4,236,870
County of Orange FL AMBAC 5.50%, 10/01/32	7,000	7,528,360
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	1,100	1,159,543
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	100	99,360
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	70	69,731
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	99,009
Heritage Plantation CDD 5.10%, 11/01/13	110	106,273
Lake Ashton II CDD (Capital Impt Rev) Series B 4.875%, 11/01/10	100	98,261
Live Oak CDD No. 001, Spl Assmt ETM Series B 5.30%, 5/01/08	45	44,949

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	$55	$54,618
Meadow Woods CDD Series 4B 5.25%, 5/01/11	65	64,358
Midtown Miami CDD Series 04A 6.00%, 5/01/24	280	280,885
Monterra CDD (Spl Assmt) Series 3 5.125%, 11/01/14	170	163,729
Series B 5.00%, 11/01/10	340	335,305
Overoaks CDD (Capital Impt Rev) Series 4B 5.125%, 5/01/09	160	159,176
Palm Beach Cnty Sch Board FGIC 5.00%, 8/01/13	1,030	1,089,215
Parkway Center CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	200	198,290
Paseo CDD 5.00%, 2/01/11	500	493,250
Paseo CDD (Capital Impt Rev) Series B 4.875%, 5/01/10	520	512,283
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	285	273,303
Rolling Hills CDD 5.125%, 11/01/13	435	416,578
Seacoast Utility Auth FGIC 5.25%, 3/01/10	1,210	1,253,330
Shingle Creek CDD 5.75%, 5/01/15	415	413,444
South Bay CDD Series 5B-2 5.375%, 5/01/13	100	98,109
Tern Bay CDD (Capital Impt Rev) Series B 5.00%, 5/01/15	435	413,441

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Verano Ctr CDD (Infrastructure Proj) Series B 5.00%, 11/01/13	$770	$739,970
Villages of Westport CDD Series 05A 5.125%, 5/01/15	225	215,566

		20,973,334

Guam – 0.1%
Guam Govt Wtrwrks Auth Cops (Prerefunded) 5.18%, 7/01/15	291	298,508
Guam Govt Wtrwrks Auth Wtr & Wastewtr Sys Rev Series 05 5.00%, 7/01/13	225	226,327

		524,835

Hawaii – 1.6%
Hawaii State AMBAC 5.00%, 7/01/13(c)	5,540	5,884,034

Illinois – 4.0%
City of Chicago IL FGIC 5.00%, 1/01/09	1,135	1,153,512
Hodgkins IL 5.00%, 1/01/11	1,000	1,020,460
Illinois State 5.00%, 3/01/14	3,400	3,616,580
Pingree Grove Village II (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	100	99,920
State of Illinois 5.00%, 1/01/10(c)	4,615	4,742,927
5.00%, 9/01/13-4/01/15	4,045	4,305,770

		14,939,169

Indiana – 0.3%
Elkhart County IN MBIA 5.25%, 12/01/21	1,215	1,316,550

Kansas – 0.2%
Wyandotte Cnty-Kansas City Unified Govt Spl Oblg (Sales Tax) Series B 4.75%, 12/01/16	610	600,087

Kentucky – 0.3%
Kentucky State Prop & Bldgs Commn FSA 5.375%, 2/01/08	1,265	1,273,425

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Maryland – 0.2%
Tax Exempt Muni Infrastructure Series 04A 3.80%, 5/01/08(d)	$615	$612,534

Massachusetts – 1.6%
Massachusetts GO (Consolidated Loan) Series B 5.00%, 8/01/12	3,150	3,320,510
Massachusetts State (Consolidated Loan) Series B 5.70%, 6/01/19	800	842,112
Route 3 North Transit Impr Association MBIA 5.375%, 6/15/33	1,925	2,011,336

		6,173,958

Michigan – 2.8%
Michigan Municipal Bond Auth 5.50%, 10/01/13	6,085	6,641,047
Michigan State (Trunk Line Fund) FSA Series 05B 5.00%, 9/01/11-9/01/12	3,510	3,702,423

		10,343,470

Minnesota – 0.1%
St. Paul Minnesota Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.15%, 11/15/20	310	302,157

Missouri – 1.1%
St. Louis Airport Revenue (Airport Dev Program) MBIA Series A 5.625%, 7/01/19	4,000	4,268,920

Nevada – 1.5%
Clark Cnty Impr Dist 4.05%, 8/01/10	670	652,955
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(b)	335	329,543
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	35	33,932
Las Vegas Spl Impt Dist No. 607 Local Impt Bonds 5.35%, 6/01/12	245	245,894

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Nevada GO 5.00%, 2/01/12	$4,100	$4,301,105

		5,563,429

New Jersey – 3.0%
New Jersey Eco Dev Auth MBIA Series 1A 5.00%, 7/01/11	1,645	1,721,673
New Jersey Eco Dev Auth Rev (Cigarette Tax) FSA Series 4 5.00%, 6/15/10	830	857,523
New Jersey State Transp Trust Fund Auth (Transp Sys) FSA Series C 5.50%, 12/15/11-6/15/21	2,465	2,665,964
New Jersey Transp Trust Fund Auth FGIC 5.00%, 6/15/12	3,775	3,984,512
Series A 5.50%, 12/15/13	1,775	1,942,010

		11,171,682

New York – 3.4%
New York City 5.00%, 8/01/08	565	571,616
Series H 5.00%, 8/01/11	1,645	1,718,400
New York City GO Series 4G 5.00%, 8/01/12	1,315	1,383,774
New York State Dorm Auth Rev 5.00%, 7/01/11	425	427,457
New York State Thruway Auth Series 63A 5.00%, 3/15/09	850	866,507
New York State Thruway Auth, Hwy & Bridge Trust Fund FSA Series 5B 5.00%, 4/01/14	6,505	6,951,113
Tobacco Settlement Fin Auth 5.25%, 6/01/13	815	823,240

		12,742,107

North Carolina – 0.8%
Mecklenburg County NC 5.00%, 2/01/14	2,575	2,755,173
North Carolina Municipal Pwr Agy No 1 Catawba ACA-CBI 5.50%, 1/01/10	385	395,426

		3,150,599

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Ohio – 1.1%
American Municipal Pwr Ohio Inc. 5.00%, 2/01/12	$1,000	$1,027,380
Cleveland Municipal Sch Dist FSA 5.25%, 12/01/19	1,000	1,063,420
Ohio State (Highway Capital Improvements) Series 02G 5.00%, 5/01/11	1,740	1,816,595
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Series A 7.00%, 8/01/21	285	292,561

		4,199,956

Oregon – 0.4%
Oregon State Dept of Transp AMBAC 5.00%, 6/01/09	1,515	1,548,042

Pennsylvania – 3.7%
Allegheny Cnty Hosp Dev Auth Rev (Hlth Sys-West Penn) Series A 5.00%, 11/15/13	925	921,522
Allegheny Cnty Redev Auth Rev (Pittsburgh Mills Proj) 5.10%, 7/01/14	280	279,457
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(b)	280	278,060
City of Philadelphia PA XLCA 5.00%, 2/15/11	2,000	2,078,060
Comwlth of Pennsylvania MBIA 5.00%, 1/01/13	1,420	1,504,845
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comm) 6.00%, 2/01/21	265	271,498
Pennsylvania GO MBIA Series 03 5.00%, 7/01/11	4,310	4,515,630
Pennsylvania State FGIC 5.00%, 7/01/13	3,690	3,927,082
Philadelphia Auth for IDR (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	300	293,238

		14,069,392

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.0%
Government Dev Bank for Puerto Rico 5.00%, 12/01/07	$2,510	$2,514,669
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(b)	1,075	1,137,350

		3,652,019

South Carolina – 1.9%
South Carolina Pub Ser Auth MBIA Series B 5.00%, 1/01/11	3,515	3,653,104
South Carolina State Pub Service Auth FSA 5.00%, 1/01/14	2,450	2,600,994
Western Carolina Regional Swr Auth FSA 5.00%, 3/01/12	1,000	1,050,350

		7,304,448

Texas – 7.0%
Arlington Independent Sch Dist PSF-GTD 5.00%, 2/15/14	1,000	1,059,790
Austin Independent Sch Dist 5.00%, 8/01/14	1,000	1,063,510
City of Austin FSA 5.00%, 11/15/13	6,915	7,353,065
City of Dallas TX 5.00%, 2/15/12	3,350	3,517,098
5.125%, 2/15/12	1,020	1,076,049
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	230	230,883
Red River Ed Fin Rev (Parish Day School Proj.) Series 1A 3.10%, 12/01/31(b)	1,400	1,397,592
San Antonio Elec & Gas Series 01 5.25%, 2/01/09	1,600	1,632,944
State of Texas 5.00%, 10/01/12-10/01/13	6,655	7,038,994
Texas Pub Fin Auth AMBAC 5.00%, 2/01/16	1,640	1,731,971

		26,101,896

Washington – 2.3%
Seattle Mun Light & Pwr Rev FSA Series 01 5.50%, 3/01/09	1,000	1,025,690

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Balanced Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

State of Washington FSA 5.00%, 1/01/12	$2,000	$2,099,600
Washington Pub Pwr Supp Sys 5.75%, 7/01/09	1,100	1,136,960
Washington Pub Pwr Supply Sys MBIA 5.25%, 7/01/13	1,750	1,878,485
Washington State AMBAC 5.00%, 1/01/14	1,760	1,870,493
Washington State Hlth Care Facs A RADIAN 5.75%, 7/01/38(b)	475	475,000

		8,486,228

Wisconsin – 1.9%
Wisconsin State AMBAC 5.00%, 5/01/13-5/01/16	3,000	3,202,480
5.25%, 7/01/14	3,500	3,780,455

		6,982,935

Total Municipal Obligations (cost $195,698,289)		195,101,949

	Shares
COMMON STOCKS – 45.9%
Financials – 11.8%
Banking - Regional – 0.1%
Wells Fargo & Co.	13,400	489,636

Capital Markets – 3.3%
3i Group PLC	30,682	654,346
The Blackstone Group LP(e)	30,400	703,152
Credit Suisse Group	25,336	1,662,755
Deutsche Bank AG	2,400	296,306
Franklin Resources, Inc.	15,100	1,989,727
The Goldman Sachs Group, Inc.	5,350	941,653
Legg Mason, Inc.	16,750	1,454,235
Man Group PLC	96,635	965,783
Merrill Lynch & Co., Inc.	26,200	1,930,940
Morgan Stanley	12,300	767,151
UBS AG (Swiss Virt-X)	15,374	804,982
Waddell & Reed Financial, Inc.-Class A	4,700	116,748

		12,287,778

Commercial Banks – 2.1%
Anglo Irish Bank Corp. PLC (Dublin)	32,963	615,262
Bank Hapoalim BM	52,400	249,730
Barclays PLC	40,200	498,304
BNP Paribas SA	6,200	650,839
China Construction Bank Corp.-Class H	218,000	183,568
Comerica, Inc.	6,400	356,992
Credit Agricole SA	11,940	448,500

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Fifth Third Bancorp	12,100	$431,849
HBOS PLC	25,570	454,528
Keycorp	2,600	86,580
Kookmin Bank	4,500	365,036
Mitsubishi UFJ Financial Group, Inc.	17	162,967
National City Corp.	4,600	123,786
Royal Bank of Scotland Group PLC	50,356	585,145
Societe Generale	3,125	501,801
Sumitomo Mitsui Financial Group, Inc.	72	567,935
SunTrust Banks, Inc.	1,600	126,000
U.S. Bancorp	9,400	304,090
UniCredito Italiano SpA	61,996	532,572
Wachovia Corp.	8,400	411,432

		7,656,916

Consumer Electronics – 0.1%
ORIX Corp.	2,490	528,657

Diversified Financial Services – 2.8%
Bank of America Corp.	45,100	2,285,668
Citigroup, Inc.	46,000	2,156,480
CME Group, Inc.-Class A	4,170	2,313,516
Deutsche Boerse AG	2,959	326,503
Fortis (Euronext Amsterdam)	3,400	124,619
Fortis (Euronext Brussels)	5,700	209,057
JPMorgan Chase & Co.	35,500	1,580,460
Moody’s Corp.	15,700	719,845
NYSE Euronext	11,300	822,075

		10,538,223

Insurance – 2.6%
ACE Ltd.	7,500	433,200
Allianz SE	3,100	664,358
Allstate Corp.	4,300	235,425
American International Group, Inc.	21,300	1,405,800
Aviva PLC	29,229	418,715
Chubb Corp.	7,200	368,136
Fidelity National Financial, Inc.-Class A	5,600	101,864
Fondiaria-Sai SpA (ordinary shares)	4,300	202,219
Fondiaria-Sai SpA (saving shares)	1,900	61,208
Friends Provident PLC	24,975	90,349
Genworth Financial, Inc.-Class A	12,100	350,658
Hartford Financial Services Group, Inc.	5,600	497,896
ING Groep NV	20,456	823,282
MBIA, Inc.	5,900	354,000
MetLife, Inc.	8,300	531,615
Muenchener Rueckversicherungs AG	4,100	708,095
Old Republic International Corp.	14,700	267,393
QBE Insurance Group Ltd.	23,543	670,944

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Swiss Reinsurance	4,767	$402,202
Torchmark Corp.	4,900	301,644
The Travelers Cos, Inc.	11,033	557,608
UnumProvident Corp.	14,900	364,603

		9,811,214

Miscellaneous – 0.1%
AMBAC Financial Group, Inc.	4,400	276,408

Mortgage Banking – 0.1%
CIT Group, Inc.	6,000	225,420

Real Estate Management & Development – 0.0%
Sino Land Co.	49,550	115,867

Thrifts & Mortgage Finance – 0.6%
Federal Home Loan Mortgage Corp.	9,100	560,651
Federal National Mortgage Association	13,600	892,296
MGIC Investment Corp.	5,400	162,864
Washington Mutual, Inc.	14,600	536,112

		2,151,923

		44,082,042

Information Technology – 6.4%
Communications Equipment – 1.2%
Cisco Systems, Inc.(e)	88,800	2,834,496
Nokia OYJ	25,869	852,217
Qualcomm, Inc.	23,700	945,393

		4,632,106

Computers & Peripherals – 2.1%
Apple, Inc.(e)	27,650	3,828,972
Compal Electronics, Inc. (GDR)(d)	43,648	247,922
Hewlett-Packard Co.	41,400	2,043,090
International Business Machines Corp.	3,900	455,091
Lexmark International, Inc.-Class A(e)	3,800	141,588
Network Appliance, Inc.(e)	18,500	515,410
Sun Microsystems, Inc.(e)	38,500	206,360
Toshiba Corp.	55,000	494,495

		7,932,928

Electronic Equipment & Instruments – 0.4%
Arrow Electronics, Inc.(e)	6,500	272,740
AU Optronics Corp.	161,145	235,062
HON HAI Precision Industry Co. Ltd.	14,400	106,867
Murata Manufacturing Co. Ltd.	2,700	189,183
Nidec Corp.	3,000	209,969
Sanmina-SCI Corp.(e)	47,600	109,004
Solectron Corp.(e)	45,400	176,152
Tech Data Corp.(e)	3,000	116,970
Tyco Electronics Ltd.(e)	2,250	78,457

		1,494,404

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 1.0%
Google, Inc. - Class A(e)	7,150	$3,684,038

IT Services – 0.1%
Cap Gemini SA	2,874	185,271
Electronic Data Systems Corp.	9,400	215,166

		400,437

Office Electronics – 0.1%
Konica Minolta Holdings, Inc.	32,000	500,491

Semiconductors & Semiconductor Equipment – 1.1%
Broadcom Corp.-Class A(e)	38,400	1,324,800
Hynix Semiconductor, Inc.(e)	8,900	320,679
Intel Corp.	42,100	1,084,075
Nvidia Corp.(e)	12,800	654,848
Samsung Electronics Co., Ltd.	360	226,940
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1	10
United Microelectronics Corp.	683,682	385,964

		3,997,316

Software – 0.4%
Adobe Systems, Inc.(e)	21,000	897,750
Microsoft Corp.	13,500	387,855

		1,285,605

		23,927,325

Industrials – 5.4%
Aerospace & Defense – 1.8%
BAE Systems PLC	39,400	368,814
Boeing Co.	28,400	2,746,280
Honeywell International, Inc.	24,800	1,392,520
Lockheed Martin Corp.	1,800	178,452
Northrop Grumman Corp.	5,500	433,620
Spirit Aerosystems Holdings, Inc. - Class A(e)	26,800	958,100
United Technologies Corp.	9,400	701,522

		6,779,308

Airlines – 0.2%
Air France-KLM	8,000	331,098
Deutsche Lufthansa AG	12,100	352,918

		684,016

Building Products – 0.1%
American Standard Cos, Inc.	4,300	158,369
Cie de Saint-Gobain	2,389	258,722

		417,091

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Capita Group PLC	20,000	$303,426
Pitney Bowes, Inc.	7,000	312,690

		616,116

Construction & Engineering – 0.4%
Fluor Corp.	6,700	851,905
Vinci SA	9,996	708,737

		1,560,642

Electrical Equipment – 0.4%
ABB Ltd.	33,276	821,694
Emerson Electric Co.	12,800	630,144
Renewable Energy Corp.(e)	4,309	163,389

		1,615,227

Industrial Conglomerates – 0.8%
General Electric Co.	65,700	2,553,759
Siemens AG	1,550	194,464
Textron, Inc.	1,800	105,012
Tyco International Ltd.	2,250	99,360

		2,952,595

Machinery – 1.0%
Atlas Copco AB	17,118	285,932
Caterpillar, Inc.	3,100	234,887
Deere & Co.	6,600	897,996
Eaton Corp.	4,000	376,880
Komatsu Ltd.	8,600	264,221
NGK Insulators Ltd.	28,000	925,227
PACCAR, Inc.	3,500	299,425
SPX Corp.	4,200	378,210

		3,662,778

Marine – 0.2%
Mitsui OSK Lines Ltd.	34,000	499,449
Nippon Yusen KK	30,000	295,821

		795,270

Road & Rail – 0.1%
Avis Budget Group, Inc.(e)	6,800	157,828
CSX Corp.	2,600	106,600

		264,428

Trading Companies & Distributors – 0.2%
Mitsui & Co. Ltd.	45,000	935,424

		20,282,895

Health Care – 4.8%
Biotechnology – 1.0%
Celgene Corp.(e)	16,000	1,027,360
Genentech, Inc.(e)	18,050	1,350,320
Gilead Sciences, Inc.(e)	43,400	1,578,458

		3,956,138

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.6%
Alcon, Inc.	11,200	$1,514,912
Covidien Ltd.(e)	2,250	89,617
Essilor International SA	6,814	412,722
Nobel Biocare Holding AG	379	103,443

		2,120,694

Health Care Providers & Services – 1.0%
AmerisourceBergen Corp. - Class A	4,900	234,465
Medco Health Solutions, Inc.(e)	8,600	734,870
Pharmerica Corp.(e)	408	7,234
WellPoint, Inc.(e)	33,500	2,699,765

		3,676,334

Pharmaceuticals – 2.2%
Abbott Laboratories	28,300	1,469,053
AstraZeneca PLC	6,100	300,629
Eli Lilly & Co.	7,700	441,595
GlaxoSmithKline PLC	6,300	164,409
Johnson & Johnson	9,600	593,184
Merck & Co., Inc.	25,700	1,289,369
Merck KGaA	3,150	403,949
Pfizer, Inc.	74,900	1,860,516
Roche Holding AG	4,815	838,748
Sanofi-Aventis	4,661	381,747
Schering-Plough Corp.	1,200	36,024
Teva Pharmaceutical Industries, Ltd. (ADR)	11,300	485,900

		8,265,123

		18,018,289

Consumer Discretionary – 4.2%
Auto Components – 0.3%
Autoliv, Inc.	4,900	281,113
BorgWarner, Inc.	3,300	278,850
Hyundai Mobis	3,100	333,297
WABCO Holdings, Inc.	1,433	64,858

		958,118

Automobiles – 0.7%
Fiat SpA	25,495	679,921
General Motors Corp.	4,500	138,330
Nissan Motor Co., Ltd.	53,200	508,213
Porsche AG	172	307,453
Renault SA	6,500	873,204
Suzuki Motor Corp.	2,900	78,355

		2,585,476

Hotels Restaurants & Leisure – 0.5%
McDonald’s Corp.	20,850	1,026,862
Starwood Hotels & Resorts Worldwide, Inc.	15,400	941,248

		1,968,110

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.3%
Centex Corp.	3,300	$95,403
KB Home	5,800	175,972
Pulte Homes, Inc.	10,000	166,400
Sharp Corp.	21,000	365,035
Taylor Wimpey PLC	44,240	310,964

		1,113,774

Leisure Equipment & Products – 0.1%
Mattel, Inc.	9,600	207,648

Media – 1.2%
CBS Corp. - Class B	15,150	477,376
Comcast Corp. - Special - Class A(e)	92,900	2,402,394
Gannett Co., Inc.	8,400	394,800
Idearc, Inc.	9,800	334,474
Interpublic Group of Cos., Inc.(e)	15,900	174,105
Time Warner, Inc.	12,700	241,046
Tribune Co.	5,032	138,632
Viacom, Inc. - Class B(e)	7,000	276,220

		4,439,047

Multiline Retail – 0.6%
Family Dollar Stores, Inc.	8,400	245,952
Kohl’s Corp.(e)	20,300	1,203,790
Target Corp.	15,000	988,950

		2,438,692

Specialty Retail – 0.4%
Esprit Holdings Ltd.	26,500	384,952
Home Depot, Inc.	6,000	229,860
Inditex SA	6,683	392,350
Lowe’s Cos, Inc.	10,900	338,554
Office Depot, Inc.(e)	7,700	188,265

		1,533,981

Textiles Apparel & Luxury Goods – 0.1%
Jones Apparel Group, Inc.	7,500	143,925
VF Corp.	4,400	351,340

		495,265

		15,740,111

Energy – 4.0%
Energy Equipment & Services – 1.0%
Baker Hughes, Inc.	16,600	1,392,076
Halliburton Co.	8,700	300,933
Schlumberger, Ltd.	17,500	1,688,750
Technip SA	4,826	384,921

		3,766,680

Oil, Gas & Consumable Fuels – 3.0%
Chevron Corp.	23,500	2,062,360
China Petroleum & Chemical Corp. - Class H	368,000	405,311

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

China Shenhua Energy Co., Ltd. - Class H	95,500	$415,035
ConocoPhillips	10,300	843,467
ENI SpA	28,637	989,169
Exxon Mobil Corp.	40,300	3,454,919
Marathon Oil Corp.	9,800	528,122
Occidental Petroleum Corp.	1,300	73,697
Petroleo Brasileiro SA (NY) (ADR)	12,400	660,052
Petroplus Holdings AG(e)	1,400	122,306
Repsol YPF SA	6,900	248,637
Royal Dutch Shell PLC (London) - Class A	7,100	275,015
Total SA	17,522	1,314,040

		11,392,130

		15,158,810

Materials – 3.2%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	11,100	999,111
Ashland, Inc.	4,100	245,139
BASF AG	5,500	727,165
Bayer AG	9,557	753,788
Dow Chemical Co.	8,800	375,144
E.I. Du Pont de Nemours & Co.	12,300	599,625
Mitsubishi Chemical Holdings Corp.	33,500	313,039
Mitsui Chemicals, Inc.	33,000	298,714
Monsanto Co.	21,000	1,464,540

		5,776,265

Construction Materials – 0.2%
Buzzi Unicem SpA	9,300	267,574
CRH PLC	9,057	389,761

		657,335

Containers & Packaging – 0.3%
Crown Holdings, Inc.(e)	3,200	76,864
Owens-Illinois, Inc.(e)	8,400	337,848
Smurfit-Stone Container Corp.(e)	13,200	139,392
Sonoco Products Co.	6,600	237,732
Temple-Inland, Inc.	7,000	385,560

		1,177,396

Metals & Mining – 1.1%
Anglo American PLC	4,059	233,028
BHP Billiton PLC	4,796	140,642
Cia Vale do Rio Doce (ADR)	11,300	557,429
JFE Holdings, Inc.	11,700	761,817
MMC Norilsk Nickel (ADR)	826	184,198
Posco	600	367,189
Rio Tinto PLC	9,860	681,075
Xstrata PLC	21,629	1,272,559

		4,197,937

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Mining & Metals – 0.1%
Antofagasta PLC	12,400	$178,435

		11,987,368

Consumer Staples – 2.7%
Beverages – 0.4%
Cia de Bebidas das Americas (ADR)	3,600	251,892
Molson Coors Brewing Co. - Class B	4,400	393,624
PepsiCo, Inc.	11,200	761,936

		1,407,452

Food & Staples Retailing – 0.2%
Safeway, Inc.	13,000	412,490
Tesco PLC	16,609	142,790
Wal-Mart Stores, Inc.	2,600	113,438

		668,718

Food Products – 0.7%
ConAgra Foods, Inc.	13,300	341,943
General Mills, Inc.	5,800	324,104
Kellogg Co.	3,300	181,269
Kraft Foods, Inc. - Class A	9,411	301,716
Nestle SA	2,212	964,079
Sara Lee Corp.	19,700	327,414
WM Wrigley Jr Co.	5,400	314,550

		2,755,075

Household Products – 0.8%
Colgate-Palmolive Co.	9,400	623,408
Procter & Gamble Co.	31,950	2,086,655
Reckitt Benckiser PLC	7,325	399,421

		3,109,484

Personal Products – 0.1%
L’Oreal SA	2,859	333,577

Retail - Food & Drug – 0.2%
Koninklijke Ahold NV(e)	25,520	342,009
The Kroger Co.	14,500	385,410

		727,419

Tobacco – 0.3%
Altria Group, Inc.	13,600	943,976

		9,945,701

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	42,100	1,678,527
China Netcom Group Corp. Ltd.	134,000	323,958
Nippon Telegraph & Telephone Corp.	50	230,183
Telefonica SA	19,969	496,583

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Telekomunikasi Indonesia Tbk PT	224,500	$262,435
Verizon Communications, Inc.	32,500	1,361,100

		4,352,786

Wireless Telecommunication Services – 0.8%
America Movil SAB de CV Series L (ADR)	27,100	1,638,466
American Tower Corp. - Class A(e)	3,000	118,860
Sprint Nextel Corp.	29,800	563,816
Vodafone Group PLC	185,587	599,753

		2,920,895

		7,273,681

Utilities – 1.1%
Electric Utilities – 0.6%
Allegheny Energy, Inc.(e)	3,800	196,118
American Electric Power Co., Inc.	10,000	444,800
E.ON AG	4,000	670,627
Entergy Corp.	4,900	507,738
Pinnacle West Capital Corp.	6,700	266,928
The Tokyo Electric Power Co.	9,700	254,406

		2,340,617

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc.	4,600	381,524
International Power PLC	35,079	286,711
TXU Corp.	5,600	377,440

		1,045,675

Multi-Utilities – 0.2%
Dominion Resources, Inc./VA	1,800	153,324
RWE AG	4,110	462,068
Wisconsin Energy Corp.	6,000	265,860

		881,252

		4,267,544

Consumer Services – 0.1%
Entertainment & Leisure – 0.0%
The Walt Disney Co.	3,300	110,880

Retail - General Merchandise – 0.1%
Macy’s, Inc.	13,500	428,220

		539,100

Basic Industry – 0.1%
Chemicals – 0.1%
Lubrizol Corp.	4,000	254,320

Mining & Metals – 0.0%
Mittal Steel Co. NV (Euronext Paris)	2,937	192,627

		446,947

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Commodities – 0.1%
Metal - Steel – 0.1%
Arcelor Mittal (Euronext Amsterdam)	4,500	$296,461

Consumer Manufacturing – 0.1%
Auto & Related – 0.1%
Compagnie Generale des Etablissements Michelin - Class B	2,100	263,580

Total Common Stocks (cost $137,965,970)		172,229,854

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio(f) (cost $3,659,256)	3,659,256	3,659,256

	Principal Amount (000)
Municipal Obligations – 0.3%
Loudoun Cnty IDA Rev (Howard Hughes Med) Series 03A 3.94%, 2/15/38(g)	$1,000	1,000,000

Total Short-Term Investments (cost $4,659,256)		4,659,256

Total Investments – 99.2% (cost $338,323,515)		371,991,059
Other assets less liabilities – 0.8%		3,085,805

Net Assets – 100.0%		$375,076,864

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$165	6/01/12	BMA	3.628%	$1,174
Citigroup	1,700	11/10/26	3.884%	BMA	34,395
JP Morgan Chase	800	10/01/07	BMA	3.635%	(36)
JP Morgan Chase	4,700	11/10/11	BMA	3.482%	8,192
Merrill Lynch	900	7/12/08	BMA	3.815%	2,619
Merrill Lynch	970	2/12/12	BMA	3.548%	4,062

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	2	September 2007	$120,668	$117,044	$(3,624)

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(b)	Variable rate coupon, rate shown as of August 31, 2007.

(c)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $860,456 or 0.2% of net assets.

(e)	Non-income producing security.

(f)	Investment in affiliated money market mutual fund.

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:

ACA	– American Capital Access Financial Guaranty Corporation
ADR	– American Depositary Receipt
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
BMA	– Bond Market Association
CDA	– Community Development Administration
CDD	– Community Development District
ETM	– Escrow to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
IDR	– Industrial Development Revenue
MBIA	– Municipal Bond Investors Assurance
PCR	– Pollution Control Revenue
PSF-GTD	– (Texas) Permanent Schools Fund
RADIAN	– Radian Group, Inc.
SWFR	– Solid Waste Facility Revenue
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Balanced Wealth Strategy—Portfolio of Investments

WEALTH PRESERVATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 67.3%
Alabama – 4.6%
Alabama Pub Sch & College Auth FGIC 5.00%, 12/01/21	$400	$412,944
Jefferson Cnty FGIC 5.00%, 1/01/10-2/01/38	2,000	2,083,480
5.125%, 2/01/42	1,260	1,338,674
5.25%, 2/01/24	1,000	1,067,990
Jefferson Cnty Swr Rev (Capital Improvement Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	1,000	1,054,580
Jefferson Cnty Swr (Prerefunded) FGIC Series A 5.75%, 2/01/38(a)	1,325	1,374,953

		7,332,621

Arizona – 1.2%
Arizona Hlth Facs Auth (Phoenix Children’s Hospital) 4.95%, 2/01/42(b)	235	234,553
Arizona Sch Fac Board MBIA 5.25%, 9/01/15	1,500	1,608,375

		1,842,928

California – 1.5%
California State 5.00%, 6/01/10	225	232,598
Golden State Tobacco Securitization Corp. 5.375%, 6/01/28	1,815	1,895,314
Tax Exempt Muni Infrastructure Series 04A 3.80%, 5/01/08(c)	300	298,797

		2,426,709

Colorado – 0.3%
Adonea Metropolitan Dist No 2 4.375%, 12/01/15	535	522,845

Connecticut – 3.1%
Connecticut State FSA 5.00%, 8/01/09	2,160	2,213,546
Connecticut State Dev Auth AMBAC 3.35%, 5/01/31(d)	1,300	1,293,344
Connecticut State Special Tax Obligation FSA 5.375%, 10/01/10	530	555,859

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

State of Connecticut FSA 5.50%, 11/15/12	$845	$916,648

		4,979,397

Florida – 4.5%
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	1,000	1,054,130
Florida Hurricane Catastrophe Fund 5.00%, 7/01/08	2,145	2,167,265
Florida State Dept of Environmental Protection FGIC 5.75%, 7/01/09	2,100	2,175,810
JEA Elec Sys Rev XLCA Series 02-03A 5.375%, 10/01/32	700	700,854
South Miami Hlth Fac Auth 5.00%, 8/15/10	1,080	1,108,490

		7,206,549

Georgia – 1.0%
Fulton Dekalb Hospital Auth FSA 5.00%, 1/01/13	1,500	1,582,965

Hawaii – 1.2%
Hawaii State AMBAC 5.00%, 7/01/13(a)	1,800	1,911,780

Illinois – 2.8%
Chicago GO FGIC 6.00%, 1/01/28	2,100	2,249,457
Illinois State 5.00%, 3/01/14	1,000	1,063,700
Illinois State FSA 5.00%, 6/01/13	1,060	1,124,416

		4,437,573

Indiana – 2.1%
City of Indianapolis IN AMBAC 5.25%, 8/15/09	2,100	2,128,917
Indiana Fin Auth Rev 5.00%, 2/01/12	1,165	1,221,666
Indiana Transp Fin Auth FSA 5.00%, 6/01/09	25	25,566

		3,376,149

Kentucky – 0.6%
Kentucky State Prop & Bldgs Commn FSA 5.375%, 2/01/08	985	991,560

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Louisiana – 0.8%
Louisiana State FSA 5.00%, 5/01/15	$655	$698,682
New Orleans GO MBIA 5.25%, 12/01/20	450	474,255
New Orleans GO (Certificates Indebtedness) FSA Series 00 5.50%, 12/01/08	110	112,383

		1,285,320

Massachusetts – 4.4%
City of Boston 5.00%, 3/01/10	2,065	2,131,245
Comwlth of Massachusetts FGIC 5.00%, 1/01/09	2,190	2,226,288
Series A 5.50%, 2/01/10	500	520,750
Massachusetts Dev Fin Agy MBIA 5.50%, 1/01/11	1,000	1,053,810
Massachusetts GO (Consolidated Loan) Series B 5.00%, 8/01/12	1,050	1,106,837

		7,038,930

Michigan – 3.5%
Detroit City Sch Dist (Sch Bldg & Site Improvement) FGIC Series 2A 5.00%, 5/01/32	1,500	1,592,325
Detroit MI FGIC 5.75%, 7/01/26	1,520	1,603,995
Detroit Sew Disp Rev FSA 4.191%, 7/01/32(b)	410	405,671
Michigan Municipal Bond Auth 5.50%, 10/01/13	1,800	1,964,484

		5,566,475

Minnesota – 0.3%
Minnesota Pub Facs Auth Wtr PCR Series 4D 5.00%, 3/01/11	400	417,404

Nebraska – 2.7%
Lancaster Cnty Sch Dist No 1 4.00%, 1/15/08	2,000	2,001,840
Nebraska Pub Pwr Dist FGIC 5.00%, 1/01/09	2,220	2,257,363

		4,259,203

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Nevada – 1.3%
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(d)	$170	$167,231
Nevada GO 5.00%, 2/01/12	1,800	1,888,290

		2,055,521

New Jersey – 6.5%
New Jersey Eco Dev Auth Market Transition Facs Rev, Senior Lien MBIA Series A 5.00%, 7/01/09	2,100	2,149,056
New Jersey Eco Dev Auth Rev (Cigarette Tax) FGIC Series 4 5.00%, 6/15/10-6/15/11	800	830,844
New Jersey Economic Dev Auth FSA 5.00%, 5/01/18	1,000	1,021,610
New Jersey State Transp Trust Fund Auth (Transp Sys) MBIA 5.25%, 12/15/08	625	637,338
Series A 5.25%, 12/15/12	1,100	1,179,365
Series C 5.50%, 12/15/10-6/15/21	1,975	2,119,498
New Jersey State Turnpike Auth MBIA 5.50%, 1/01/30	1,850	1,925,017
New Jersey Transp Trust Fund Auth AMBAC 5.25%, 12/15/09	500	517,085

		10,379,813

New York – 3.6%
New York City Series 4B 5.00%, 8/01/10	175	181,011
New York City GO Series 4G 5.00%, 8/01/12	685	720,825
New York Conv Center Zero Coupon, 6/01/08	1,600	1,556,672
New York State Thruway Auth Series 63A 5.00%, 3/15/09	585	596,361
New York State Thruway Auth, Hwy & Bridge Trust Fund FSA Series 5B 5.00%, 4/01/14	1,900	2,030,302

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Auth 5.25%, 6/01/13	$650	$656,572

		5,741,743

North Carolina – 0.2%
North Carolina Municipal Pwr Agy No 1 Catawba ACA-CBI 5.50%, 1/01/10	300	308,124

Ohio – 0.4%
Cleveland Municipal Sch Dist FSA 5.25%, 12/01/19	585	622,101

Oregon – 1.2%
Tri-Cnty Metropolitan Transp Dist MBIA 5.00%, 5/01/12	1,890	1,991,625

Pennsylvania – 3.7%
Allegheny Cnty IDA 4.30%, 9/01/08	70	69,699
Beaver Cnty IDA PCR (Cleveland Electric Proj) Series 98 3.75%, 10/01/30(d)	160	158,891
Comwlth of Pennsylvania 5.00%, 10/01/07	1,000	1,000,790
5.25%, 2/01/14	1,000	1,080,540
5.75%, 10/01/15	2,665	2,800,915
Pennsylvania Eco Dev Fin Auth (Amtrak Projects) Series 01A 6.00%, 11/01/07	315	315,510
Pennsylvania GO MBIA Series 03 5.00%, 7/01/11	450	471,470

		5,897,815

Puerto Rico – 2.1%
Comwlth of Puerto Rico FSA Series C 5.00%, 7/01/18-7/01/21(d)	2,495	2,520,732
Government Dev Bank for Puerto Rico 5.00%, 12/01/07	830	831,544

		3,352,276

South Carolina – 2.4%
South Carolina Pub Ser Auth MBIA Series B 5.00%, 1/01/11	1,740	1,808,365

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

South Carolina Transp Infrastructure Bank AMBAC 5.50%, 10/01/11	$1,865	$1,950,883

		3,759,248

Tennessee – 1.9%
Clarksville Natural Gas Acquisition Corp. 5.00%, 12/15/08	1,600	1,616,848
Metropolitan Govt Nashville & Davidson Cnty Series C 5.00%, 2/01/08	1,400	1,407,168

		3,024,016

Texas – 8.4%
Austin Independent Sch Dist 5.00%, 8/01/14	890	946,524
Carrollton-Farmers Branch Independent Sch Dist PSF-GTD 5.00%, 2/15/09	1,325	1,348,982
City of Austin FSA 5.00%, 11/15/10-11/15/13	4,050	4,256,808
City of Houston TX AMBAC 5.00%, 12/15/08	2,000	2,031,800
City of San Antonio TX FGIC 5.50%, 5/15/16	1,540	1,702,177
Houston Independent Sch Dist PSF-GTD Series 03 5.00%, 2/15/11	1,200	1,248,804
Plano Tx Isd Go 5.00%, 2/15/11	1,850	1,925,240

		13,460,335

Washington – 0.3%
County of King WA FSA 5.25%, 1/01/10	520	537,633

Wisconsin – 0.7%
Wisconsin State MBIA 5.00%, 5/01/13	1,000	1,060,500

Total Municipal Obligations (cost $107,698,918)		107,369,158

	Shares
COMMON STOCKS – 29.5%
Financials – 7.7%
Banking - Money Center – 0.3%
JPMorgan Chase & Co.	10,100	449,652

Banking - Regional – 0.1%
Wells Fargo & Co.	5,000	182,700

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Brokerage & Money Management – 0.2%
The Goldman Sachs Group, Inc.	1,500	$264,015

Capital Markets – 1.3%
3i Group PLC	8,002	170,657
The Blackstone Group LP(e)	8,300	191,979
Credit Suisse Group	6,900	452,834
Deutsche Bank AG	500	61,730
Man Group PLC	24,216	242,018
Merrill Lynch & Co., Inc.	7,000	515,900
Morgan Stanley	3,700	230,769
UBS AG (Swiss Virt-X)	4,015	210,225
Waddell & Reed Financial, Inc.-Class A	1,700	42,228

		2,118,340

Commercial Banks – 1.3%
Anglo Irish Bank Corp. PLC (London Exchange)	9,030	168,547
Bank Hapoalim BM	15,100	71,964
Barclays PLC	9,900	122,716
BNP Paribas SA	1,650	173,207
China Construction Bank Corp.-Class H	64,000	53,892
Comerica, Inc.	1,850	103,193
Credit Agricole SA	2,970	111,561
HBOS PLC	8,400	149,317
Keycorp	1,000	33,300
Kookmin Bank	900	73,007
Mitsubishi UFJ Financial Group, Inc.	15	143,795
National City Corp.	2,400	64,584
Royal Bank of Scotland Group PLC	14,614	169,817
Societe Generale	840	134,884
Sumitomo Mitsui Financial Group, Inc.	17	134,096
SunTrust Banks, Inc.	900	70,875
U.S. Bancorp	3,200	103,520
UniCredito Italiano SpA	15,512	133,255
Wachovia Corp.	2,500	122,450

		2,137,980

Consumer Finance – 0.1%
Discover Financial Services(e)	600	13,884
ORIX Corp.	700	148,619

		162,503

Diversified Financial Services – 1.1%
Bank of America Corp.	11,900	603,092
Citigroup, Inc.	12,800	600,064
Deutsche Boerse AG	799	88,163
Fortis (Euronext Brussels)	2,700	99,027
Moody’s Corp.	4,800	220,080
NYSE Euronext	3,125	227,344

		1,837,770

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Services – 0.6%
Franklin Resources, Inc.	4,050	$533,668
Legg Mason, Inc.	4,600	399,372

		933,040

Insurance – 2.2%
ACE Ltd.	2,100	121,296
Allianz SE	800	171,447
Allstate Corp.	2,900	158,775
American International Group, Inc.	6,200	409,200
Aviva PLC	8,428	120,734
Chubb Corp.	900	46,017
Fidelity National Financial, Inc.-Class A	1,800	32,742
Fondiaria-Sai SpA (ordinary shares)	900	42,325
Genworth Financial, Inc.-Class A	3,600	104,328
Hartford Financial Services Group, Inc.	1,700	151,147
ING Groep NV	5,700	229,405
MBIA, Inc.	1,700	102,000
MetLife, Inc.	2,600	166,530
Muenchener Rueckversicherungs AG	1,100	189,977
Old Republic International Corp.	4,100	74,579
QBE Insurance Group Ltd.	5,597	159,507
Swiss Reinsurance	1,218	102,765
Torchmark Corp.	1,700	104,652
The Travelers Cos, Inc.	3,536	178,709
UnumProvident Corp.	4,200	102,774
WellPoint, Inc.(e)	8,350	672,927

		3,441,836

Miscellaneous – 0.0%
AMBAC Financial Group, Inc.	1,400	87,948

Mortgage Banking – 0.1%
CIT Group, Inc.	2,500	93,925

Thrifts & Mortgage Finance – 0.4%
Federal Home Loan Mortgage Corp.	2,200	135,542
Federal National Mortgage Association	4,075	267,361
MGIC Investment Corp.	1,600	48,256
Washington Mutual, Inc.	4,200	154,224

		605,383

		12,315,092

Energy – 2.8%
Energy Equipment & Services – 0.7%
Baker Hughes, Inc.	5,100	427,686
ENSCO International, Inc.	400	21,688
Halliburton Co.	2,400	83,016
Schlumberger, Ltd.	4,700	453,550
Technip SA	1,309	104,406

		1,090,346

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 2.1%
Chevron Corp.	6,100	$535,336
China Petroleum & Chemical Corp.-Class H	82,000	90,314
China Shenhua Energy Co., Ltd.-Class H	24,500	106,475
ConocoPhillips	4,800	393,072
ENI SpA	5,600	193,433
Exxon Mobil Corp.	10,900	934,457
Marathon Oil Corp.	3,100	167,059
Occidental Petroleum Corp.	400	22,676
Petroleo Brasileiro SA (NY) (ADR)	2,900	154,367
Petroplus Holdings AG(e)	452	39,487
Repsol YPF SA	2,100	75,672
Royal Dutch Shell PLC (London)-Class A	5,700	220,787
Total SA	5,409	405,641

		3,338,776

		4,429,122

Industrials – 2.3%
Aerospace & Defense – 0.4%
BAE Systems PLC	10,700	100,160
Honeywell International, Inc.	7,150	401,472
Lockheed Martin Corp.	375	37,178
Northrop Grumman Corp.	1,400	110,376

		649,186

Airlines – 0.1%
Deutsche Lufthansa AG	3,400	99,167

Building Products – 0.0%
Cie de Saint-Gobain	620	67,144

Commercial Services & Supplies – 0.1%
Allied Waste Industries, Inc.(e)	6,800	86,836
Capita Group PLC	5,442	82,562

		169,398

Construction & Engineering – 0.1%
Vinci SA	2,390	169,456

Electrical Equipment – 0.2%
ABB Ltd.	8,725	215,449
Renewable Energy Corp.(e)	1,359	51,531

		266,980

Industrial Conglomerates – 0.5%
General Electric Co.	18,000	699,660
Siemens AG	626	78,539
Textron, Inc.	350	20,419

		798,618

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.6%
Atlas Copco AB	6,029	$100,706
Deere & Co.	2,050	278,923
Eaton Corp.	1,500	141,330
Komatsu Ltd.	2,300	70,664
NGK Insulators Ltd.	7,000	231,307
SPX Corp.	1,600	144,080

		967,010

Marine – 0.1%
Mitsui OSK Lines Ltd.	8,000	117,517
Nippon Yusen KK	8,000	78,886

		196,403

Road & Rail – 0.0%
Avis Budget Group, Inc.(e)	1,800	41,778
CSX Corp.	700	28,700

		70,478

Trading Companies & Distributors – 0.2%
Mitsui & Co. Ltd.	12,000	249,446

		3,703,286

Consumer Discretionary – 2.1%
Auto Components – 0.2%
Autoliv, Inc.	1,900	109,003
BorgWarner, Inc.	1,500	126,750
Hyundai Mobis	710	76,336

		312,089

Automobiles – 0.5%
Fiat SpA	6,943	185,161
General Motors Corp.	1,200	36,888
Nissan Motor Co., Ltd.	12,900	123,232
Porsche AG	55	98,314
Renault SA	1,700	228,376
Suzuki Motor Corp.	2,000	54,038

		726,009

Hotels Restaurants & Leisure – 0.2%
McDonald’s Corp.	5,100	251,175

Household Durables – 0.2%
Black & Decker Corp.	1,200	104,100
Centex Corp.	900	26,019
KB Home	1,500	45,510
Newell Rubbermaid, Inc.	600	15,474
Pulte Homes, Inc.	2,800	46,592
Sharp Corp.	6,000	104,296
Taylor Wimpey PLC	8,070	56,724

		398,715

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Equipment & Products – 0.0%
Mattel, Inc.	2,200	$47,586

Media – 0.7%
CBS Corp.-Class B	4,900	154,399
Comcast Corp.-Special-Class A(e)	23,350	603,831
Gannett Co., Inc.	2,200	103,400
Idearc, Inc.	2,700	92,151
Time Warner, Inc.	7,100	134,758
Viacom, Inc.-Class B(e)	1,900	74,974

		1,163,513

Specialty Retail – 0.3%
Esprit Holdings Ltd.	7,500	108,949
The Gap, Inc.	1,300	24,388
Home Depot, Inc.	1,400	53,634
Inditex SA	1,741	102,211
Lowe’s Cos, Inc.	2,500	77,650
Office Depot, Inc.(e)	2,900	70,905

		437,737

Textiles Apparel & Luxury Goods – 0.0%
Jones Apparel Group, Inc.	1,700	32,623

		3,369,447

Technology/Electronics – 1.9%
Data Processing – 1.2%
Adobe Systems, Inc.(e)	5,750	245,812
Apple, Inc.(e)	7,650	1,059,372
Hewlett-Packard Co.	11,050	545,318
Network Appliance, Inc.(e)	3,000	83,580
Sun Microsystems, Inc.(e)	12,600	67,536

		2,001,618

Electrical & Electronics – 0.4%
Broadcom Corp.-Class A(e)	10,250	353,625
Qualcomm, Inc.	6,350	253,301

		606,926

Electronic Components & Instruments – 0.3%
Intel Corp.	11,550	297,413
Nvidia Corp.(e)	3,400	173,944

		471,357

		3,079,901

Health Care – 1.8%
Biotechnology – 0.2%
Celgene Corp.(e)	4,350	279,313
CSL Ltd./Australia	476	38,199

		317,512

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.4%
Alcon, Inc.	3,250	$439,595
Covidien Ltd.(e)	625	24,894
Essilor International SA	1,852	112,175
Nobel Biocare Holding AG	98	26,748

		603,412

Health Care Providers & Services – 0.1%
AmerisourceBergen Corp.-Class A	1,500	71,775
Pharmerica Corp.(e)	125	2,216

		73,991

Pharmaceuticals – 1.1%
AstraZeneca PLC	1,600	78,854
Eli Lilly & Co.	2,100	120,435
GlaxoSmithKline PLC	2,100	54,803
Johnson & Johnson	2,600	160,654
Merck & Co., Inc.	7,000	351,190
Merck KGaA	834	106,950
Pfizer, Inc.	20,500	509,220
Roche Holding AG	820	142,840
Sanofi-Aventis	1,574	128,914
Schering-Plough Corp.	300	9,006
Teva Pharmaceutical Industries, Ltd. (ADR)	3,000	129,000

		1,791,866

		2,786,781

Materials – 1.7%
Chemicals – 0.6%
Air Products & Chemicals, Inc.	3,050	274,530
Ashland, Inc.	1,100	65,769
BASF AG	1,300	171,876
Bayer AG	2,532	199,706
E.I. Du Pont de Nemours & Co.	3,400	165,750
Mitsubishi Chemical Holdings Corp.	13,000	121,478

		999,109

Construction Materials – 0.1%
Buzzi Unicem SpA	2,400	69,051
CRH PLC	2,100	90,372

		159,423

Containers & Packaging – 0.2%
Crown Holdings, Inc.(e)	900	21,618
Owens-Illinois, Inc.(e)	3,100	124,682
Smurfit-Stone Container Corp.(e)	5,100	53,856
Sonoco Products Co.	2,000	72,040

		272,196

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.6%
Anglo American PLC	1,037	$59,535
BHP Billiton PLC	1,295	37,976
Cia Vale do Rio Doce (ADR)	3,100	152,923
JFE Holdings, Inc.	2,700	175,804
Kazakhmys PLC	2,300	59,112
MMC Norilsk Nickel (ADR)	234	52,182
Rio Tinto PLC	2,662	183,876
Xstrata PLC	5,680	334,187

		1,055,595

Mining & Metals – 0.1%
Antofagasta PLC	3,100	44,609
Posco	200	122,396

		167,005

Paper & Forest Products – 0.1%
Stora Enso Oyj-Class R	2,900	52,247
Svenska Cellulosa AB	3,900	67,817

		120,064

		2,773,392

Consumer Staples – 1.6%
Beverages – 0.0%
Cia de Bebidas das Americas (ADR)	600	41,982
The Coca-Cola Co.	400	21,512

		63,494

Beverages & Tobacco – 0.1%
PepsiCo, Inc.	3,000	204,090

Food & Household Products – 0.2%
Colgate-Palmolive Co.	2,500	165,800
WM Wrigley Jr Co.	1,500	87,375

		253,175

Food & Staples Retailing – 0.2%
Koninklijke Ahold NV(e)	4,480	60,039
Safeway, Inc.	4,900	155,477
Tesco PLC	6,431	55,288
Wal-Mart Stores, Inc.	700	30,541

		301,345

Food Products – 0.4%
General Mills, Inc.	2,100	117,348
Kellogg Co.	1,700	93,381
Kraft Foods, Inc.-Class A	2,300	73,738
Nestle SA	565	246,250
Sara Lee Corp.	6,800	113,016

		643,733

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.4%
Procter & Gamble Co.	8,350	$545,339
Reckitt Benckiser PLC	1,883	102,677

		648,016

Personal Products – 0.0%
L’Oreal SA	740	86,340

Retail - Food & Drug – 0.1%
The Kroger Co.	5,500	146,190

Tobacco – 0.2%
Altria Group, Inc.	3,800	263,758

		2,610,141

Information Technology – 1.6%
Communication Equipment – 0.5%
ADC Telecommunications, Inc.(e)	2,985	54,626
Cisco Systems, Inc.(e)	21,750	694,260

		748,886

Communications Equipment – 0.1%
Nokia OYJ	6,818	224,609

Computers & Peripherals – 0.3%
Compal Electronics, Inc. (GDR)(c)	11,463	65,110
Fujitsu, Ltd.	11,000	75,150
International Business Machines Corp.	1,550	180,869
Toshiba Corp.	14,000	125,872

		447,001

Electronic Equipment & Instruments – 0.3%
Arrow Electronics, Inc.(e)	1,400	58,744
AU Optronics Corp.	51,474	75,085
HON HAI Precision Industry Co. Ltd.	8,600	63,823
Murata Manufacturing Co. Ltd.	700	49,047
Nidec Corp.	800	55,992
Sanmina-SCI Corp.(e)	13,900	31,831
Solectron Corp.(e)	21,700	84,196

		418,718

IT Services – 0.1%
Cap Gemini SA	739	47,639
Ceridian Corp.(e)	1,800	61,650
Electronic Data Systems Corp.	2,000	45,780

		155,069

Office Electronics – 0.1%
Konica Minolta Holdings, Inc.	8,500	132,943

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.2%
Hynix Semiconductor, Inc.(e)	2,100	$75,666
Samsung Electronics Co., Ltd.	130	81,951
Siliconware Precision Industries Co.	453	924
Sumco Corp.	1,000	53,434
United Microelectronics Corp.	117,186	66,156

		278,131

Software – 0.0%
Microsoft Corp.	2,500	71,825

		2,477,182

Telecommunication Services – 1.2%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	11,300	450,531
China Netcom Group Corp. Ltd.	35,000	84,616
Embarq Corp.	380	23,720
Nippon Telegraph & Telephone Corp.	11	50,640
Telefonica SA	5,210	129,561
Telekomunikasi Indonesia Tbk PT	57,500	67,216
Verizon Communications, Inc.	9,400	393,672

		1,199,956

Wireless Telecommunication Services – 0.5%
America Movil SAB de CV Series L (ADR)	6,200	374,852
Sprint Nextel Corp.	10,100	191,092
Vodafone Group PLC	52,425	169,419

		735,363

		1,935,319

Consumer Cyclical – 1.2%
Broadcasting & Publishing – 0.6%
Google, Inc.-Class A(e)	1,965	1,012,466

Leisure & Tourism – 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	4,100	250,592

Merchandising – 0.4%
Kohl’s Corp.(e)	5,500	326,150
Target Corp.	4,000	263,720

		589,870

		1,852,928

Medical – 0.9%
Health & Personal Care – 0.9%
Abbott Laboratories	7,550	391,920
Genentech, Inc.(e)	5,000	374,050
Gilead Sciences, Inc.(e)	11,900	432,803
Medco Health Solutions, Inc.(e)	2,300	196,535

		1,395,308

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.7%
Electric Utilities – 0.4%
Allegheny Energy, Inc.(e)	1,600	$82,576
American Electric Power Co., Inc.	2,800	124,544
E.ON AG	1,100	184,423
Entergy Corp.	1,600	165,792
The Tokyo Electric Power Co.	2,500	65,568

		622,903

Independent Power Producers & Energy Traders – 0.2%
Constellation Energy Group, Inc.	1,100	91,234
International Power PLC	9,611	78,554
TXU Corp.	1,500	101,100

		270,888

Multi-Utilities – 0.1%
Dominion Resources, Inc./VA	675	57,496
RWE AG	1,020	114,674
Wisconsin Energy Corp.	2,200	97,482

		269,652

		1,163,443

Capital Equipment – 0.5%
Aerospace & Defense – 0.1%
Spirit Aerosystems Holdings, Inc.-Class A(e)	7,300	260,975

Multi-Industry – 0.4%
Emerson Electric Co.	3,500	172,305
Fluor Corp.	1,900	241,585
United Technologies Corp.	2,550	190,306

		604,196

		865,171

Aerospace & Defense – 0.5%
Aerospace – 0.5%
Boeing Co.	7,750	749,425

Financial Services – 0.4%
Diversified Financial Services – 0.4%
CME Group, Inc.-Class A	1,090	604,732

Industrial Commodities – 0.2%
Chemicals – 0.2%
Monsanto Co.	5,600	390,544

Basic Industry – 0.1%
Chemicals – 0.0%
Lubrizol Corp.	1,400	89,012

Mining & Metals – 0.1%
Mittal Steel Co. NV (Euronext Paris)	2,105	138,059

		227,071

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Services – 0.1%
Printing & Publishing – 0.0%
Tribune Co.	1,353	$37,275

Retail - General Merchandise – 0.1%
Macy’s, Inc.	3,600	114,192

		151,467

Capital Goods – 0.1%
Machinery – 0.1%
Caterpillar, Inc.	1,350	102,290

Technology – 0.1%
Communication Services – 0.1%
American Tower Corp.-Class A(e)	1,100	43,582

Computer Hardware/Storage – 0.0%
EMC Corp.(e)	1,100	21,626

Electronic Components – 0.0%
Tyco Electronics Ltd.(e)	625	21,794

		87,002

Multi-Industry Companies – 0.0%
Multi-Industry Companies – 0.0%
Tyco International Ltd.	625	27,600

Total Common Stocks (cost $36,704,743)		47,096,644

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.3%
Municipal Obligations – 1.2%
Jacksonville Eco Dev Commission 4.00%, 10/01/15(f)	$500	500,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03C 3.94%, 7/01/37(f)	1,500	1,500,000

Total Municipal Obligations (cost $2,000,000)		2,000,000

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(g) (cost $1,705,129)	1,705,129	$1,705,129

Total Short-Term Investments (cost $3,705,129)		3,705,129

Total Investments – 99.1% (cost $148,108,790)		158,170,931
Other assets less liabilities – 0.9%		1,376,458

Net Assets – 100.0%		$159,547,389

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$95	6/01/12	BMA	3.628%	$676
Citigroup	1,000	11/10/26	3.884%	BMA	20,651
JP Morgan Chase	600	10/01/07	BMA	3.635%	(88)
JP Morgan Chase	2,800	11/10/11	BMA	3.482%	4,932
Merrill Lynch	600	7/12/08	BMA	3.815%	1,746
Merrill Lynch	110	2/12/12	BMA	3.548%	440

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	September 2007	$57,364	$58,522	$1,158

(a)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $363,907 or 0.2% of net assets.

(d)	Variable rate coupon, rate shown as of August 31, 2007.

(e)	Non-income producing security.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Investment in affiliated money market mutual fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Wealth Preservation Strategy—Portfolio of Investments

Glossary:

ACA	– American Capital Access Financial Guaranty Corporation
ADR	– American Depositary Receipt
AMBAC	– American Municipal Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
BMA	– Bond Market Association
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
MBIA	– Municipal Bond Investors Assurance
PCR	– Pollution Control Revenue
PSF-GTD	– (Texas) Permanent Schools Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Wealth Preservation Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2007

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Wealth Preservation Strategy
Assets
Investments in securities, at value Unaffiliated issuers (cost $442,420,944, $334,664,259 and $146,403,661, respectively)	$504,920,591		$368,331,803		$156,465,802
Affiliated issuers (cost $14,775,623, $3,659,256 and $1,705,129, respectively)	14,775,623		3,659,256		1,705,129
Cash	9,237		3,238		917
Foreign cash, at value (cost $1,845,771, $433,122 and $211,299, respectively)(a)	1,849,457		434,011		211,433
Receivable for shares of beneficial interest sold	2,489,726		2,037,822		993,227
Receivable for investment securities sold	1,311,157		104,020		242,275
Dividends and interest receivable	821,300		2,519,395		1,157,163
Receivable for variation margin on futures contracts	4,250		1,062		531
Unrealized appreciation of swap contracts	– 0	–	50,442		28,445

Total assets	526,181,341		377,141,049		160,804,922

Liabilities
Payable for investment securities purchased	3,769,848		– 0	–	202,061
Payable for shares of beneficial interest redeemed	629,121		1,565,432		778,495
Advisory fee payable	277,976		172,920		72,061
Distribution fee payable	120,469		174,583		77,393
Transfer Agent fee payable	6,806		10,593		5,022
Unrealized depreciation of swap contracts	– 0	–	36		88
Accrued expenses and other liabilities	103,494		140,621		122,413

Total liabilities	4,907,714		2,064,185		1,257,533

Net Assets	$521,273,627		$375,076,864		$159,547,389

Composition of Net Assets
Shares of beneficial interest, at par	$327		$291		$134
Additional paid-in capital	447,790,032		347,777,046		144,794,815
Undistributed net investment income	2,787,540		963,843		438,545
Accumulated net realized gain (loss) on investment and foreign currency transactions	8,192,986		(7,375,622)		4,225,476
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	62,502,742		33,711,306		10,088,419

	$521,273,627		$375,076,864		$159,547,389

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value
Class A	$144,256,530	9,051,651	$15.94	*

Class B	$31,029,110	1,987,570	$15.61

Class C	$70,425,143	4,508,241	$15.62

Advisor Class	$275,562,844	17,169,604	$16.05

Balanced Wealth Strategy
Class A	$224,147,430	17,427,660	$12.86	*

Class B	$57,171,013	4,443,616	$12.87

Class C	$83,432,525	6,470,404	$12.89

Advisor Class	$10,325,896	801,982	$12.88

Wealth Preservation Strategy
Class A	$85,786,471	7,251,402	$11.83	*

Class B	$32,292,542	2,669,859	$12.10

Class C	$33,937,089	2,802,791	$12.11

Advisor Class	$7,531,287	635,336	$11.85

*	The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy were $16.65, $13.43, and $12.36, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts equivalent to U.S. $41,549, $8,582 and $4,291, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2007.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Wealth Preservation Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $324,817, $140,564 and $37,612, respectively)	$7,740,071		$3,235,830		$874,161
Affiliated issuers	433,729		111,497		66,224
Interest	246,972		6,828,646		4,068,409

Total income	8,420,772		10,175,973		5,008,794

Expenses
Advisory fee (see Note B)	2,653,855		1,961,062		879,591
Distribution fee—Class A	378,232		637,465		256,890
Distribution fee—Class B	303,746		606,779		353,188
Distribution fee—Class C	613,146		733,390		320,496
Transfer agency—Class A	52,331		171,204		72,348
Transfer agency—Class B	18,039		62,084		38,591
Transfer agency—Class C	28,260		61,969		28,762
Transfer agency—Advisor Class	77,227		8,058		5,795
Custodian	302,167		258,666		208,798
Registration	89,668		77,922		71,878
Audit	68,868		69,128		67,061
Legal	67,220		65,926		71,689
Printing	36,885		61,585		47,068
Trustees’ fees	36,498		40,868		39,628
Miscellaneous	26,890		35,684		19,078

Total expenses	4,753,032		4,851,790		2,480,861
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(99,624)
Less: expense offset arrangement (see Note B)	(5,790)		(23,458)		(11,332)

Net expenses	4,747,242		4,828,332		2,369,905

Net investment income	3,673,530		5,347,641		2,638,889

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,876,792		11,983,096		5,028,865
Futures contracts	439,140		88,724		13,288
Swap contracts	– 0	–	(21,270)		(13,165)
Foreign currency transactions	(44,838)		13,893		(4,848)
Net change in unrealized appreciation/depreciation of:
Investments	35,210,683		9,073,054		1,387,728
Futures contracts	(101,098)		(18,907)		1,158
Swap contracts	– 0	–	59,540		36,999
Foreign currency denominated assets and liabilities	2,362		665		1,210

Net gain on investment and foreign currency transactions	44,383,041		21,178,795		6,451,235

Contribution from Adviser (see Note B)	742		76,789		26,602

Net Increase in Net Assets from Operations	$48,057,313		$26,603,225		$9,116,726

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$3,673,530	$931,490
Net realized gain on investment and foreign currency transactions	9,271,094	1,219,187
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	35,111,947	13,626,395
Contribution from Adviser	742	– 0	–

Net increase in net assets from operations	48,057,313	15,777,072
Dividends and Distributions to Shareholders from
Net investment income
Class A	(584,666)	(68,449)
Advisor Class	(1,090,858)	(12,852)
Net realized gain on investment transactions
Class A	(346,184)	(827,126)
Class B	(90,032)	(259,937)
Class C	(174,184)	(336,345)
Advisor Class	(434,413)	(54,820)
Transactions in Shares of Beneficial Interest
Net increase	193,585,685	161,684,896

Total increase	238,922,661	175,902,439
Net Assets
Beginning of period	282,350,966	106,448,527

End of period (including undistributed net investment income of $2,787,540 and $809,380, respectively)	$521,273,627	$282,350,966

See notes to financial statements.

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$5,347,641	$3,936,621
Net realized gain on investment and foreign currency transactions	12,064,443	8,032,558
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,114,352	5,995,146
Contribution from Adviser	76,789	– 0	–

Net increase in net assets from operations	26,603,225	17,964,325
Dividends to Shareholders from
Net investment income
Class A	(3,728,759)	(2,464,624)
Class B	(643,794)	(422,952)
Class C	(763,232)	(389,405)
Advisor Class	(206,250)	(106,947)
Transactions in Shares of Beneficial Interest
Net increase	23,521,599	62,766,973

Total increase	44,782,789	77,347,370
Net Assets
Beginning of period	330,294,075	252,946,705

End of period (including undistributed net investment income of $963,843 and $959,488, respectively)	$375,076,864	$330,294,075

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Statement of Changes in Net Assets

	Wealth Preservation Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$2,638,889	$2,207,002
Net realized gain on investment and foreign currency transactions	5,024,140	3,340,751
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,427,095	1,172,821
Contribution from Adviser	26,602	– 0	–

Net increase in net assets from operations	9,116,726	6,720,574
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,681,347)	(1,302,786)
Class B	(423,448)	(329,746)
Class C	(381,763)	(228,422)
Advisor Class	(156,231)	(94,449)
Net realized gain on investment transactions
Class A	(1,109,477)	– 0	–
Class B	(453,869)	– 0	–
Class C	(392,078)	– 0	–
Advisor Class	(92,409)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(6,152,821)	12,964,359

Total increase (decrease)	(1,726,717)	17,729,530
Net Assets
Beginning of period	161,274,106	143,544,576

End of period (including undistributed net investment income of $438,545 and $458,324, respectively)	$159,547,389	$161,274,106

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2007

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Strategies’ Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2007, such reimbursement amounted to $0, $0 and $99,624, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

During the year ended August 31, 2007, the Adviser reimbursed the funds $742, $76,789 and $26,602 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for trading losses incurred due to trade entry errors.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $102,886, $176,697 and $73,761 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2007.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For the year ended August 31, 2007, the Strategies’ expenses were reduced by $5,790, $23,458 and $11,332 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that is has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2007 as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$64,039	$6,312	$35,689	$7,541
Balanced Wealth	86,009	8,383	86,441	18,357
Wealth Preservation	39,673	7,657	37,125	9,062

Brokerage commissions paid on investment transactions for the year ended August 31, 2007 amounted to $402,268, $158,102 and $45,405 for the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, of which $0 and $991; $0 and $0; and $0 and $60 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

Accrued expenses include amounts owed to one of the Trustees under a deferred compensation plan of $8,633 and $8,508 for the Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2007.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Notes to Financial Statements

and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy’s average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy’s average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2007, were as follows:

Wealth Appreciation	Purchases	Sales
Investment securities (excluding U.S. government securities)	$378,758,750	$186,397,017
U.S. government securities	–0–	–0–

Balanced Wealth	Purchases	Sales
Investment securities (excluding U.S. government securities)	$202,022,246	$179,034,858
U.S. government securities	–0–	–0–

Wealth Preservation	Purchases	Sales
Investment securities (excluding U.S. government securities)	$92,557,918	$103,790,793
U.S. government securities	–0–	–0–

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps, and foreign currency transactions) are as follows:

Tax-Managed Strategy	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Wealth Appreciation	$457,796,873	$72,516,530	$(10,617,190)	$61,899,340
Balanced Wealth	338,508,732	38,342,930	(4,860,603)	33,482,327
Wealth Preservation	148,184,742	11,190,558	(1,204,369)	9,986,189

1. Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Strategies.

The Strategies’ custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies’ commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Strategies bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

3. Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategies, and/or the termination value at the end of the contract. Therefore, the Strategies consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategies accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class A
Shares sold	2,974,845	4,898,208	$46,152,953	$66,729,377

Shares issued in reinvestment of dividends and distributions	54,854	61,635	833,240	834,532

Shares converted from Class B	77,520	20,844	1,214,193	282,384

Shares redeemed	(1,386,319)	(2,048,099)	(21,391,623)	(28,378,847)

Net increase	1,720,900	2,932,588	$26,808,763	$39,467,446

Class B
Shares sold	346,238	547,010	$5,217,446	$7,377,346

Shares issued in reinvestment of distributions	5,407	17,447	80,842	233,100

Shares converted to Class A	(78,972)	(21,175)	(1,214,193)	(282,384)

Shares redeemed	(271,644)	(268,346)	(4,072,888)	(3,605,228)

Net increase	1,029	274,936	$11,207	$3,722,834

Class C
Shares sold	1,582,094	1,785,144	$23,919,398	$24,023,741

Shares issued in reinvestment of distributions	8,203	17,643	122,711	235,712

Shares redeemed	(549,211)	(393,216)	(8,383,253)	(5,284,851)

Net increase	1,041,086	1,409,571	$15,658,856	$18,974,602

Advisor Class
Shares sold	11,949,951	7,608,606	$185,909,349	$105,921,806

Shares issued in reinvestment of dividends and distributions	97,175	3,303	1,482,885	44,912

Shares redeemed	(2,307,034)	(464,888)	(36,285,375)	(6,446,704)

Net increase	9,740,092	7,147,021	$151,106,859	$99,520,014

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class A
Shares sold	4,312,487	6,610,145	$54,551,447	$78,389,174

Shares issued in reinvestment of dividends	271,735	195,756	3,428,225	2,301,152

Shares converted from Class B	349,831	198,998	4,472,675	2,359,347

Shares redeemed	(3,910,998)	(3,220,987)	(49,422,204)	(38,244,733)

Net increase	1,023,055	3,783,912	$13,030,143	$44,804,940

Class B
Shares sold	620,366	1,063,614	$7,845,975	$12,642,353

Shares issued in reinvestment of dividends	46,186	32,401	583,979	381,374

Shares converted to Class A	(350,019)	(199,279)	(4,472,675)	(2,359,347)

Shares redeemed	(858,505)	(941,601)	(10,863,127)	(11,181,285)

Net decrease	(541,972)	(44,865)	$(6,905,848)	$(516,905)

Class C
Shares sold	2,265,042	2,218,453	$28,810,314	$26,450,391

Shares issued in reinvestment of dividends	44,975	24,442	570,980	288,375

Shares redeemed	(1,108,711)	(912,637)	(14,063,973)	(10,854,129)

Net increase	1,201,306	1,330,258	$15,317,321	$15,884,637

Advisor Class
Shares sold	405,906	282,241	$5,120,127	$3,359,217

Shares issued in reinvestment of dividends	13,126	8,516	165,706	100,143

Shares redeemed	(250,650)	(72,323)	(3,205,850)	(865,059)

Net increase	168,382	218,434	$2,079,983	$2,594,301

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class A
Shares sold	2,408,365	3,412,109	$28,242,242	$38,723,456

Shares issued in reinvestment of dividends and distributions	208,654	103,340	2,432,666	1,168,207

Shares converted from Class B	218,079	91,996	2,560,069	1,073,910

Shares redeemed	(3,203,234)	(2,270,441)	(37,498,697)	(25,863,311)

Net increase (decrease)	(368,136)	1,337,004	$(4,263,720)	$15,102,262

Class B
Shares sold	275,087	395,053	$3,300,835	$4,594,430

Shares issued in reinvestment of dividends and distributions	61,271	23,488	731,154	271,189

Shares converted to Class A	(213,214)	(94,196)	(2,560,069)	(1,073,910)

Shares redeemed	(677,129)	(858,805)	(8,116,669)	(9,989,678)

Net decrease	(553,985)	(534,460)	$(6,644,749)	$(6,197,969)

Class C
Shares sold	931,121	926,841	$11,175,475	$10,776,195

Shares issued in reinvestment of dividends and distributions	46,114	13,997	550,967	161,861

Shares redeemed	(719,097)	(681,523)	(8,624,503)	(7,925,916)

Net increase	258,138	259,315	$3,101,939	$3,012,140

Advisor Class
Shares sold	271,435	168,799	$3,168,996	$1,926,985

Shares issued in reinvestment of dividends and distributions	19,558	8,167	228,438	92,337

Shares redeemed	(149,205)	(85,162)	(1,743,725)	(971,396)

Net increase	141,788	91,804	$1,653,709	$1,047,926

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows:

	August 31, 2007	August 31, 2006
Wealth Appreciation Strategy
Distributions paid from:
Ordinary income	$1,675,524	$81,301
Long-term capital gains	1,044,813	1,478,228

Total taxable distributions	2,720,337	1,559,529

Total distributions paid	$2,720,337	$1,559,529

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	August 31, 2007	August 31, 2006
Balanced Wealth Strategy
Distributions paid from:
Ordinary income	$1,792,214	$1,111,732

Total taxable distributions paid	1,792,214	1,111,732
Tax exempt distributions	3,549,821	2,272,196

Total distributions paid	$5,342,035	$3,383,928

Wealth Preservation Strategy
Distributions paid from:
Ordinary income	$535,527	$359,136
Long-term capital gains	2,047,833	–0–

Total taxable distributions paid	2,583,360	359,136
Tax exempt distributions	2,107,262	1,596,267

Total distributions paid	$4,690,622	$1,955,403

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Wealth Preservation Strategy
Undistributed ordinary income(a)	$2,970,686	$1,069,000	$632,882
Undistributed long-term capital gains	8,610,139	–0–	4,114,893
Accumulated capital and other gains/(losses)(b)	–0–	(7,288,742)	–0–
Unrealized appreciation(c)	61,902,443	33,526,089	10,012,478

Total accumulated earnings/(deficit)(d)	$73,483,268	$27,306,347	$14,760,253

(a)	Includes tax exempt income of $0, $199,999 and $165,935, respectively.

(b)

During the fiscal year ended August 31, 2007, the Balanced Wealth Strategy had a net capital loss carryforward of $7,288,742, of which $5,845,529 expires in the year 2010 and $1,443,213 expires in the year 2011. The Balanced Wealth Strategy utilized $11,875,750 of prior year capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(c)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income(loss) accrual and mark-to-market on passive foreign investment companies and futures contracts.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to deferred compensation and accrual of swap income.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to foreign currency reclassification, and the disposition of a passive foreign investment company (“PFIC”) resulted in a net decrease in undistributed net investment income and corresponding net increase in accumulated net realized gain on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to a foreign currency reclassification, swap income reclassification, disposition of a PFIC, and a prior period adjustment resulted in a net decrease in undistributed net investment income and a corresponding net decrease in accumulated net realized loss on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to a foreign currency reclassification, swap income reclassification and a disposition of a PFIC, resulted in a net decrease in undistributed net investment income and corresponding net increase in accumulated net realized gain on investment and foreign currency transactions.

These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”)

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,					September 2, 2003(a) to August 31, 2004
	2007	2006		2005

Net asset value, beginning of period	$ 14.00	$ 12.66		$ 10.77		$ 10.00

Income From Investment Operations
Net investment income(b)	.14	.08		.04	(c)	.01	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.93	1.42		1.86		.77
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.07	1.50		1.90		.78

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.01)		(.01)		(.01)
Distributions from net realized gain on investment transactions	(.05)	(.15)		– 0	–	– 0	–

Total dividends and distributions	(.13)	(.16)		(.01)		(.01)

Net asset value, end of period	$ 15.94	$ 14.00		$ 12.66		$ 10.77

Total Return
Total investment return based on net asset value(f)	14.76%	11.87%		17.65%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144,257	$102,651		$55,691		$29,431
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.36	%(g)	1.50%		1.55	%(h)
Expenses, before waivers/reimbursements	1.14%	1.36	%(g)	1.63%		2.28	%(h)
Net investment income	.89%	.59	%(g)	.34	%(c)	.10	%(c)(d)(h)
Portfolio turnover rate	48%	40%		51%		21%

See footnote summary on page 113.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class B
	Year Ended August 31,					September 2, 2003(a) to August 31, 2004
	2007	2006		2005

Net asset value, beginning of period	$ 13.75	$ 12.51		$ 10.71		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.02	(.02)		(.04	)(c)	(.06	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.89	1.41		1.84		.77
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.91	1.39		1.80		.71

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	(.15)		– 0	–	– 0	–

Net asset value, end of period	$ 15.61	$ 13.75		$ 12.51		$ 10.71

Total Return
Total investment return based on net asset value(f)	13.87%	11.11%		16.81%		7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,029	$27,310		$21,413		$14,481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86%	2.09	%(g)	2.20%		2.25	%(h)
Expenses, before waivers/reimbursements	1.86%	2.09	%(g)	2.33%		2.95	%(h)
Net investment income (loss)	.14%	(.16	) %(g)	(.37	) %(c)	(.57	) %(c)(d)(h)
Portfolio turnover rate	48%	40%		51%		21%
See footnote summary on page 113.

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class C
	Year Ended August 31,					September 2, 2003(a) to August 31, 2004
	2007	2006		2005

Net asset value, beginning of period	$ 13.75	$ 12.52		$ 10.71		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.03	(.01)		(.04	)(c)	(.06	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.89	1.39		1.85		.77
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.92	1.38		1.81		.71

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	(.15)		– 0	–	– 0	–

Net asset value, end of period	$ 15.62	$ 13.75		$ 12.52		$ 10.71

Total Return
Total investment return based on net asset value(f)	13.94%	11.02%		16.90%		7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,425	$47,689		$25,751		$14,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	2.06	%(g)	2.20%		2.25	%(h)
Expenses, before waivers/reimbursements	1.85%	2.06	%(g)	2.33%		2.98	%(h)
Net investment income (loss)	.18%	(.09	)%(g)	(.36	)%(c)	(.59	)%(c)(d)(h)
Portfolio turnover rate	48%	40%		51%		21%

See footnote summary on page 113.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,					September 2, 2003(a) to August 31, 2004
	2007	2006		2005

Net asset value, beginning of period	$ 14.09	$ 12.72		$ 10.80		$ 10.00

Income From Investment Operations
Net investment income(b)	.20	.17		.08	(c)	.01	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.92	1.38		1.87		.80
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.12	1.55		1.95		.81

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.03)		(.03)		(.01)
Distributions from net realized gain on investment transactions	(.05)	(.15)		– 0	–	– 0	–

Total dividends and distributions	(.16)	(.18)		– 0	–	– 0	–

Net asset value, end of period	$ 16.05	$ 14.09		$ 12.72		$ 10.80

Total Return
Total investment return based on net asset value(f)	15.09%	12.23%		18.02%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$275,563	$104,701		$3,594		$1,771
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84%	1.01	%(g)	1.20%		1.36	%(h)
Expenses, before waivers/reimbursements	.84%	1.01	%(g)	1.34%		2.65	%(h)
Net investment income	1.26%	1.26	%(g)	.64	%(c)	.13	%(c)(d)(h)
Portfolio turnover rate	48%	40%		51%		21%

See footnote summary on page 113.

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Year Ended August 31,	May 1, 2003 to August 31, 2003(i)	Year Ended April 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 12.09	$ 11.49	$ 10.61	$ 10.04	$ 9.41	$ 10.30

Income From Investment Operations
Net investment income(b)	.22	.19	.15	(c)	.10	(c)(d)	.00	(e)	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77	.58	.87	.54	.63	(.82)
Contribution from Adviser	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.99	.77	1.02	.64	.63	(.77)

Less: Dividends
Dividends from net investment income	(.22)	(.17)	(.14)	(.07)	– 0	–	(.12)

Net asset value, end of period	$ 12.86	$ 12.09	$ 11.49	$ 10.61	$ 10.04	$ 9.41

Total Return
Total investment return based on net asset value(f)	8.26%	6.72%	9.65%	6.36%	6.70%	(7.45)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$224,147	$198,406	$144,983	$97,552	$46,013	$43,743
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.10%	1.18	%(g)	1.20%	1.31%	1.97	%(h)	1.82%
Expenses, before waivers/ reimbursements	1.10%	1.18	%(g)	1.29%	1.80%	1.97	%(h)	1.82%
Net investment income	1.76%	1.60	%(g)	1.35	%(c)	.91	%(c)(d)	.10	%(h)	.57%
Portfolio turnover rate	51%	57%	51%	129%	20%	78%

See footnote summary on page 113.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Year Ended August 31,	May 1, 2003 to August 31, 2003(i)	Year Ended April 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 12.10	$ 11.50	$ 10.62	$ 10.08	$ 9.47	$ 10.34

Income From Investment Operations
Net investment income (loss)(b)	.13	.10	(c)	.07	(c)	.02	(c)(d)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77	.58	.87	.53	.63	(.83)
Contribution from Adviser	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.90	.68	.94	.55	.61	(.84)

Less: Dividends
Dividends from net investment income	(.13)	(.08)	(.06)	(.01)	– 0	–	(.03)

Net asset value, end of period	$ 12.87	$ 12.10	$ 11.50	$ 10.62	$ 10.08	$ 9.47

Total Return
Total investment return based on net asset value(f)	7.49%	5.97%	8.89%	5.50%	6.44%	(8.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,171	$60,329	$57,826	$50,135	$32,081	$31,781
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.82%	1.90	%(g)	1.90%	2.03%	2.72	%(h)	2.57%
Expenses, before waivers/ reimbursements	1.82%	1.91	%(g)	2.02%	2.53%	2.72	%(h)	2.57%
Net investment income (loss)	1.03%	.86	%(c)(g)	.64	%(c)	.18	%(c)(d)	(.66	)%(h)	(.13)%
Portfolio turnover rate	51%	57%	51%	129%	20%	78%

See footnote summary on page 113.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Year Ended August 31,	May 1, 2003 to August 31, 2003(i)	Year Ended April 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 12.13	$ 11.52	$ 10.64	$ 10.09	$ 9.48	$ 10.35

Income From Investment Operations
Net investment income (loss)(b)	.14	.11	.07	(c)	.03	(c)(d)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	.58	.87	.53	.63	(.83)
Contribution from Adviser	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.89	.69	.94	.56	.61	(.84)

Less: Dividends
Dividends from net investment income	(.13)	(.08)	(.06)	(.01)	– 0 –	(.03)

Net asset value, end of period	$ 12.89	$ 12.13	$ 11.52	$ 10.64	$ 10.09	$ 9.48

Total Return
Total investment return based on net asset value(f)	7.39%	6.05%	8.87%	5.59%	6.43%	(8.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,433	$63,889	$45,364	$26,766	$5,920	$6,011
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.80%	1.89	%(g)	1.90%	1.99%	2.69	%(h)	2.54%
Expenses, before waivers/ reimbursements	1.80%	1.89	%(g)	2.00%	2.52%	2.69	%(h)	2.54%
Net investment income (loss)	1.07%	.89	%(g)	.65	%(c)	.26	%(c)(d)	(.63	)%(h)	(.09)%
Portfolio turnover rate	51%	57%	51%	129%	20%	78%

See footnote summary on page 113.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,					September 2, 2003(j) to August 31, 2004
	2007	2006		2005

Net asset value, beginning of period	$ 12.11	$ 11.50		$ 10.62		$ 10.13

Income From Investment Operations
Net investment income(b)	.26	.23		.18	(c)	.12	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.77	.58		.87		.46
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.03	.81		1.05		.58

Less: Dividends
Dividends from net investment income	(.26)	(.20)		(.17)		(.09)

Net asset value, end of period	$ 12.88	$ 12.11		$ 11.50		$ 10.62

Total Return
Total investment return based on net asset value(f)	8.57%	7.11%		9.95%		5.73%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$10,326	$7,670		$4,774		$1,988
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.79%	.88	%(g)	.90%		1.00	%(h)
Expenses, before waivers/ reimbursements	.79%	.88	%(g)	1.00%		1.48	%(h)
Net investment income	2.07%	1.91	%(g)	1.66	%(c)	1.24	%(c)(d)(h)
Portfolio turnover rate	51%	57%		51%		129%

See footnote summary on page 113.

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class A
	Year Ended August 31,							May 1, 2003 to August 31, 2003(i)		Year Ended April 30, 2003
	2007	2006		2005		2004

Net asset value, beginning of period	$ 11.51	$ 11.16		$ 10.65		$ 10.28		$ 10.11		$ 10.07

Income From Investment Operations
Net investment income(b)(c)	.23	.20		.13		.07	(d)	.05		.23
Net realized and unrealized gain on investment and foreign currency transactions	.47	.33		.50		.34		.19		.10
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.70	.53		.63		.41		.24		.33

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.18)		(.12)		(.04)		(.07)		(.29)
Distributions from net realized gain on investment transactions	(.15)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.18)		(.12)		(.04)		(.07)		(.29)

Net asset value, end of period	$ 11.83	$ 11.51		$ 11.16		$ 10.65		$ 10.28		$ 10.11

Total Return
Total investment return based on net asset value(f)	6.15%	4.79%		5.95%		3.94%		2.36%		3.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,786	$87,717		$70,145		$55,937		$36,857		$36,133
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20%	1.20	%(g)	1.20%		1.33%		1.55	%(h)	1.40%
Expenses, before waivers/ reimbursements	1.26%	1.33	%(g)	1.37%		1.79%		1.82	%(h)	1.69%
Net investment income(c)	1.93%	1.73	%(g)	1.23%		.68	%(d)	1.57	%(h)	2.36%
Portfolio turnover rate	59%	75%		63%		173%		37%		94%

See footnote summary on page 113.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class B
	Year Ended August 31,							May 1, 2003 to August 31, 2003(i)		Year Ended April 30, 2003
	2007	2006		2005		2004

Net asset value, beginning of period	$ 11.76	$ 11.40		$ 10.87		$ 10.54		$ 10.37		$ 10.31

Income From Investment Operations
Net investment income (loss)(b)(c)	.15	.12		.06		(.01	)(d)	.03		.17
Net realized and unrealized gain on investment and foreign currency transactions	.48	.34		.51		.35		.19		.10
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.63	.46		.57		.34		.22		.27

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.10)		(.04)		(.01)		(.05)		(.21)
Distributions from net realized gain on investment transactions	(.15)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.10)		(.04)		(.01)		(.05)		(.21)

Net asset value, end of period	$ 12.10	$ 11.76		$ 11.40		$ 10.87		$ 10.54		$ 10.37

Total Return
Total investment return based on net asset value(f)	5.42%	4.01%		5.25%		3.22%		2.12%		2.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,293	$37,910		$42,831		$46,781		$48,199		$47,156
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.90%	1.90	%(g)	1.90%		2.05%		2.25	%(h)	2.10%
Expenses, before waivers/ reimbursements	1.98%	2.06	%(g)	2.10%		2.52%		2.55	%(h)	2.42%
Net investment income (loss)(c)	1.22%	1.00	%(g)	.51%		(.06	)%(d)	.87	%(h)	1.65%
Portfolio turnover rate	59%	75%		63%		173%		37%		94%

See footnote summary on page 113.

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class C
	Year Ended August 31,							May 1, 2003 to August 31, 2003(i)		Year Ended April 30, 2003
	2007	2006		2005		2004

Net asset value, beginning of period	$ 11.77	$ 11.41		$ 10.88		$ 10.55		$ 10.38		$ 10.32

Income From Investment Operations
Net investment income(b)(c)	.15	.12		.06		.00	(d)(e)	.03		.17
Net realized and unrealized gain on investment and foreign currency transactions	.48	.34		.51		.34		.19		.10
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.63	.46		.57		.34		.22		.27

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.10)		(.04)		(.01)		(.05)		(.21)
Distributions from net realized gain on investment transactions	(.15)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.10)		(.04)		(.01)		(.05)		(.21)

Net asset value, end of period	$ 12.11	$ 11.77		$ 11.41		$ 10.88		$ 10.55		$ 10.38

Total Return
Total investment return based on net asset value(f)	5.42%	4.00%		5.25%		3.21%		2.12%		2.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,937	$29,954		$26,075		$22,284		$9,091		$8,398
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.90%	1.90	%(g)	1.90%		2.01%		2.25	%(h)	2.10%
Expenses, before waivers/ reimbursements	1.96%	2.04	%(g)	2.08%		2.50%		2.54	%(h)	2.41%
Net investment income (loss)(c)	1.24%	1.02	%(g)	.53%		(.01	)%(d)	.87	%(h)	1.64%
Portfolio turnover rate	59%	75%		63%		173%		37%		94%

See footnote summary on page 113.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Advisor Class
	Year Ended August 31,					September 2, 2003(j) to August 31, 2004
	2007	2006		2005

Net asset value, beginning of period	$ 11.53	$ 11.19		$ 10.67		$ 10.29

Income From Investment Operations
Net investment income(b)(c)	.26	.23		.18		.09	(d)
Net realized and unrealized gain on investment and foreign currency transactions	.48	.32		.49		.34
Contribution from Adviser	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.74	.55		.67		.43

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.21)		(.15)		(.05)
Distributions from net realized gain on investment transactions	(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.21)		(.15)		(.05)

Net asset value, end of period	$ 11.85	$ 11.53		$ 11.19		$ 10.67

Total Return
Total investment return based on net asset value(f)	6.46%	4.99%		6.33%		4.14%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$7,531	$5,693		$4,494		$297
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.90%	.90	%(g)	.90%		.99	%(h)
Expenses, before waivers/ reimbursements	.96%	1.03	%(g)	1.10%		1.48	%(h)
Net investment income(c)	2.24%	2.02	%(g)	1.67%		.98	%(d)(h)
Portfolio turnover rate	59%	75%		63%		173%

See footnote summary on page 113.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Net of expense waived and reimbursed by the Transfer Agent.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Annualized.

(i)	The Strategy changed its fiscal year end from April 30 to August 31.

(j)	Commencement of distribution.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

The AllianceBernstein Portfolios

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy, each a series of the AllianceBernstein Portfolios (the “Funds”) as of August 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy as of August 31, 2007, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2007

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Balanced Wealth Strategy and the Wealth Preservation Strategy designate 66.45% and 44.93%, respectively, of total dividends paid during the fiscal year ended August 31, 2007, as “exempt interest dividends”.

For the fiscal year ended August 31, 2007, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. As such, 100% of total taxable ordinary dividends paid by Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, represents the amount of qualified dividend income.

100%, 87%, 73.45% of the total taxable ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

For fiscal year ended August 31, 2007, Wealth Appreciation Strategy designates $1,044,813 as long-term capital gain dividends. In addition the Wealth Preservation Strategy designates $2,047,833 as long-term capital gain dividends.

For foreign shareholders, the Wealth Appreciation Strategy designates 6.7% of ordinary dividends paid as qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2008.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Stephen Beinhacker, Vice President

Michael P. Curcio, Vice President

Henry S. D’Auria, Vice President

Robert B. (Guy) Davidson III, Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Thomas J. Fontaine(2), Vice President

Eric J. Franco, Vice President

Mark A. Hamilton(2), Vice President

David P. Handke, Jr., Vice President

Joshua B. Lisser(2), Vice President

John P. Mahedy, Vice President

Christopher W. Marx, Vice President

Teresa L. Marziano, Vice President

Seth J. Masters(2), Vice President

Melanie A. May, Vice President

Christopher H. Nikolich(2), Vice President

Jimmy K. Pang, Vice President

Joseph G. Paul, Vice President

John D. Phillips, Vice President

James G. Reilly, Vice President

Paul C. Rissman, Vice President

Lisa A. Shalett, Vice President

Kevin F. Simms, Vice President

Christopher M. Toub, Vice President

P. Scott Wallace, Vice President

Greg J. Wilensky, Vice President

Kewjin Yuoh, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller and Chief Accounting Officer

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for each Strategy’s portfolio are made by the Blend Investment Team. Messrs. Fontaine, Hamilton, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy’s portfolio.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SCB & Co.”)) and its predecessor since prior to 2002.	108	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 75 (1998)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

David H. Dievler, #, ## 78 (1999)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	109	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 65 (1999)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	108

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund’s Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Trustees is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested trustee”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Stephen Beinhacker 43	Vice President	Senior President of the Adviser**, with which he has been associated since prior to 2002.

Michael P. Curcio 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002 and Managing Director.

Henry S. D’Auria 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002, Chief Investment Officer of Emerging Markets Value Equities since 2002 and Co-Chief Investment Officer of International Value Equities since June 2003.

Robert B. (Guy) Davidson III 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002 and Director of Municipal Bond Management.

Sharon E. Fay 47	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2002, and Chief Investment Officer of Global Value Equities (since June 2003). Until January 2006, Ms. Fay was Co-CIO – European and UK Value Equities, a position she assumed with Bernstein. She also serves on AllianceBernstein’s Management Executive Committee.

Marilyn G. Fedak 60	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2002, Co-Chief Investment Officer of U.S. Large Cap Value Equities and Head of Sanford C. Bernstein & Co., Inc.’s Value Equities Business.

Thomas J. Fontaine 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Eric J. Franco 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Mark A. Hamilton 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

David P. Handke, Jr. 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Joshua B. Lisser 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002 and Chief Investment Officer – Structured Equities.

John P. Mahedy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002, Co-Chief Investment Officer of U.S. Value Equities since 2003 and Director of Research-U.S. Value Equities since prior to 2002.

Christopher W. Marx 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Teresa L. Marziano, 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2002, and Co-Chief Investment Officer of Real Estate Investments since July 2004.

Seth J. Masters 48	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002, Chief Investment Officer of Style Blend and Core Equity Services and Head of the U.S. and Global Style Blend teams.

Melanie A. May 37	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2002.

Christopher H. Nikolich 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Jimmy K. Pang 34	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph G. Paul 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002, Chief Investment Officer of Small- and Mid-Capitalization Value Equities since 2002, Chief Investment Officer of Advanced Value since prior to 2002 and Co-Chief Investment Officer of Real Estate Investments since July 2004.

John D. Philips 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

James G. Reilly 46	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002.

Paul C. Rissman 50	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002.

Lisa A. Shalett 44	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2002.

Kevin F. Simms 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002, Co-Chief Investment Officer of International Value Equities since 2003 and Director of Research for Global Value and International Value Equities since prior to 2002.

Christopher M. Toub 48	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002.

P. Scott Wallace 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Greg J. Wilensky 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002, and Director of Stable Value Investments.

Kewjin Yuoh 36	Vice President	Vice President of the Adviser**, with which he has been associated since March 2003. Prior thereto, he was a Vice President of Credit Suisse Asset Management since prior to 2002 until 2002.

Emilie D. Wrapp 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

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Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2002.

Vincent S. Noto 42	Controller and Chief Accounting Officer	Vice President of ABIS**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on July 31-August 2, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage com-

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

missions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Strategy at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of each Strategy as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index, in each case for periods ended April 30, 2007 over various periods as indicated below.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees reviewed information showing the comparative performance of the Class A Shares of AllianceBernstein Tax-Managed Wealth Appreciation Strategy as compared to the Performance Group and Performance Universe, and as compared to a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”), in each case over the 1- and 3-year periods and (in the case of the Index) the since inception period (September 2003 inception). The trustees noted that the Strategy was in the 4th quintile of the Performance Group and Performance Universe in the 1-year period, 4th quintile of the Performance Group in the 3-year period and 5th quintile of the Performance Universe in the 3-year period, and that the Strategy underperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees reviewed information showing the comparative performance of the Class A Shares of AllianceBernstein Tax-Managed Balanced Wealth Strategy as compared to the Performance Group and Performance Universe, and as compared to a composite index (50% Standard & Poor’s 500 Stock Index/50% Lehman Brothers 5 Year General Obligation Municipal Index) (the “Index”), in each case over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (May 1992 inception). The trustees noted that the Strategy was in the 5th quintile in the 1- and 5-year periods and 4th quintile in the 3-year period of the Performance Group and Performance Universe, 3rd quintile in the 10-year period of the Performance Group and 4th quintile in the 10-year period of the Performance Universe, and that the Strategy underperformed the Index in all periods reviewed except in the 3-year period when it

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

outperformed the Index. The trustees noted that the Strategy’s investment strategy had changed significantly in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. The trustees also noted the Adviser’s representation that the Strategy’s relative performance compared to the funds in its Lipper category is adversely affected because most of the other funds in such category are not tax-managed. Based on their review, and their discussion of the reasons for the Strategy’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to advise the Strategy and concluded that the Strategy’s investment performance was understandable. The trustees informed the Adviser that they planned to continue to closely monitor the Strategy’s performance.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The trustees reviewed information showing the comparative performance of the Class A Shares of AllianceBernstein Tax-Managed Wealth Preservation Strategy as compared to the Performance Group and Performance Universe, and as compared to a composite index (70% Lehman Brothers 5 Year General Obligation Municipal Index/30% Standard & Poor’s 500 Stock Index) (the “Index”), in each case over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (May 1992 inception). The trustees noted that the Strategy was in the 5th quintile in the 1-year period and 3rd quintile in the 3-year period of the Performance Group and Performance Universe, 2 out of 2 of the Performance Group and in the 4th quintile of the Performance Universe in the 5-year period, 1 out of 1 of the Performance Group and in the 5th quintile of the Performance Universe in the 10-year period. The trustees further noted that the Strategy underperformed the Index in all periods reviewed except in the 5-year period when it outperformed the Index. The trustees noted that the Strategy’s investment strategy had changed significantly in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. The trustees also noted the Adviser’s representation that the Strategy’s relative performance compared to the funds in its Lipper category is adversely affected because most of the other funds in such category are not tax-managed. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style as the Strategies. The trustees reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which involve investments in securities of the same type that the Strategies invest in (i.e., equity or equity and debt securities, depending on the particular Strategy).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Strategies potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Strategies by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that AllianceBernstein Tax-Managed Balanced Wealth Strategy’s at approximate current size contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower

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than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The trustees noted that AllianceBernstein Tax-Managed Wealth Preservation Strategy’s at approximate current size contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements would result in a sharing of economies of scale in the event the Strategies’ net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Wealth Preservation Strategy. Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Trustees on July 31-August 2, 2007.

2	It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include “AllianceBernstein.”

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fees	Net Assets	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$369.7	Tax-Managed Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$499.1	Tax-Managed Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$161.7	Tax-Managed Wealth Preservation Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of each Strategy’s fiscal year upon at least 60 days written notice. It should be noted that, except for all four share classes of Tax-Managed Wealth Preservation Strategy, the Strategies were operating below their expense caps during the most recent semi-annual period. Accordingly, the expense limitation undertaking of those

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Strategies were of no effect. In addition, set forth below are the gross expense ratios of each Strategy during the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (06/30/07)[4]		Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.20 1.90 1.90 0.90	% % % %	1.12 1.84 1.83 0.82	% % % %	August 31

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	1.50 2.20 2.20 1.20	% % % %	1.16 1.88 1.87 0.86	% % % %	August 31

Tax-Managed Wealth Preservation Strategy	Class A Class B Class C Advisor	1.20 1.90 1.90 0.90	% % % %	1.27 1.99 1.97 0.97	% % % %	August 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered

4	Annualized.

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reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies. However, with respect to the Strategies, the Adviser represented that there are no institutional products that have substantially similar investment styles as the Strategies.

The Adviser also manages other retail mutual funds, specifically, certain series (the “Non-Tax-Managed Wealth Strategies”)5 of the Trust and of the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”),6 which have similar investment styles as the Strategies, but are managed without regard to taxes. The following table shows the fee schedules of the Non-Tax-Managed Wealth Strategies and the relevant AVPS portfolios:7

Strategy	Non-Tax-Managed Wealth Strategy/ AVPS Portfolio	Fee Schedule
Tax-Managed Balanced Wealth Strategy	Balanced Wealth Strategy/Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

Tax-Managed Wealth Appreciation Strategy	Wealth Appreciation Strategy/Wealth Appreciation Strategy Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance

Tax-Managed Wealth Preservation Strategy	Wealth Preservation Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

5	Pertains to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy.

6	Pertains to AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Wealth Appreciation Strategy Portfolio. AVPS, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts.

7	The Non-Tax-Managed Wealth Strategies and AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:8

Strategy	Luxembourg Fund	Fee[9]
Tax-Managed Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Tax-Managed Wealth Preservation Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:10

Strategy	ACITM Mutual Fund	Fee
Tax-Managed Balanced Wealth Strategy	Alliance Global Balance (50% Global Bond/50% Global Equity)[11] Alliance Global Balance (30% Global Bond/70% Global Equity)[11]	0.70% 0.75%

Tax-Managed Wealth Preservation Strategy	Alliance Global Balance (70% Global Bond/30% Global Equity)[11]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed

8	Similar to the Non-Tax-Managed Wealth Strategies, these funds are managed without regards to taxes.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

10	See footnote 8.

11	This ACITM fund is privately placed or institutional.

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management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Strategy.13

Tax-Managed Wealth Appreciation Strategy’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee[14]	Lipper Group Median	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.767	1/14
Tax-Managed Wealth Appreciation Strategy[15]	0.650	0.893	2/16
Tax-Managed Wealth Preservation Strategy	0.550	0.700	2/9

Lipper also analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy’s EG and Lipper Expense Universe (“EU”).16 Since Lipper had expanded Tax-Managed Wealth Appreciation Strategy’s EG, under Lipper’s standard guidelines, the Strategy’s EU was also expanded to include

12	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any waivers or expense reimbursements for expense caps that would effectively reduce the effective management fee rate.

15	The Strategy’s EG includes the Strategy, seven other Global Large-Cap Growth funds (“GLCG”), four Global Multi-Cap Core funds (“GMLC”) and four Global Multi-Cap Growth funds (“GMLG”).

16	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

peers that had a similar but not the same Lipper investment classification/objective as the Strategy.17 The result of that analysis is set forth below:

Strategy	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.185	1.280	4/14	1.204	18/39

Tax-Managed Wealth Appreciation Strategy[19]	1.360	1.505	3/16	1.510	4/21

Tax-Managed Wealth Preservation Strategy	1.200	1.253	2/9	1.506	6/28

Based on this analysis, Tax-Managed Balance Wealth Strategy and Tax-Managed Wealth Appreciation Strategy have a more favorable ranking on a management fee basis than they do on a total expense ratio basis. Tax-Managed Wealth Preservation Strategy has equally favorable rankings.

III. COSTS	TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT	MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. Except for Tax-Managed Wealth Appreciation Strategy, the Adviser’s profitability percentage from providing investment advisory services to each Strategy increased during calendar year 2005 relative to 2004.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may

17	The expansion of the Strategy’s EU was not requested by the Adviser or the Senior Officer. They requested only the EG be expanded.

18	The total expense ratios shown are for the Strategies’ Class A shares.

19	The Strategy’s EU includes the Strategy, EG, and all other retail front-end GLCG, GMLC and GMLG funds, excluding outliers.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Strategies.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.0 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.20

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$111,166
Tax-Managed Wealth Appreciation Strategy	$67,754
Tax-Managed Wealth Preservation Strategy	$44,717

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,672,240	$132,168
Tax-Managed Wealth Appreciation Strategy	$868,388	$60,319
Tax-Managed Wealth Preservation Strategy	$929,318	$74,409

20	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[21]
Tax-Managed Balanced Wealth Strategy	$191,591	$12,193
Tax-Managed Wealth Appreciation Strategy	$63,248	$2,870
Tax-Managed Wealth Preservation Strategy	$87,415	$6,172

The Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the

21	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)22 for the periods ended April 30, 2007:23

Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	7.63	11.00	10.58	12/13	83/86
3 year	8.40	9.20	9.53	10/13	48/66
5 year	5.81	6.95	7.57	12/13	41/45
10 year	5.78	5.78	6.65	6/11	23/33

Tax-Managed Wealth Appreciation Strategy
1 year	11.45	13.24	13.57	6/8	12/15
3 year	14.57	15.33	16.39	4/6	9/11

Tax-Managed Wealth Preservation Strategy
1 year	5.55	6.45	8.00	8/8	79/82
3 year	5.63	4.74	5.63	3/6	26/51
5 year	5.17	N/A24	5.80	2/2	14/23
10 year	5.47	N/A24	5.87	1/1	8/10

22	The Strategies’ PGs/PUs are not identical to their corresponding EGs/EUs. Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

23	It should be noted that until September 2, 2003, Tax-Managed Balanced Wealth Strategy, which was formerly called Alliance Growth Investors Fund, and Tax-Managed Wealth Preservation Strategy, which was formerly called Alliance Conservative Investors Fund, were using different investment strategies, most notably, the Strategies were not-taxed managed funds. As a result, the long-term returns are not reflective of returns that would have occurred using the Strategies’ new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Tax-Managed Wealth Appreciation Strategy is relatively new compared to Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy.

24	There is no PG median since the size of the Strategy’s PG is too small.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks:

	Periods Ending April 30, 2007 Annualized Performance
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)[26]
Tax-Managed Balanced Wealth Strategy	7.63	8.40	5.81	5.78	7.54
S&P 500 Stock Index	15.23	12.24	8.54	8.04	11.01
Lehman Brothers 5 Year GO Muni Bond Index	4.23	3.06	3.71	4.77	N/A
50% S&P 500 Stock Index/50% Lehman Brothers 5 Year GO Muni Index	9.73	7.65	6.13	6.41	8.08
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	11.45	14.57	N/A	N/A	14.15
S&P 500 Stock Index	15.23	12.24	N/A	N/A	13.77
MSCI EAFE Index	19.81	22.51	N/A	N/A	N/A
70% S&P 500 Stock Index/30% MSCI EAFE Index (Net)	16.60	15.32	N/A	N/A	17.00
Inception Date: September 2, 2003

Tax-Managed Wealth Preservation Strategy	5.55	5.63	5.17	5.47	6.13
Lehman Brothers 5 Year GO Muni Bond Index	4.23	3.06	3.17	4.77	6.59
S&P 500 Stock Index	15.23	12.24	8.54	8.04	5.14
70% Lehman Brothers 5 Year GO Muni Bond Index/30% S&P 500 Stock Index	7.53	5.81	5.16	5.75	6.16
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

25	The performance returns shown are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns for each Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the since inception performance returns for each Strategy goes back to each Strategy’s actual inception date.

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

AllianceBernstein Family of Funds

NOTES

142	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

NOTES

144	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0807

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit Related Fees	Tax Fees
AB Balanced Wealth Strategy	2006	$21,500	$0	$7,650
	2007	$22,250		$12,650
AB Wealth Appreciation Strategy	2006	$21,500		$7,650
	2007	$22,250		$12,650
AB Wealth Preservation Strategy	2006	$21,500		$7,650
	2007	$22,250		$12,650
AB TM Balanced Wealth Strategy	2006	$37,000		$7,800
	2007	$38,500		$11,850
AB TM Wealth Appreciation Strategy	2006	$37,000		$7,800
	2007	$38,500		$11,850
AB TM Wealth Preservation Strategy	2006	$37,000		$7,800
	2007	$38,500		$11,850

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

			Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates

AB Balanced Wealth Strategy	2006	$6,419,453	$7,650
			($—)
			($7,650)
	2007	$663,772	$12,650
			($—)
			($12,650)
AB Wealth Appreciation Strategy	2006	$6,419,453	$7,650
			($—)
			($7,650)
	2007	$663,772	$12,650
			($—)
			($12,650)
AB Wealth Preservation Strategy	2006	$6,419,453	$7,650
			($—)
			($7,650)
	2007	$663,772	$12,650
			($—)
			($12,650)
AB TM Balanced Wealth Strategy	2006	$6,419,603	$7,800
			($—)
			($7,800)
	2007	$662,972	$11,850
			($—)
			($11,850)
AB TM Wealth Appreciation Strategy	2006	$6,419,603	$7,800
			($—)
			($7,800)
	2007	$662,972	$11,850
			($—)
			($11,850)
AB TM Wealth Preservation Strategy	2006	$6,419,603	$7,800
			($—)
			($7,800)
	2007	$662,972	$11,850
			($—)
			($11,850)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: October 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: October 24, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 24, 2007